UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Flagstone Reinsurance Holdings Limited
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT
Flagstone Reinsurance Holdings Limited
Crawford House
23 Church Street
Hamilton HM 11, Bermuda

ANNUAL GENERAL MEETING – May 14, 2009

April 14, 2009

To the Shareholders of Flagstone Reinsurance Holdings Limited:

You are cordially invited to attend the Annual General Meeting of your company to be held at 8:30 a.m. local time on Thursday, May 14, 2009 at The Tuckers Point Hotel and Spa, Tuckers Town, Smith’s, Bermuda.

A report of the current affairs of Flagstone Reinsurance Holdings Limited will be presented at the Annual General Meeting and shareholders will have an opportunity for questions and comments.

We request that you complete, sign, and mail the enclosed form of proxy in the enclosed business reply envelope, whether or not you plan to physically attend the Annual General Meeting.

The attached Proxy Statement, accompanying proxy card, Notice of Annual General Meeting, Annual Report and Form 10-K are first being mailed to shareholders on or about April 14, 2009.

Sincerely yours,

/s/ David A. Brown

David A. Brown

Chief Executive Officer

Flagstone Reinsurance Holdings Limited
Crawford House
23 Church Street
Hamilton HM 11, Bermuda

NOTICE OF ANNUAL GENERAL MEETING
To be held on May 14, 2009

NOTICE IS HEREBY GIVEN that the Annual General Meeting of shareholders of Flagstone Reinsurance Holdings Limited (the “Company” or “we”) will be held on Thursday, May 14, 2009, at 8:30 a.m. local time for the following purposes:

1.	To elect four (4) Class A directors to hold office until the 2012 Annual General Meeting of shareholders or until their respective successors have been duly elected.

2.
To approve the appointment of Deloitte & Touche to serve as the Company’s independent auditor for the fiscal year 2009 until our 2010 Annual General Meeting and to refer the determination of the auditor’s remuneration to the Board of Directors.

3.	To approve amendments to the Bye-Laws.

4.	To approve the list of Designated Company Directors for certain subsidiaries of the Company.

5.	To approve amendments to the Restricted Share Unit Plan.

6.	To approve the Amended and Restated Long-Term Incentive Plan for Island Heritage Holdings, Ltd.

7.	To approve the form of Stock Appreciation Rights Plan for Island Heritage Holdings, Ltd.

8.	To approve the form of Restricted Share Unit Plan for Flagstone Reinsurance Africa Limited.

9.	To approve and increase the authorized share capital of the Company.

In addition, we will consider any other business as may properly come before the 2009 Annual General Meeting or any adjournment(s) thereof.  The Company’s audited financial statements for the fiscal year ended December 31, 2008 will be presented at the 2009 Annual General Meeting.  At the Annual General Meeting, shareholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual General Meeting or any adjournment(s) thereof.

The Board of Directors has fixed the close of business March 23, 2009 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual General Meeting. This Proxy Statement, the Notice of Annual General Meeting, the accompanying proxy card, the Annual Report and Form 10-K for year ended December 31, 2008 are first being mailed to shareholders on or about April 14, 2009.  Although the Annual Report and Proxy Statement are being mailed together, the Annual Report should not be deemed to be part of the Proxy Statement.

Shareholders are encouraged to complete, sign, date and return the enclosed proxy card in the return envelope furnished for that purpose.  Please sign the accompanying proxy card exactly as your name appears on your share certificate(s).  Signing and returning a proxy card will not prohibit you from attending the 2009 Annual General Meeting.  If you later decide to revoke your proxy for any reason, you may do so in the manner described in the attached Proxy Statement.

By order of the Board of Directors.

/s/ Jean-Paul Dyer

Jean-Paul Dyer
Corporate Secretary
Hamilton, Bermuda

Flagstone Reinsurance Holdings Limited
2009 Proxy Statement

GENERAL INFORMATION

Persons Making the Solicitation

Proxies in the form enclosed are being solicited by the Board of Directors. The persons named in the accompanying proxy card have been designated as proxies by the Board. Such persons designated as proxies serve as officers of the Company.

Persons Entitled to Vote and Voting Procedures

The Board of Directors has set March 23, 2009 as the record date for the Annual General Meeting. If you were an owner of our common shares at the close of business on that date, you are entitled to notice of, and may vote at, the Annual General Meeting.

As of March 23, 2009, 84,804,844 common shares were issued and outstanding. The presence, in person or by proxy, of holders of more than 50% of the common shares outstanding and entitled to vote on the matters to be considered at the Annual General Meeting is required to constitute a quorum for the transaction of business at the Annual General Meeting. Holders of common shares are entitled to vote on each matter to be voted upon by the shareholders at the Annual General Meeting in accordance with the voting rights afforded under bye-laws 4 and 30 of the Company.

If you are entitled to vote at the Annual General Meeting, you may do so in person at the Annual General Meeting or by proxy without attending the meeting. To vote by proxy, you must fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope. If you receive more than one proxy card, sign and return each proxy card in order to ensure that all of your shares are voted.

If no instructions are provided in an executed proxy, it will be voted “FOR” each of the proposals, and, as to any other business as may properly come before the Annual General Meeting, in accordance with the proxyholder’s judgment as to such business.

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the Annual General Meeting. Member brokerage firms of The New York Stock Exchange, Inc. that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for shareholder action, vote in their discretion upon all of the proposals. Any broker non-votes and abstentions will not be counted as shares present in connection with proposals with respect to which they are not voted.

The Board of Directors has not proposed for consideration at the Annual General Meeting any transaction for which the laws of Bermuda entitle shareholders to appraisal rights.

Solicitation and Revocation

In accordance with our bye-laws the nominees for election as directors at the Annual General Meeting who receive the highest number of “FOR” votes will be elected as directors. This is called plurality voting. All common shares represented by properly executed proxies that are returned and not revoked will be voted in accordance with the instructions, if any, given thereon.  Unless you indicate otherwise on your proxy card, or if no instructions are given, the persons named as your proxies will vote your shares “FOR” all the nominees for director named in this Proxy Statement. All other proposals require the affirmative “FOR” vote of a majority of those shares present at the meeting and entitled to vote on the proposal. A hand vote will be taken unless a poll is requested pursuant to the bye-laws. You may revoke your voted proxy at any time prior to the Annual General Meeting or vote in person if you attend.

The Company will bear the cost of this solicitation of proxies. Solicitation may be made by our directors, officers and employees personally, by telephone, internet or otherwise, but such persons will not be specifically compensated for such services. We may also make, through bankers, brokers or other persons, a solicitation of proxies of beneficial holders of the common shares. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual General Meeting to the beneficial owners of common shares which such persons hold of record.

OUR DIRECTORS

Directors

The table below sets forth the names, ages and positions of the current directors of the Company:

Name	Age	Positions
Mark J. Byrne	47	Executive Chairman of the Board of Directors
David A. Brown	51	Chief Executive Officer, Deputy Chairman and Director
Gary Black	63	Director
Stephen Coley	64	Director
Thomas Dickson	46	Director
Stewart Gross	49	Director
E. Daniel James	44	Director
Anthony P. Latham	58	Director
Dr. Anthony Knap	59	Director
Jan Spiering	57	Director
Wray T. Thorn	37	Director
Peter F. Watson	66	Director
__________________________

The Board of Directors consists of twelve (12) directors and is divided into three equal classes (A, B and C). At each Annual General Meeting, certain directors shall be elected or appointed for a full three-year term to succeed those whose terms expire at such meeting. Each director shall hold office for the term for which he is elected or until his successor is elected or appointed or until his office is otherwise vacated.

Class A Directors with terms expiring at the 2009 Annual General Meeting

Mark J. Byrne has been our Executive Chairman since October 2005. Mr. Byrne also serves as Chairman of Haverford (Bermuda) Ltd. (“Haverford”), an affiliate of the Company due to common ownership (see “Certain Relationships and Related Transactions” below), and Chairman of Island Heritage Holdings Ltd. (“Island Heritage”), an indirect majority-owned subsidiary of the Company. Mr. Byrne founded Flagstone Capital Management (Bermuda) Limited (formerly known as West End Capital Management (Bermuda) Limited and referred to herein as “Flagstone Capital Management”), a wholly-owned subsidiary of the Company, in 1998. Prior to starting Flagstone Capital Management, Mr. Byrne served as Managing Director at Credit Suisse First Boston, responsible for Global Fixed Income Arbitrage in London and Tokyo. Mr. Byrne also held management positions at PIMCO and Salomon Brothers and has 20 years experience in the fixed income and derivative business. Mr. Byrne has invested at early stages in several insurance companies and has served on the boards of directors of several insurance companies, including three public companies: White Mountains Insurance Group Ltd., Terra Nova Bermuda Holding Ltd. and Markel Corp. He holds a Bachelors degree from Dartmouth College and an M.B.A. from the Tuck School of Business at Dartmouth.

Stewart Gross has been a director since January 2006. Mr. Gross is a Managing Director and member of the Investment Committee of Lightyear Capital, a private equity firm investing in companies in the financial services industry. Prior to joining Lightyear in April 2005, Mr. Gross spent 17 years at Warburg Pincus where he was a Managing Director and member of the Executive Management Group. Mr. Gross has been a primary investor in many highly successful companies, including RenaissanceRe Holdings Ltd. Mr. Gross is currently a director of SkillSoft Corporation, and several private companies. Mr. Gross received an A.B., magna cum laude, from Harvard College and an M.B.A. from Columbia Business School where he was elected to Beta Gamma Sigma.

E. Daniel James has been a director since December 2005. Mr. James is a senior manager of the Merchant Banking Group and a managing director of Lehman Brothers Inc. He joined the Lehman Brothers Merchant Banking Group in 1995. Prior to joining the Merchant Banking Group, he was a member of the Lehman Brothers M&A Group, based in London and New York. In 1988, Mr. James joined Lehman Brothers’ Financial Institutions Group. He is currently a director of Blount International, Inc. and Phoenix Brands LLC. He holds a B.A. in chemistry, with honors, from the College of the Holy Cross.

Anthony P. Latham has been a director since November 2008.  Mr. Latham currently serves as Chairman of the board of directors of Pool Reinsurance Limited, the U.K. government-backed terrorism damage reinsurer. He also serves as the Chairman of the board of directors of Pool Reinsurance (Nuclear) Limited. He is Deputy Chairman of the board of directors of Codan A/S and Codan Forsikring A/S in Denmark where he chairs the audit committee. He is also a Director of Realty Insurance Limited, of Ecclesiastical Insurance Group plc and Ecclesiastical Insurance Office plc as well as a Director of Torus Insurance (U.K.) Limited.  Mr. Latham is a former member of the Group Executive of RSA Group plc where he held a variety of senior executive roles over a period of 17 years. RSA Group plc is an international insurance group, listed on the London Stock Exchange. Prior to his employment at RSA Group plc, Mr. Latham worked for an international insurance brokerage firm for 19 years.

Class C Directors with terms expiring at the 2010 Annual General Meeting

David Brown has served as Chief Executive Officer of Flagstone since October 2005. Mr. Brown is also a director of Island Heritage, an indirect majority-owned subsidiary of the Company and Haverford. From September 2003 until October 2005, Mr. Brown served as the Chief Executive Officer of Haverford and as the Chief Operating Officer of Flagstone Capital Management, a wholly-owned subsidiary of the Company. Mr. Brown joined Centre Solutions (Bermuda) Limited (“Centre Solutions”) in 1993, and was its President and Chief Executive Officer at the time of his retirement in 1998. Prior to joining Centre Solutions, Mr. Brown was a Partner with Ernst & Young in Bermuda. Mr. Brown is the non-executive Chairman of the Bermuda Stock Exchange and a Director and Trustee for the Schroder Family Trusts. Mr. Brown led the team which analyzed, structured and negotiated the acquisition of Merastar Insurance Company in 2004. As Chairman of Merastar, Mr. Brown led the board’s oversight of the successful turn-around strategy. At Centre Solutions, Mr. Brown was responsible for the global operations of a group with over $7 billion in assets and offices in several countries. During his ten years with Ernst & Young, Mr. Brown specialized in insurance and was involved in the liquidation of numerous insurance companies in Bermuda, the U.K. and the U.S. Mr. Brown is a Fellow of the Institute of Chartered Accountants in England & Wales and a Member of both the Institute of Chartered Accountants of Bermuda and the Canadian Institute of Chartered Accountants.

Stephen Coley has been a director since January 2006. Mr. Coley is a Director Emeritus of McKinsey & Company. During his more than 28 years of active client service with McKinsey, Mr. Coley led a wide variety of successful business strategy and organization efforts, principally serving technology and basic industrial clients, and led McKinsey’s corporate growth practice. In addition, Mr. Coley served for 10 years on McKinsey’s Investment Committee, which oversees employee profit sharing investments and partner alternative investment vehicles, and served as the committee’s chairman from 2000 to 2004. Mr. Coley received an M.B.A., with distinction, from Harvard Business School, where he was named a Loeb Fellow in finance. Mr. Coley has a B.S. in electrical engineering from Duke University. Mr. Coley currently serves on the boards of directors of Dycom Industries and Underwriters Laboratories. He also serves on the Duke University Pratt School of Engineering Board of Visitors.

Dr. Anthony Knap, Ph.D., has been a director since December 2005. Dr. Knap serves as President, Director and Senior Research Scientist of the Bermuda Institute of Ocean Sciences, which he joined in 1978. In 1994, Dr. Knap founded the Risk Prediction Initiative, a partnership between the science community and the reinsurance industry providing essential information between natural disasters and changing climate. Dr. Knap’s principal research interests are climate change, environmental science, atmosphere/ocean interactions, effects of chemicals on the marine environment as well as relationships between ocean health and human health. Dr. Knap holds a number of professorships, and serves on numerous expert panels and committees in his field. Dr. Knap received his Ph.D. in oceanography in 1978 from the University of Southampton, U.K.

Peter F. Watson was appointed director in September 2007.  Mr. Watson was most recently a consultant to Attorney’s Liability Assurance Society (Bermuda) Ltd. (“ALAS”), a mutual insurance company formed in Bermuda to provide professional liability insurance for large U.S. law firms.  Mr. Watson served as President and Chief Executive Officer of ALAS from 2002 to December 31, 2007.  Prior to joining ALAS in 1998, Mr. Watson’s career was with Price Waterhouse, initially in London and Montreal and, since 1975, in Bermuda where he also served as senior partner of the firm.  In his later years with Price Waterhouse, Mr. Watson was responsible for managing the worldwide professional indemnity program for the firm.  Mr. Watson is a past president and a Fellow of the Institute of Chartered Accountants of Bermuda and a member of the Institute of Chartered Accountants of Ontario and of the Ordre des compatables agree du Quebec.

Class B Directors with terms expiring at the 2011 Annual General Meeting

Gary Black has been a director since June 2006. He was Chief Claims Executive and Senior Vice President of OneBeacon Insurance Company, a subsidiary of White Mountains Insurance Group, until his retirement in 2006. Prior to joining OneBeacon in January of 2004, Mr. Black spent 35 years with Fireman’s Fund Insurance Companies where he was an Executive Vice President and President of the Claims Division. At Fireman’s Fund his responsibilities included claims, corporate administration, general counsel, staff counsel and systems. He received his B.A. degree from Southwest Baptist University and is a Chartered Property Casualty Underwriter.

Thomas Dickson has been a director since December 2005. Mr. Dickson is Chief Executive Officer and Founder of Meetinghouse LLC, a private firm that provides investment advisory and management services and advice and support to management for underwriting, ratings, capital management and actuarial functions. Mr. Dickson currently serves as President and Chief Executive Officer of Haverford Capital Partners (Cayman) Limited (“HCP”), a private equity fund specializing in investments in insurance, reinsurance and specialty finance started in August 2005. Mr. Dickson served as President and Chief Executive Officer of The Centre Group and as its Chief Underwriting Officer. At the time, The Centre Group held assets in excess of $9 billion and capital in excess of $1 billion. He joined The Centre Group at the time of its establishment in 1988 and, prior to assuming responsibilities as Chief Underwriting Officer, served in a variety of business production and underwriting capacities in Bermuda and New York. Mr. Dickson holds a bachelor’s degree with honors from Stanford University and a Masters Degree from the Johns Hopkins School of Advanced International Studies.

Jan Spiering has been a director since December 2005. From February 1979 to June 2002, Mr. Spiering served as a member of Ernst & Young, becoming the Chairman and Managing Partner of Ernst & Young Bermuda. During his tenure at Ernst & Young, Mr. Spiering was a member of the firm’s Global Advisory Counsel, founding member of the International Investment Committee, and was Chairman of the firm’s Offshore Fund’s Group. He retired from Ernst & Young in 2002, and currently serves on the board of directors for WP Stewart & Co Ltd. and various private companies. Mr. Spiering is a Fellow of the Institute of Chartered Accountants in England & Wales and the Institute of Chartered Accountants of Bermuda and is a Member of the Canadian Institute of Chartered Accountants.

Wray T. Thorn has been a director since October 2006. Mr. Thorn is a Senior Managing Director at Marathon Asset Management, LP, a global alternative investment and asset management company, where he has worked since 2005. Mr. Thorn is a senior member of the investment management team responsible for identifying, evaluating, structuring and managing private debt and equity investments for Marathon’s family of investment funds. Mr. Thorn has spent the majority of his career identifying, financing and investing in private equity transactions, including management buyout transactions, acquisition and expansion strategies, growth programs, shareholder transitions and financial restructurings.  Prior to joining Marathon, Mr. Thorn was a Director with Fox Paine & Company, LLC, and had also been a Principal and founding member of Dubilier & Company, LLC. Mr. Thorn began his career in the financial analyst program at Chemical Bank, where he worked in the acquisition finance group, arranging and structuring senior and subordinated debt financings for the firm’s private equity clients. Mr. Thorn is a graduate of Harvard University with an A.B. in Government, cum laude.

OUR EXECUTIVE OFFICERS

Name	Age	Positions
Mark J. Byrne(1)	47	Executive Chairman of the Board of Directors
David A. Brown(2)	51	Chief Executive Officer, Deputy Chairman and Director
Patrick Boisvert	35	Chief Financial Officer
Thomas Bolt	52	Managing Director UK Operations
Khader Hemsi	59	Chief Executive Officer MENA Operations
William Fawcett	46	General Counsel
David Flitman	38	Chief Actuary
Venkateswara Rao Mandava	47	Chief Information Officer and Chief Investment Officer
Gary Prestia	47	Chief Underwriting Officer – Flagstone Réassurance Suisse SA – Bermuda Branch
James O’Shaughnessy	45	Chief Financial Officer (ex)
Brenton Slade	38	Chief Marketing Officer
Guy Swayne	45	Chief Executive Officer – Flagstone Réassurance Suisse SA
Frédéric Traimond	39	Chief Operating Officer

   ______________________________

(1)           See biography of Mr. Byrne under “Our Directors”.

(2)           See biography for Mr. Brown under “Our Directors”.

Patrick Boisvert was appointed as Chief Financial Officer in November 2008.  Prior to his appointment as Chief Financial Officer, Mr. Boisvert had previously served various roles within the Flagstone Group: CFO and Group Finance Director of Flagstone Reassurance Suisse SA, a subsidiary of the Company, since July 2008, and Group Chief Accounting Officer and Treasurer from February 2006 until July 2008.  From February 2005 to February 2006, he was CFO of Flagstone Capital Management which was acquired by the Company in March 2006, where he had responsibility for all finance aspects of a hedge fund manager with approximately $1 billion dollars under management. Prior to joining Flagstone, he was Vice President Fund Administration for BISYS Hedge Fund Services (now part of Citigroup). Mr. Boisvert began his career with Ernst & Young in Montreal, Canada.  He holds a Bachelor in Accounting from Universite du Quebec a Trois-Rivieres, is a member of the C.F.A. Institute and a member of the Canadian Institute of Chartered Accountants.

Thomas Bolt was appointed as our Managing Director of UK Operations in November, 2008. Mr. Bolt is also the Chief Executive Officer of Marlborough Underwriting Agency Limited.  Previously he was Managing Director of the European Division of Berkshire Hathaway Insurance Group, Berkshire Hathaway International Insurance Limited, Marlborough Underwriting Agency Limited, Tenecom Ltd. (formerly Yasuda Fire & Marine Insurance Company of Europe) and Transfercom Limited.  Prior to this position, he was Managing Director of the Insurance Derivatives business at Bankers Trust and involved in the activities of the various Bankers Trust Insurance Companies.  Before that Mr. Bolt held various positions within Berkshire Hathaway, including President of the Cyprus Insurance Company and the Redwood Insurance Company, as well as being involved as a Senior Vice President in the Reinsurance Division.  On March 26, 2009 the Company announced that Mr. Bolt would amicably leave Marlborough on August 1, 2009 to take over the role of Underwriting Performance Director at Lloyds.

Khader Hemsi has served as our Chief Executive Officer MENA Operations since November, 2008.  Prior to joining Flagstone, Mr. Hemsi founded Alliance International Reinsurance Public Company Limited, now known as Flagstone Alliance Insurance and Reinsurance PLC where he also serves as Deputy Chairman & Chief Executive Officer.  Mr. Hemsi has twenty-six years of experience in the insurance and reinsurance industry involved in all aspects of management, administration and underwriting.

William Fawcett has served as our General Counsel since June 2008.  A US and UK qualified attorney with over twenty years of international experience, Mr. Fawcett is responsible for the oversight and management of legal functions throughout the Flagstone Group.  Prior to joining Flagstone, he served as the Chief Legal Officer of AXA’s North American P&C operations. He holds a Bachelor of Arts degree from Colgate University and a Juris Doctor from the University of the Pacific, McGeorge School of Law.

David Flitman joined Flagstone as Chief Actuary in early 2006.  Mr. Flitman has worked in the reinsurance industry for over 15 years offering a depth of experience in risk management.  Prior to joining us he was Chief Actuary and Senior Vice President for ACE Tempest Reinsurance where he managed Actuarial, Claims, Development, and Infrastructure.  He began his career in 1993 as an Actuarial Analyst with Insurance Services Office.  Moving on to WR Berkley Group where he became Assistant Vice President and Chief Actuary for Berkley Mid-Atlantic Group managing the department responsible for Actuarial, Information Management, and Reporting and Regulatory Filing.  Mr. Flitman also worked at XL Reinsurance America as an Assistant Vice President and Senior Pricing Actuary where he priced all lines of Property and Casualty.  Mr. Flitman earned his Bachelor’s of Science from St. John School of Actuarial Science, Risk Management, and Insurance in New York.  He is an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, and a Fellow of the Casualty Actuarial Society.

Venkateswara Rao Mandava joined Flagstone Capital Management April, 2004. He is currently the Group Chief Information Officer, and also has a primary responsibility for our India operations. Over the past 25 years, Mr. Mandava held multi-disciplinary roles between Research, Analytics & Development, Technology Management, Fixed Income Trading and Investment Management at various organizations globally, including Vanderbilt, Credit Suisse, Barclays Capital, E*Trade, and American Century. Mr. Mandava received a Ph.D. in Computer Science from Vanderbilt University, Nashville, TN.

Gary Prestia served as our Chief Underwriting Officer—North America since December 2005 and as of May, 2008, currently serves as Chief Underwriting Officer – Flagstone Réassurance Suisse SA (Bermuda). Mr. Prestia has more than 21 years’ experience in the insurance and reinsurance industry in senior underwriting and executive management positions successfully navigating across the underwriting cycles. From 1998 through 2004, Mr. Prestia served as an executive officer of Converium AG (“Converium”), becoming President of Converium North America, with responsibility for all legal entities and staff in the U.S. and Canada. As Senior Vice President and Chief Underwriting Officer of Converium, he was responsible for property catastrophe, property non-catastrophe, motor, marine and third-party liability (excluding professional liability and workers’ compensation). In early 2005, Mr. Prestia joined Alea North America as Chief Executive Officer of the North American Reinsurance Division. Prior to 1998, Mr. Prestia held senior underwriting positions at Transatlantic Re. Mr. Prestia received his CPCU and ARe professional designations from the American Institute for Chartered Property and Casualty Underwriters and Bachelor of Business Administration undergraduate degree and graduate work at St. Johns University School of Risk Management and Insurance in New York.

James O’Shaughnessy joined the Company as Chief Financial Officer in May 2006 and continued in such capacity until November 21, 2008.  Mr. O’Shaughnessy now serves as the Chief Financial Officer - Bermuda. Prior to joining the Company, he was the Chief Accounting Officer and Senior Vice President at Scottish Reinsurance Group Limited where he was responsible for group internal and external reporting as well as various finance functions and research into accounting issues. Prior to joining Scottish Re in 2005, Mr. O’Shaughnessy was Chief Financial Officer and Senior Vice President at XL Re Ltd., and before that he served for four years at Centre Solutions as Controller and Vice President. Before joining Centre Solutions, he spent four years at ACE Tempest Reinsurance Ltd., where his last position was Vice President of Finance. He began his career in Ireland at PricewaterhouseCoopers before moving to KPMG Peat Marwick in Bermuda. Mr. O’Shaughnessy holds a Bachelor of Commerce degree from University College, Cork, Ireland and is both a Fellow of the Institute of Chartered Accountants of Ireland and an Associate Member of the Chartered Insurance Institute of the U.K.

Brenton Slade is the Chief Marketing Officer of Flagstone, responsible for investor relations, capital market initiatives, and firm marketing. Mr. Slade has been at Flagstone since its founding in 2005 assisting in the formation. Prior to Flagstone, Mr. Slade worked with several members of the Executive Management at West End Capital Management in the role of Director of Business Development, beginning in 2003. Before joining West End Capital, Mr. Slade was a Vice President at Agora Capital (an XL Capital affiliate). Mr. Slade has a degree in Economics and Politics from the University of Western Ontario.

Guy Swayne has been our Chief Underwriting Officer—International since December 2005 and on September 1, 2007 was appointed as the Chief Executive Officer of Flagstone Réassurance Suisse SA, a wholly-owned subsidiary of the Company.  Mr. Swayne has extensive experience in the industry worldwide and brings a depth of expertise in underwriting, business development, and leadership to the Company. Prior to joining the Company, Mr. Swayne was Chief Underwriting Officer—International with ACE Tempest Reinsurance Ltd. where he managed the International Catastrophe underwriting unit. Mr. Swayne joined Ace in January 2000 and has held senior positions including Executive Vice President, ACE Financial Solutions International (AFSI)—Bermuda where he managed AFSI offices in London, Dublin, and Melbourne. In London he became President of ACE Financial Solutions Europe (AFSE) where he established and developed the European office reporting directly to the President and Chief Executive Officer in Bermuda. Mr. Swayne was instrumental in many key elements associated with a start-up operation, including business plan and budget development, hiring underwriting teams, business production and program completion.

Frédéric Traimond was appointed Group Chief Operating Officer of the Company on November 14, 2008. Prior to his appointment as Group COO, since August 2007, Mr. Traimond had served as COO of Flagstone Reassurance Suisse SA.  Mr. Traimond is also a member of the Boards of Directors of various entities within the Flagstone Group.  Before joining Flagstone Group, Mr. Traimond worked for 15 years for AXA Group, primarily in Switzerland. His last position was Chief Risk Officer of AXA-Winterthur, where most notably he was responsible for the Economic Capital studies, including Swiss Solvency Test, Asset-Liability Management, reinsurance strategy and reserve review.  For the 8 years preceding holding that position, he was the chief management officer for the Non-Life subsidiary of AXA Switzerland. Mr. Traimond is a full member of the IAF (Institut des Actuaires Français) and SAA (Swiss Association of Actuaries).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We describe below the transactions we entered into with parties that are related to our Company during the year ended December 31, 2008. We believe that each of the transactions described below was on terms no less favorable to us than we could have obtained from unrelated parties.

Policies and Procedures for Related Party Transactions

The Company adopted a written Code of Conduct and Ethics on June 16, 2006 which specifies the Company’s policy relating to conflicts of interest. The Code of Conduct and Ethics defines a “conflict of interest” as any situation in which the private interest of any director, board observer or employee of the Company interferes in any way (or even appears to interfere) with the interests of the Company as a whole. Under the Code of Conduct and Ethics, an individual who becomes aware of a potential conflict of interest must report this conflict to the Chairman of the Audit Committee for consideration by the Audit Committee. The Audit Committee will determine whether a conflict of interest exists on a case-by-case basis and will memorialize its determinations and the reasons behind such determinations. The Audit Committee will ensure that the directors voting on an issue are informed, disinterested and independent with respect to that issue. If the Audit Committee determines that a conflict of interest exists, then the director, board observer or employee shall not participate, directly or indirectly, in the matter or activity that has given rise to such conflict of interest unless expressly approved by the Audit Committee. The Audit Committee Charter requires the Audit Committee to review and discuss with management the reasonableness of the price, terms and conditions for all related party transactions.  Each of the transactions described below has been reviewed by Audit Committee in accordance with this mandate.

●
In connection with the three closings of the private placement of our common shares in December 2005, January 2006 and February 2006, we issued a Warrant to Haverford to purchase 8,585,747 common shares of the Company (which equaled 12.0% of the issued share capital of the Company through the completion of the private placement in February 2006) at an exercise price of $14.00 per share (subject to adjustment for share subdivisions, share dividends, stock splits and similar events). Our Executive Chairman, Mr. Byrne, and our Chief Executive Officer, Mr. Brown, control and may be deemed to have an interest in Haverford.  See “Security Ownership of Certain Beneficial Owners, Management and Directors” below.

●
The Warrant was granted in recognition of the efforts of Mr. Byrne and Mr. Brown in creating the Company, assembling the resources and taking financial risk by covering all of the start-up costs in advance of the Company being funded by additional investors. In accordance with U.S. GAAP we have recognized the Warrant as a compensation expense.

●
The fair value of the Warrant when issued in December 2005 was $12.2 million, and this amount was included as compensation expense for the period ended December 31, 2005.  We amended the Warrant in connection with the additional closings of the private placement in February 2006 to increase the number of shares for which the Warrant is exercisable in proportion to the amount of additional capital raised in the private placement. The increase in the fair value of the Warrant as a result of this amendment was $3.4 million, and this amount was included as a compensation expense for the year ended December 31, 2006.

●
At a meeting of the Board of Directors held on November 14, 2008, the Warrant was amended to change the exercise dates from December 1, 2010 to December 31, 2010, to December 1, 2013 to December 31, 2013, change the strike price to $14.80 from $14.00 and include a provision that amends the strike price for all dividends paid by the Company from the issuance of the Warrant to its exercise date.  The increase in the fair value of the Warrant as a result of these amendments was $3.6 million, and this amount was included as compensation expense for the year ended December 31, 2008.

●
LB I, an affiliate of Lehman Brothers Inc., has invested $50.0 million in Mont Fort Re Ltd. (“Mont Fort”) in respect of its segregated account “ILW” (“Mont Fort ILW”) and owns 50.0 million, or 90.9%, of the Mont Fort ILW preferred shares. LB I invested $55.0 million in Mont Fort Re Ltd. in respect of its segregated account “ILW 2” (“Mont Fort ILW2”) and which owned 55.0 million, or 100.0%, of the Mont Fort ILW 2 preferred shares. In August 2007, LBI transferred 5,000,000 preferred shares in Mont Fort ILW2 to its affiliate, Lehman Brothers PEP Investments L.P. (“Lehman PEP”). On February 8, 2008, at the request of Lehman PEP, Mont Fort redeemed the 5,000,000 preferred shares held by Lehman PEP. We own all of the common shares of Mont Fort and have 100% control of its board of directors. E. Daniel James, who is a director of the Company, is also a senior manager of the Merchant Banking Group and a managing director of Lehman Brothers Inc. Lehman Brothers Inc. acted as an underwriter of the Company’s IPO. In addition, Lehman Brothers Inc. provided additional investment banking services to the Company. The total fee received by Lehman Brothers Inc. in connection with our IPO was $3.4 million.  On September 15, 2008, Lehman Brothers Holdings, Inc. filed for Chapter 11 bankruptcy protection.  The Lehman entities identified above continue as ongoing enterprises; none of them have filed for bankruptcy protection nor are they included in the LBHI bankruptcy estate.

●
The Company entered into a foreign currency swap with Lehman Brothers Inc. to hedge the Euro-denominated Deferrable Interest Debentures recorded as long term debt.  Under the original terms of the foreign currency swap, the Company exchanged €13.0 million for $16.7 million, will receive Euribor plus 354 basis points and pay LIBOR plus 371 basis points.  The swap, which was to expire on September 15, 2011, had a fair value of $2.5 million as at December 31, 2007.  The agreement was terminated, as per the terms of the swap agreement, on September 15, 2008 due to the bankruptcy of Lehman Brothers Inc. E. Daniel James, who is a director of the Company, is also a senior manager of the Merchant Banking Group and a managing director of Lehman Brothers Inc.

●
Further, on December 7, 2007, the Company entered into an interest rate swap agreement with Lehman Brothers Special Financing Inc. Under the terms of the agreement, the Company exchanged interest on a notional amount of $25.0 million, will receive interest at three month LIBOR and will pay 4.096% interest. The agreement will terminate on September 15, 2012. Also on December 7, 2007, the Company entered into an interest rate swap agreement with Lehman Brothers Special Financing Inc. Under the terms of the agreement, the Company exchanged interest on a notional amount of $120.0 million, will receive interest at three month LIBOR and will pay 3.962% interest. The fair value of the two swaps was $0.2 million as at December 31, 2007.  The agreement was terminated, as per the terms of the swap agreement, on September 15, 2008 due to the bankruptcy of Lehman Brothers Inc.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The named executive officers, Messrs. Byrne, Brown, Boisvert, Flitman, Prestia and O’Shaughnessy, are compensated according to the terms of their employment contracts, which are described below. The Compensation Committee of the Board of Directors has determined that these six officers are the “Named Executive Officers.”

Our executive compensation programs are designed to encourage our executive officers to think and act like, and over time to themselves become, shareholders of the Company. We want our executive officers to take appropriate risks with our capital in order to generate returns for our shareholders but at the same time to share the downside risk if those risks cause poor performance or even loss. Through our performance management and rewards processes and programs, we endeavor to create an environment that fosters and rewards:

●	finding and assuming attractively priced risk;

●	managing our overall risk exposure to mitigate loss;

●	ensuring we have optimal capital to run our business;

●	working hard and cooperating with colleagues; and

●	providing excellent service to clients and colleagues.

We foster an attitude of shared risk-taking between our executive officers and our shareholders by providing a significant portion of our executive officers’ incentive compensation through equity-based awards. We emphasize “at risk” pay tied to performance as the majority of total compensation potential. We evaluate and reward our executive officers based on dynamic factors such as whether they are willing and able to challenge existing processes, adapt to sudden or frequent changes in priorities and capitalize on “windows of opportunity.”

Our Compensation Committee reviews and approves all of our compensation policies.

Executive Compensation Policy

Overview

The Company’s performance-driven compensation policy consists of the following three components:

●	base salary (and, in some cases, housing allowance or mortgage subsidy);

●	annual cash bonuses; and

●	long-term incentive awards (in the form of Performance Share Units or “PSUs”).

We use short-term compensation (base salaries and annual cash bonuses) and long-term compensation (PSUs) to achieve our goal of driving long-term growth in diluted book value per share. The long-term compensation element, the PSUs, are designed to emphasize the performance measures our executive officers need to address in order to deliver shareholder value. The PSUs awarded to our Named Executive Officers (other than our Executive Chairman, who does not participate in the Amended and Restated Performance Share Unit Plan (the “PSU Plan”)) vest over three years (except for the special 2009-2010 series discussed below). PSUs issued prior to December, 2008 may have converted into a quantity of shares ranging from zero to two based upon the Company’s achievement of diluted return on equity goals over the three-year period. The factor with respect to the PSUs granted in December 2008 and January 2009 range between 0.5 and 1.5, depending on the diluted return on equity goals achieved during the vesting period. In the future, the Company may award to Named Executive Officers PSUs which have a different index with a portion of the award tied more closely to the performance of a specific business unit for which a Named Executive Officer is responsible. However, a portion would also remain tied to the Company’s achieving diluted return on equity goals. The Compensation Committee of the Board of Directors of the Company reviews its assumptions in relation to the PSUs on a quarterly basis. During 2008, the Company issued PSUs of the 2006-2008, and 2007-2009, and 2008-2010 series. At a meeting of the Compensation Committee of the Board of Directors on November 13, 2008 the members of the Compensation Committee voted to cancel the PSUs previously granted to the Named Executive Officers in light of the Company's then current diluted return on equity estimates, subject to receiving such Named Executive Officer’s consent. On December 8, 2008, the Named Executive Officers each consented to this cancellation and all PSUs previously granted in 2006, 2007 and 2008 were cancelled.   In lieu of this cancellation, two special series, 2009-2010 and 2009-2011, were issued as replacement PSUs to those employees who were holders of the cancelled series. The diluted return on equity goals in respect of the previous 2006-2008, 2007-2009 and 2008-2010 series are different from those issued for the 2009-2010 and 2009-2011 special series. See “―Long-Term Incentive Awards” below.  The Company may also issue in the future PSUs whose diluted return on equity goals are different from those issued for the 2009-2010 and 2009-2011 series.

We carefully determine the percentage mix of compensation structures we think is appropriate for each of our Named Executive Officers. This is not a mechanical process, and we use our judgment and experience and work with our Named Executive Officers to determine the appropriate mix of compensation for each individual. The number of PSUs each Named Executive Officer (other than our Executive Chairman) receives is based on the expectations we have for the individual and, over time, on their performance against those expectations. The mix of short-term and long-term compensation may sometimes be adjusted to reflect an individual’s need for current cash compensation. While we expect all Named Executive Officers to receive the majority of their compensation in PSUs, family size or geographical location could mean an executive officer needs a larger and more predictable amount of current cash compensation than a peer. In such circumstances, instead of issuing PSUs the Company typically pays cash compensation equal to approximately one-third to two-thirds of the product of the number of PSUs foregone and the fair value per share of the Company’s common shares at the time of the grant. This practice is designed to reward the executive officer for shared risk-taking.

During fiscal 2008, none of the Named Executive Officers participated in the Amended and Restated Flagstone Reinsurance Holdings Limited Restricted Share Unit Plan (the “RSU Plan”).

Base salary typically will constitute a minority portion of the total compensation of our Named Executive Officers. We set salary to provide adequate cash compensation to support a reasonable standard of living, so that our Named Executive Officers are prepared to have “at risk” the portion of their compensation received in PSUs. We anticipate that if the Company meets its diluted return on equity goals the Named Executive Officers will receive significantly more long-term value (in some cases a multiple) from their PSUs than from their annual cash bonuses.

Base salary

Base salary is used to recognize particularly the experience, skills, knowledge and responsibilities required of the executive officers in their roles. When establishing the 2008 base salaries of the Named Executive Officers, the Compensation Committee and management considered a number of factors, including the seniority of the individual, the functional role of the individual’s position, the level of the individual’s responsibility, the ability to replace the individual, the base salary of the individual at his prior employment and the limited number of well-qualified candidates available in Bermuda and Switzerland. For purposes of determining competitive compensation levels for our Named Executive Officers in Bermuda, we subscribed to the PricewaterhouseCoopers Bermuda International Compensation Survey in 2008, an independent local market annual survey.  In addition, we informally consider competitive market practices with respect to the salaries of our Named Executive Officers. We speak with recruitment agencies and review annual reports on Form 10-K, proxy statements or similar information of other Bermuda and Swiss reinsurance companies with market capitalizations greater than $500.0 million and less than $3.0 billion, in particular Aspen Insurance Holdings Ltd., Endurance Specialty Holdings Ltd., Allied World Assurance Company Holdings, Ltd, Montpelier Re Holdings Ltd. and Platinum Underwriters Holding Ltd. We do not use compensation consultants at this time, however, in the future we may seek such advice.

The salaries of the Named Executive Officers are reviewed on an annual basis, as well as at the time of promotion or other changes in responsibilities. The leading factor in determining increases in salary level is the employment market in Bermuda and, solely in respect of Mr. Boisvert, Switzerland for senior executives of insurance and reinsurance companies. We expect the salaries of our Named Executive Officers to stay relatively constant, increasing when the insurance and reinsurance market moves or when an executive officer assumes a larger role within the Company.

Annual cash bonuses

Annual cash bonuses are intended to reward individual performance during the year and can therefore be highly variable from year to year. These bonuses are determined on a discretionary basis. Our Executive Chairman and our Chief Executive Officer agree with each of the other executive officers upon short-term and long-term goals as part of an evaluation process, and then subsequently rate each executive officer in writing against those goals before deciding the bonus. Such goals include but are not limited to finding and assuming attractively-priced risk; managing our overall risk exposure to mitigate loss; ensuring we have optimal capital to run our business; working hard and cooperating with colleagues; and providing excellent service to clients and colleagues.  In the case of the Chief Executive Officer, these goals are established by the Compensation Committee in consultation with the Executive Chairman, and in the case of the Executive Chairman, these goals are established by the Compensation Committee. The Named Executive Officer’s performance of non-goal specific items is also taken into account in determining the Named Executive Officer’s bonus. Awards for the subject year are based on the financial statements for that year, and are based on an assessment of each Named Executive Officer’s achievement of the established goals and non-goal specific items. This range is based on the seniority of the position and our view of the degree to which the Named Executive Officer’s performance could affect the Company’s overall results. The employment agreements for Messrs. Byrne and Brown do not limit the amount of their annual bonuses. The bonus allocation to executive officers, other than Named Executive Officers, are set by the Executive Chairman in consultation with the Chief Executive Officer and approved by the Compensation Committee. Messrs. Byrne and Brown play no role in setting their own bonuses. Instead, the bonuses for each of them are set and approved independently by the Compensation Committee. Bonuses for the Named Executive Officers are accrued quarterly in the consolidated financial statements and are updated based on the amounts approved by the Compensation Committee.

The Compensation Committee approves the bonus of all Named Executive Officers.  Bonuses for all Named Executive Officers were paid in the first quarter of 2009.

Long-Term Incentive Awards

PSUs.  The Company has adopted the PSU Plan to provide PSUs as incentive compensation to certain key employees (including the Named Executive Officers) of the Company. Our Executive Chairman does not participate in the PSU Plan but is responsible for recommending grants under the PSU Plan to the Compensation Committee.

The PSUs are designed to align management’s performance objectives with the interests of our shareholders. We believe that PSUs (which are based on diluted return on equity) align the compensation of our Named Executive Officers more closely to shareholder value than other alternatives such as options (which place 100% weight on growth in market value). The Compensation Committee has exclusive authority to select the persons to be awarded PSUs. At the time of each award, the Compensation Committee determines the terms of the award, including the performance period (or periods) and the performance objectives relating to the award.

Following the final performance period of a PSU, the Compensation Committee determines whether the performance objectives were met in whole or in part, and the payment due on the PSU as a result. The Compensation Committee has no discretion to change the growth in diluted return on equity goals for PSUs which have already been granted.

The PSU grants made entitle the recipient to receive the number of common shares of the Company (or cash equivalent or combination of cash and common shares) equal to the product of the number of PSUs granted times a “multiplier”. The applicable multiplier for each series of PSUs is determined as follows:

(i)	Cancelled PSU grants, see “– Executive Compensation Policy – Overview” above, are as follows:

●
2006-2008 (all series): The multiplier is determined based on the geometric average return on equity of the Company during the fiscal years 2006-2008 measured in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”) on a fully diluted basis.  The multiplier is 100% if return on equity is 17%, 200% if return on equity is 27% or greater, and 0% if return on equity is 7% or less.  The multiplier scales ratably between return on equity endpoints of 7% and 27%.

●
2007-2009 (all series): The multiplier is determined based on the arithmetic average return on equity of the Company during the fiscal years 2007-2009 measured in accordance with U.S. GAAP on a fully diluted basis.  The multiplier is 100% if return on equity is 16%, 200% if return on equity is 26% or greater, and 0% if return on equity is 8% or less.  The multiplier scales ratably between a return on equity endpoint of 8% and a midpoint of 16%, and between a return on equity midpoint of 16% and an endpoint of 26%.

●
2008-2010 (Series A): The multiplier is determined based on the geometric average return on equity of the Company during the fiscal years 2008-2010 measured in accordance with U.S. GAAP on a fully diluted basis.  The multiplier is 100% if return on equity is 16%, 200% if return on equity is 26% or greater, and 0% if return on equity is 8% or less. The multiplier scales ratably between a return on equity endpoint of 8% and a midpoint of 16%, and between a return on equity midpoint of 16% and an endpoint of 26%.

●
2008-2010 (Series B): The multiplier is determined based on the geometric average return on equity of the Company during the fiscal years 2008-2010 measured in accordance with U.S. GAAP on a fully diluted basis.  The multiplier is 100% if return on equity is 17%, 200% if return on equity is 24% or greater, and 0% if return on equity is 10% or less.  The multiplier scales ratably between return on equity endpoints of 10% and 24%.

(ii)	Current PSU grants, see “– Executive Compensation Policy – Overview” above, are as follows:

•
2009-2011 (Series A, B, C and D): The multiplier is determined based on the arithmetic average return on equity of the Company during the fiscal years 2009-2011 measured in accordance with U.S. GAAP on a fully diluted basis.  The multiplier is 100% if return on equity is 13.5%, 150% if return on equity is 18.5% or greater, and 50% if return on equity is 8.5% or less.  The multiplier scales ratably between return on equity endpoints of 8.5% and 18.5%.

•
2009-2010 (Special Series F): The multiplier is determined based on the arithmetic average return on equity of the Company during the fiscal years 2009 and 2010 measured in accordance with U.S. GAAP on a fully diluted basis.  The multiplier is 100% if return on equity is 13.5%, 150% if return on equity is 18.5% or greater, and 50% if return on equity is 8.5% or less.  The multiplier scales ratably between return on equity endpoints of 8.5% and 18.5%.

In the future, the Company may award to Named Executive Officers PSUs which have a different index with a portion of the award tied more closely to the performance of a specific business unit for which a Named Executive Officer is responsible. However, a portion would also remain tied to the Company achieving its diluted return on equity goals.

The Company has no policy to recover payments if the relevant performance measures upon which they are based are restated or otherwise adjusted in a manner that would reduce the size of a payment. With the exception of the special 2009-2010 series which vest in two years, the PSUs vest over a period of three years. To enhance retention, PSUs generally will be cancelled without value by the Company if the participant’s continuous employment terminates prior to the end of the performance period.

Settlement of a PSU may be made in cash or by issuance of common shares or a combination of both, at the discretion of the Compensation Committee. The Company expects generally to settle the PSUs in common shares. As of April 14, 2009, the maximum number of common shares that may be issued under the PSU Plan is 11,200,000 common shares, subject to adjustment for share subdivisions, share dividends, stock splits and similar events. Our long-term expectation is that PSU grants equal in number to approximately 1% of outstanding common shares will be made each year. Thus, an increase in the maximum number of common shares that may be issued under the PSU Plan will need to be authorized in due course.

We generally grant PSU awards annually, prior to the commencement of the performance period they track. In the case of new hires, we generally award PSUs that have a performance period commencing at the beginning of the year of hire.

Warrant.  In connection with the three closings of the private placement of our common shares in December 2005, January 2006 and February 2006, we issued a Warrant to Haverford to purchase 8,585,747 common shares of the Company (which equaled 12.0% of the issued share capital of the Company through the completion of the private placement in February 2006) at an exercise price of $14.00 per share (subject to adjustment for share subdivisions, share dividends, stock splits and similar events). Our Executive Chairman, Mr. Byrne, and our Chief Executive Officer, Mr. Brown, control and may be deemed to have an interest in Haverford.  See “Security Ownership of Certain Beneficial Owners, Management and Directors” below.

The Warrant was granted in recognition of the efforts of Mr. Byrne and Mr. Brown in creating the Company, assembling the resources and taking financial risk by covering all of the start-up costs in advance of the Company being funded by additional investors. In accordance with U.S. GAAP we have recognized the Warrant as a compensation expense.

The fair value of the Warrant when issued in December 2005 was $12.2 million, and this amount was included as compensation expense for the period ended December 31, 2005.  We amended the Warrant in connection with the additional closings of the private placement in February 2006 to increase the number of shares for which the Warrant is exercisable in proportion to the amount of additional capital raised in the private placement. The increase in the fair value of the Warrant as a result of this amendment was $3.4 million, and this amount was included as a compensation expense for the year ended December 31, 2006.

At a meeting of the Board of Directors held on November 14, 2008, the Warrant was amended to change the exercise date from December 1, 2010 to December 31, 2010, to December 1, 2013 to December 31, 2013, change the strike price to $14.80 from $14.00 and include a provision that amends the strike price for all dividends paid by the company from the issuance of the Warrant to its exercise date. The increase in the fair value of the Warrant as a result of these amendments was $3.6 million, and this amount was included as compensation expense for the year ended December 31, 2008.  The Company does not expect to further amend the Warrant.

The Company does not currently intend to grant any options or additional awards to purchase common shares of the Company.

Competitive Market Review

We consider competitive market practices with respect to the salaries and total compensation of our Named Executive Officers. For purposes of determining competitive compensation levels for our Named Executive Officers in Bermuda, we subscribed to the PricewaterhouseCoopers Bermuda International Compensation Survey in 2008, an independent local market annual survey. We review the market practices by speaking to recruitment agencies and reviewing annual reports on Form 10-K, proxy statements or similar information of other Bermuda and Swiss reinsurance companies with market capitalizations greater than $500.0 million and less than $3.0 billion, in particular Aspen Insurance Holdings Ltd., Endurance Specialty Holdings Ltd., Allied World Assurance Company Holdings, Ltd, Montpelier Re Holdings Ltd. and Platinum Underwriters Holding Ltd. We do not use compensation consultants at this time, however, in the future we may seek such advice.

Common Share Ownership Requirements

The Company seeks to weight its compensation scheme to ownership of our common shares. The Company believes that broad-based stock ownership by its employees (including the Named Executive Officers) enhances its ability to deliver superior shareholder returns by increasing the alignment between the interests of our employees and our shareholders. The goal of the PSU program is to engage all of our Named Executive Officers as partners in the Company’s success and help the Company realize the maximum gain from its strategy. The Company does not have a formal requirement for share ownership by any group of employees.

Change in Control and Severance

Upon termination of employment, the Named Executive Officers may receive payments under the Company’s PSU Plan and severance payments under their employment agreements.

PSUs.  The PSU Plan has a “double trigger”: PSUs held by any participant may settle in full if: (i) the Company undergoes a transaction that is deemed to be a change of control and (ii) the participant is terminated, constructively terminated or the PSU Plan is changed adversely. If the change of control is “hostile,” meaning that it is opposed by our Executive Chairman and our Chief Executive Officer, all PSUs held by a participant will become fully payable in shares or cash, or a mixture of both, at the discretion of the Compensation Committee immediately upon any termination of the employment of the participant by the Company. If the double trigger occurs, the Named Executive Officer may receive all or a portion of the maximum award under the PSU Plan.

We believe this double trigger requirement maximizes shareholder value because it prevents an unintended windfall to management in the event of a friendly (non-hostile) change in control. Under this structure, unvested PSUs would continue to incentivize the Named Executive Officers to remain with the Company after the friendly change in control.

If, by contrast, the PSU plan had only a “single trigger,” and a friendly change of control occurred, management’s PSUs would all vest immediately creating a windfall, and the new owner would then likely find it necessary to replace the compensation with fresh unvested compensation in order to retain management. This is why we believe a “double-trigger” is more shareholder-friendly, and thus more appropriate, than a single trigger.

Severance.  The Named Executive Officers’ employment agreements entitle each officer to compensation if such officer’s employment is terminated without cause. Severance payments include a cash payment equal to one year’s annual salary and a bonus calculated by averaging the sum of the most recent three bonuses paid to the Named Executive Officer. In the event a Named Executive Officer has been employed with the Company for fewer than three years and is terminated without cause, the bonus will be calculated by averaging the sum of such lesser number of bonuses paid to the Named Executive Officer.

David Brown’s employment agreement provides that, in the event he is terminated without cause, Mr. Brown generally shall be entitled to a lump sum cash payment of the greater of: (i) one year’s annual salary and a bonus calculated by averaging the sum of the three most recent bonuses paid to him (or such lesser number of bonuses if fewer than three bonuses have been paid since the commencement of his employment agreement), or (ii) the cash value mark-to-market per the Company’s books and records for the most recently ended quarter of the PSUs he lost due to termination, pro-rated for the portion of the performance period served under the PSUs. However, if he is terminated without cause following a change of control of the Company, Mr. Brown will be entitled to a cash payment equal to one year’s annual salary and a bonus calculated by averaging the sum of the three most recent bonuses (or such lesser number of bonuses if fewer than three bonuses have been paid since the commencement of his employment agreement) paid to him.

Severance payments for each Named Executive Officer under his employment agreement are in addition to the Company’s obligation to pay such officer’s salary during the requisite notice period. The severance payments are in addition to each Named Executive Officer’s rights to payment under the PSU Plan discussed above.

Each employment agreement includes a covenant by the Named Executive Officer not to solicit employees of the Company during a period following notice of termination, and, except for a termination of Mr. Brown without cause following a change of control of the Company, provides for these severance payments in a lump sum only after the officer shall have complied with such non-solicitation requirement (in the reasonable judgment of the Company).  In the case of Messrs. Byrne and Brown, that period is 730 days.  In the case of the other Named Executive Officers, that period is 545 days.

The level of severance payments determined as follows: prior to the commencement of our IPO process the level of severance payments was determined as follows: (i) all executive officer contracts were terminable by either party upon 90 days’ notice; (ii) there were no restrictions on the executive officer, following the termination of his employment with the Company, from soliciting employees of the Company; (iii) and there were no severance payments other than payment of salary during the notice period. It was determined by the Compensation Committee, in conjunction with our advisors in the IPO process, that these provisions were generally less protective of the Company’s interest than the provisions adopted by comparable public firms. It was thus decided, in conjunction with the relevant executive officers, to amend the employment agreements in two ways beneficial to the Company (longer notice and the addition of non-solicitation provisions) and two ways beneficial to the employee (severance arrangements and use of the Company’s aircraft at marginal cost). It was considered by the Compensation Committee that, given the lengthy notice period to which the Named Executive Officers are now committed, a decision to resign would effectively freeze such executive officer’s career for at least a year. Thus the payment of one year’s pay, in the event the Company decided to terminate the Named Executive Officer without cause, was considered roughly proportionate.

Mr. Brown’s severance provisions are more generous than those of the other Named Executive Officers and reflect the high opportunity costs he would bear if the Company decided to change its Chief Executive Officer.

Role of Executive Officers in Executive Compensation

The Compensation Committee approves the final determination of compensation for Messrs. Boisvert, Flitman, Prestia and O’Shaughnessy acting on the recommendation of our Executive Chairman, Mr. Byrne, with advice from our Chief Executive Officer, Mr. Brown. The Compensation Committee determines the compensation (excluding the annual bonus) of Mr. Brown acting with advice from Mr. Byrne. The Compensation Committee determines the compensation (excluding the annual bonus) of Mr. Byrne acting with advice from Mr. Brown.  Messrs. Brown and Byrne do not play a role in determining their own bonuses. Instead, the bonuses for each of them are set independently by the Compensation Committee. Our Executive Chairman does not receive PSUs but is responsible for recommending grants under the PSU Plan to the Compensation Committee.

Conclusion

The Company’s compensation policies are designed to retain and motivate our senior executive officers, align their performance objectives with the interests of our shareholders and ultimately reward them for outstanding performance.

Summary Compensation Table

The following Summary Compensation Table summarizes the total compensation awarded to our Named Executive Officers as of December 31, 2008 for services rendered by them to the Company and to its subsidiaries.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock awards(2) ($)	Option awards(3) ($)	All other compensation(4) ($)	Total ($)
Mark J. Byrne Executive Chairman	2008	650,000	422,500	—	3,303,793	97,950	4,474,243
	2007	600,000	750,000	—	—	72,469	1,422,469
David A. Brown Chief Executive Officer	2008	650,000	422,500	-2,425,404	261,708	46,958	1,381,166
	2007	600,000	750,000	1,797,277	—	46,958	3,194,235
Patrick Boisvert Chief Financial Officer (5)	2008	246,336	200,000	-227,872	—	91,221	537,557
	2007	200,000	50,000	177,896	—	72,000	499,896
David Flitman Chief Actuary	2008	500,000	280,000	-612,499	—	120,000	900,000
	2007	383,333	325,000	538,705	—	103,333	1,350,371
Gary Prestia Chief Underwriting Officer Flagstone Réassurance Suisse SA – Bermuda Branch	2008	520,000	292,500	-778,135	—	51,600	864,100
	2007	460,000	369,200	602,068	—	60,494	1,491,762
James O’Shaughnessy Chief Financial Officer (ex)	2008	330,000	50,000	-415,545	—	70,869	450,869
	2007	315,000	165,000	342,235	—	78,750	900,985

_______________________

(1)	The amounts shown in this column are bonuses paid in fiscal year 2008 and reflecting performance in fiscal year 2007, and bonuses paid in fiscal year 2009 reflecting performance in fiscal year 2008.

(2)
The amounts shown in this column are based on the dollar amount recognized for financial statement reporting purposes for the 2008 fiscal year in accordance with SFAS No. 123(R), “Share-Based Payments” (“SFAS 123(R)”). All share awards are expensed ratably over the vesting period and thus the amounts shown reflect the portion of stock awards granted in the 2006, 2007 and 2008 fiscal years. At a meeting of the Compensation Committee of the Board of Directors on November 13, 2008, the members of the Compensation Committee voted to cancel the PSUs previously granted to the Named Executive Officers in light of the Company's then current diluted return on equity estimates, subject to receiving such executive officer’s consent. On December 8, 2008, the executive officers each consented to this cancellation and the PSUs previously granted in 2006, 2007 and January 2008 were cancelled. In lieu of this cancellation, two special series, 2009-2010 and 2009-2011, were issued as replacement PSUs to those employees who were holders of the cancelled series.  The value of the stock awards noted above reflects the reversal of  the expense previously recognized for the prior fiscal years in relation to the cancelled awards pursuant to SFAS No. 123(R), and takes into account the replacement PSUs from December 8, 2008 through December 31, 2008.

(3)
The amounts shown in this column are based on the dollar amount recognized for financial statement reporting purposes for the 2008 fiscal year in accordance with SFAS 123(R). The amounts shown in this column represent the respective interests of Mr. Byrne and Mr. Brown in the fair value of the amendment to the Warrant during 2008, based upon their respective contributions to the capital of Haverford.

(4)
The amounts shown in this column represent housing allowances, school subsidies and mortgage subsidies provided to the Named Executive Officers. During 2008, on flights of Company aircraft, the Company allowed employees and their family members to occupy seats that otherwise would have been vacant. This benefit had no incremental cost to the Company as each Named Executive Officer reimbursed the marginal cost to the Company for any such personal use.

(5)
Mr. Boisvert received his salary and a portion of his housing allowance in U.S. dollars from January 1, 2008 until June 30, 2008.  Mr. Boisvert then received his salary and a portion of his housing allowance in Swiss francs beginning July 1, 2008.  The Swiss franc amounts were converted in U.S. dollars at an average foreign exchange rate for the period of $0.89871.  Prior to his relocation to Switzerland in July 2008, Mr. Boisvert was paid a bonus of $120,000 relating to his performance up to that date for fiscal year 2008.

Grants of Plan-Based Awards

The Compensation Committee makes awards to all of our Named Executive Officers, except our Executive Chairman. Our Executive Chairman does not participate in the PSU Plan because he contributed the significant majority of capital to Haverford and we therefore consider him to have sufficient indirect interest in the value of the Company’s equity, and because this allows him to participate meaningfully in the allocation of PSU grants to others without conflict of interest.

At a meeting of the Compensation Committee of the Board of Directors on November 13, 2008, the members of the Compensation Committee voted to cancel the PSUs previously granted to the Named Executive Officers in light of the Company's then current diluted return on equity estimates, subject to receiving such executive officer’s consent. On December 8, 2008, the executive officers each consented to this cancellation and the PSUs previously granted in 2006, 2007 and January 2008 were cancelled. In lieu of this cancellation, two special series, 2009-2010 and 2009-2011, were issued as replacement PSUs to those employees who were holders of the cancelled series.  On January 1, 2009 the Compensation Committee awarded PSUs for the 2009-2011 performance period. Under the non-discretionary formula set forth in the PSUs, upon vesting, the executive officers holding PSUs shall be entitled to receive a number of common shares of the Company (or the cash equivalent, or a combination of both, in each case at the election of the Compensation Committee) equal to the product of the number of PSUs granted multiplied by a factor. The factor will range between 0.5 and 1.5, depending on the diluted return on equity achieved during the vesting period. The PSUs vest over a period of approximately three years. If the diluted return on equity goals are not met, no compensation cost is recognized.

To enhance retention, if the participant’s continuous employment terminates prior to the end of the performance period, PSU grants generally will be cancelled without value by the Company at the end of the next performance period.

In the event of a hostile takeover termination, the Compensation Committee would have the option to pay the maximum award due to the participant in either cash or by the issuance of common shares in the cash value of the common shares based on market value rather than net asset value as of the date of the hostile takeover termination. Under the PSU Plan, a hostile takeover termination would occur if an employee is terminated or there is an adverse change in the PSU Plan, following a change in control of the Company that was opposed by the Executive Chairman and the Chief Executive Officer.

Grants of Plan-Based Awards Table

The following Grants of Plan-Based Awards Table summarizes all grants made to the Named Executive Officers under any plan during the fiscal 2008 year.

			Estimated future payouts under equity incentive plan awards (1)
Name	Grant dates	Date of Compensation Committee Action	Threshold (#)	Target (#)(2)	Maximum (#)	Grant Date Fair Value of Stock and Option Awards (3) ($)
Mark Byrne	n/a	n/a	n/a	n/a	n/a	—
David Brown	January 1, 2008	October 25, 2007	—	189,000	378,000	—
	December 8, 2008	November 13, 2008	—	547,587	821,381	5,541,580
Patrick Boisvert	January 1, 2008	October 25, 2007	—	23,000	46,000
	July 1, 2008	October 25, 2007	—	19,174	38,348	—
	December 8, 2008	November 13, 2008	—	89,735	134,603	908,118
David Flitman	January 1, 2008	October 25, 2007	—	67,500	135,000	—
	December 8, 2008	November 13, 2008	—	169,551	254,327	1,715,856
Gary Prestia	January 1, 2008	October 25, 2007	—	70,000	140,000	—
	December 8, 2008	November 13, 2008	—	188,390	282,585	1,906,507
James O’Shaughnessy	January 1, 2008	October 25, 2007	—	32,000	64,000	—
	December 8, 2008	November 13, 2008	—	97,962	146,943	991,375

(1)
There is no minimum, or “threshold,” number of common shares of the Company payable under a PSU Plan award. “Target” means the number of common shares issuable if the performance objectives of the award were met in full (factor of one), and “maximum” means maximum number of shares issuable under the award (factor of 2 with respect to PSUs issued prior to December 8, 2008 and factor of 1.5 in respect of PSUs issued on December 8, 2008).

(2)
At a meeting of the Compensation Committee of the Board of Directors on November 13, 2008, the members of the Compensation Committee voted to cancel the PSUs previously granted to the Named Executive Officers in light of the Company's then current diluted return on equity estimates, subject to receiving such executive officer’s consent. On December 8, 2008, the executive officers each consented to this cancellation and the PSUs previously granted in 2006, 2007 and January 2008 were cancelled. The issuance of shares with respect to the PSUs is contingent upon the attainment of certain levels of average diluted return on equity over a three year period. Considering the net loss incurred in the nine months ended September 30, 2008, the Company reviewed is diluted return on equity estimates for the applicable performance periods and accordingly revised the number of PSUs expected to vest. The impact of this revision was that the PSU’s issued on January 1, 2008 were valued at Nil.

(3)
The amounts shown in this column are based on the fair value at time of grant of the PSUs. It assumes the performance objectives of the PSU grant were met in full (factor of one). The ultimate value of the PSUs is highly dependent on the Company’s diluted return on equity. See “―Long Term Incentive Awards.” The value of the stock awards noted above reflects the reversal of prior fiscal years’ income on the cancelled awards and the income on the replacement PSUs from December 8, 2008 through December 31, 2008.

Employment Agreements

The following paragraphs summarize the employment-related agreements for our Named Executive Officers. The employment agreements for Messrs. Boisvert, Flitman, O’Shaughnessy and Prestia provide that either party may terminate the agreement upon 6 month’s advance written notice to the other party and do not otherwise specify a termination date.  The employment agreements for Messrs. Byrne and Brown provide that either party may terminate the agreement upon 365 days’ advanced written notice to the other party and do not otherwise specify a termination date. The employment agreement for each Named Executive Officer provide for a discretionary annual bonus to be paid to each Named Executive Officer. The employment agreement for each of Messrs. Boisvert and Flitman specifies that the annual bonus shall not exceed 50% and 60%, respectively, of each of their annual salaries.  The employment agreement for each of Messrs. O’Shaughnessy and Prestia specifies that the annual bonus shall not exceed 75% of such Named Executive Officer’s annual salary. The employments agreements for Messrs. Byrne and Brown do not limit the amount of their annual bonuses.

The employment agreements for each of the Named Executive Officers specify that each Named Executive Officer shall have the right to personal use of the Company aircraft, provided that each Named Executive Officer shall reimburse the marginal cost to the Company for this personal use. This amount does not include fixed costs which do not change based on usage, such as pilot salaries, the lease costs of the Company aircraft, and the cost of maintenance not related to trips on the aircraft.

Mark Byrne.  We have entered into an employment agreement with Mr. Byrne, dated October 18, 2006, under which he has agreed to serve as our Executive Chairman. Pursuant to this agreement, Mr. Byrne was paid an annual salary of $650,000 for the year ended December 31, 2008. The agreement further provides that Mr. Byrne shall receive a housing allowance through a mortgage subsidy, which will lower the effective cost of financing on his Bermuda residence to 3% per annum. The maximum financing to which this applies is an amount equal to five times Mr. Byrne’s annual salary as amended from time to time. Mr. Byrne has agreed terms with the Company such that his annual salary for the year ending December 31, 2009 will be approximately $650,000.

David Brown.  We have entered into an employment agreement with Mr. Brown, dated October 15, 2006, under which he has agreed to serve as our Chief Executive Officer. Pursuant to this agreement, Mr. Brown was paid an annual salary of $650,000 for the year ended December 31, 2008. The agreement further provides that Mr. Brown shall receive a housing allowance through a mortgage subsidy, which will lower the effective cost of financing on his Bermuda residence to 3% per annum. The maximum financing to which this applies is an amount equal to five times Mr. Brown’s annual salary as amended from time to time.  Mr. Brown has agreed terms with the Company such that his annual salary for the year ending December 31, 2009 will be approximately $650,000.

Patrick Boisvert. We have restated the employment agreement with Mr. Boisvert, on March 31, 2009, under which he has agreed to serve as our Chief Financial Officer.  This employment agreement replaced the prior agreements dated July 1, 2008 and April 9, 2008 between Flagstone Reinsurance Limited and Mr. Boisvert.  Pursuant to the latter agreement, Mr. Boisvert was paid an annual salary of CHF270,000 for the year ended December 31, 2008. The agreement further provides that Mr. Boisvert shall receive a housing allowance of CHF 6,000 per month until July 31, 2010.  Mr. Boisvert has agreed terms with the Company such that his annual salary for the year ending December 31, 2009 will be approximately CHF410,000.

David Flitman.  We have restated the employment agreement with Mr. Flitman, on March 31, 2009, under which he has agreed to serve as our Chief Actuary.  This employment agreement replaced the prior employment agreements with the Company dated August 25, 2008 and January 5, 2006 between Flagstone Reinsurance Limited and Mr. Flitman.  Pursuant to the latter agreement, Mr. Flitman was paid an annual salary of US$ 500,000 for the year ended December 31, 2008. The agreement further provides that Mr. Flitman shall receive a housing allowance of up to $120,000 per annum. Mr. Flitman has agreed to terms with the Company such that his annual salary for the year ending December 31, 2009 will be approximately $525,000.

James O’Shaughnessy.  We have restated the employment agreement with Mr. O’Shaughnessy, on March 31, 2009, under which he has agreed to serve as our Chief Financial Officer - Bermuda. This employment agreement replaced the prior agreements with the Company dated September 24, 2008 and October 18, 2006 between Flagstone Reinsurance Holdings Limited and Mr. O’Shaughnessy.  Pursuant to the 2008 agreement, Mr. O’Shaughnessy was paid an annual salary of $330,000 for the year ended December 31, 2008. The agreement further provides that Mr. O’Shaughnessy shall receive a housing allowance through a mortgage subsidy, which will lower the effective cost of financing on his Bermuda residence to 3% per annum. The maximum financing to which this applies is an amount equal to five times Mr. O’Shaughnessy’s annual salary as amended from time to time.  Mr. O’Shaughnessy has agreed terms with the Company such that his annual salary for the year ending December 31, 2009 will be approximately $330,000.

Gary Prestia.  We have restated the employment agreement with Mr. Prestia, on March 31, 2009, under which he has agreed to serve as our Chief Underwriting Officer - Flagstone Réassurance Suisse SA - Bermuda Branch. This employment agreement replaced the prior agreements with the Company dated October 18, 2006 and August 26, 2008 between the Flagstone Reinsurance Limited and Mr. Prestia.  Pursuant to the latter agreement, Mr. Prestia was paid an annual salary of $520,000 for the year ended December 31, 2008. The agreement further provides that Mr. Prestia shall receive a housing allowance of up to $60,000 per annum.  Mr. Prestia has agreed terms with the Company such that his annual salary for the year ending December 31, 2009 will be approximately $546,000.

Compensation Mix

We use short-term compensation (base salaries and annual cash bonuses) and long-term compensation (PSUs) to achieve our goal of driving long-term growth in book value per share. The long-term compensation element (the PSUs) are designed to emphasize the performance measures executive officers need to address in order to deliver shareholder value.

The cumulative number of outstanding PSUs granted to each of the Named Executive Officers as at December 31, 2008 was as follows: (i) Mr. Byrne (none); (ii) Mr. Brown 547,587; (iii) Mr. Boisvert 89,735; (iv) Mr. Flitman 169,551; (v) Mr. Prestia 188,390; and (vi) Mr. O’Shaughnessy 97,962.

The cumulative number of outstanding PSUs granted to each of the Named Executive Officers as at January 1, 2009 was as follows: (i) Mr. Byrne (none); (ii) Mr. Brown 722,587; (iii) Mr. Boisvert 139,735; (iv) Mr. Flitman 244,551; (v) Mr. Prestia 263,390; and (vi) Mr. O’Shaughnessy 109,962.

The amount of annual base salary for each of the Named Executive Officers in fiscal 2008 was as follows: (i) Mr. Byrne $650,000; (ii) Mr. Brown $650,000; (iv) Mr. Boisvert $246,336; (iv) Mr. Flitman $500,000; (v) Mr. Prestia $520,000; and (vi) Mr. O’Shaughnessy $330,000.

For the Named Executive Officers, no PSUs vested during 2008.  The Compensation Committee of the Board of Directors of the Company reviews its assumptions in relation to the PSUs on a quarterly basis. At a meeting of the Compensation Committee of the Board of Directors on November 13, 2008, the members of the Compensation Committee voted to cancel the PSUs previously granted to the Named Executive Officers in light of the Company's then current diluted return on equity estimates, subject to receiving such executive officer’s consent. On December 8, 2008, the executive officers each consented to this cancellation and the PSUs previously granted in 2006, 2007 and January 2008 were cancelled.

Base salary typically will constitute a minority portion of the total compensation of our Named Executive Officers. We set salary to provide adequate cash compensation to support a reasonable standard of living, so that our Named Executive Officers are prepared to have “at risk” the portion of their compensation received in PSUs. We anticipate that if the Company meets its diluted return on equity goals the Named Executive Officers will receive significantly more long-term value (in some cases a multiple) from their PSUs than from their annual cash bonuses, the other form of incentive compensation.

We maintain a defined contribution pension plan in accordance with the National Pension Scheme (Occupational Pensions Act) 1998, as amended, for the benefit of employees that are Bermudians or spouses of Bermudians.

We maintain a defined contribution pension plan in accordance with the Occupational Pensions Act in Switzerland for the benefit of employees that are resident in Switzerland.

The named executive officers do not participate in any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified, except for those contributions to the Swiss social pension plan, or l’Assurance-Vieillesse et Survivant.

Compensation Committee Interlocks and Insider Participation

●
The Compensation Committee is comprised of four non-executive directors, Messrs. Gross, James, Knap and Thorn, and Mr. James serves as Chairman. No member has ever been an officer or employee of the Company or of any of its subsidiaries. As discussed above under “Certain Relationships and Related Transactions,” E. Daniel James, who is a director of the Company, is also a senior manager of the Merchant Banking Group and a managing director of Lehman Brothers Inc. LB I, an affiliate of Lehman Brothers Inc., has invested $50.0 million in Mont Fort Re Ltd. (“Mont Fort”) in respect of its segregated account “ILW” (“Mont Fort ILW”) and owns 50.0 million, or 90.9%, of the Mont Fort ILW preferred shares. LB I invested $55.0 million in Mont Fort Re Ltd. in respect of its segregated account “ILW 2” (“Mont Fort ILW2”) and which owned 55.0 million, or 100.0%, of the Mont Fort ILW 2 preferred shares. In August 2007, LBI transferred 5,000,000 preferred shares in Mont Fort ILW2 to its affiliate, Lehman Brothers PEP Investments L.P. (“Lehman PEP”). In March 2008, at the request of Lehman PEP, Mont Fort redeemed the 5,000,000 preferred shares held by Lehman PEP. We own all of the common shares of Mont Fort and have 100% control of its board of directors.

●
The Company entered into a foreign currency swap with Lehman Brothers Inc. to hedge the Euro-denominated Deferrable Interest Debentures recorded as long term debt.  Under the original terms of the foreign currency swap, the Company exchanged €13.0 million for $16.7 million, will receive Euribor plus 354 basis points and pay LIBOR plus 371 basis points.  The swap, which was to expire on September 15, 2011, had a fair value of $2.5 million as at December 31, 2007.  The agreement was terminated, as per the terms of the swap agreement, on September 15, 2008 due to the bankruptcy of Lehman Brothers Inc. E. Daniel James, who is a director of the Company, is also a senior manager of the Merchant Banking Group and a managing director of Lehman Brothers Inc. As discussed above, Lehman Brothers Inc. acted as an underwriter of the Company’s IPO. In addition, Lehman Brothers Inc. provided additional investment banking services to the Company. The total fee received by Lehman Brothers Inc. in connection with our IPO was $3.4 million.

●
Further, on December 7, 2007, the Company entered into an interest rate swap agreement with Lehman Brothers Special Financing Inc. Under the terms of the agreement, the Company exchanged interest on a notional amount of $25.0 million, will receive interest at three month LIBOR and will pay 4.096% interest. The agreement will terminate on September 15, 2012. Also on December 7, 2007, the Company entered into an interest rate swap agreement with Lehman Brothers Special Financing Inc. Under the terms of the agreement, the Company exchanged interest on a notional amount of $120.0 million, will receive interest at three month LIBOR and will pay 3.962% interest. The fair value of the two swaps was $0.2 million as at December 31, 2007.  The agreement was terminated, as per the terms of the swap agreement, on September 15, 2008 due to the bankruptcy of Lehman Brothers Inc.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes the number of securities underlying the Warrant and the Company’s PSU Plan awards for each Named Executive Officer as at December 31, 2008.

Name	Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (1) (#)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#) (2)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested (3) ($)
Mark Byrne	n/a	7,955,553	—	$14.80	December 31, 2013	—	—
David Brown	n/a	630,194	—	$14.80	December 31, 2013	547,587	$5,349,925
Patrick Boisvert	n/a	n/a	n/a	n/a	n/a	89,735	$876,711
David Flitman	n/a	n/a	n/a	n/a	n/a	169,551	$1,656,513
Gary Prestia	n/a	n/a	n/a	n/a	n/a	188,390	$1,840,570
James O’Shaughnessy	n/a	n/a	n/a	n/a	n/a	97,962	$957,089

__________________

(1)	The amounts shown in this column represent the respective interests of Mr. Byrne and Mr. Brown in the Warrant, based upon their respective contributions to the capital of Haverford.

(2)
The number of common shares shown in this column assumes the performance objectives of the PSU grant were met in full (factor of one). The number of common shares issuable in respect of the PSUs could increase by a factor of 1.5 depending on diluted return on equity. See “―Long Term Incentive Awards.”

(3)	Valuation of the stock awards replacement PSUs issued on December 8, 2008 assumed a market price of $9.77 as at December 31, 2008.

Potential Payments Upon Termination or Change-in-Control

The following summarizes potential payments payable to our Named Executive Officers upon termination of their employment or a change in control of the Company under their current employment agreements and our PSU Plan.

Employment Agreements

The employment agreement of each Named Executive Officer entitles him to a severance payment if the Company terminates his employment without cause.

As used in these employment agreements, “cause” means:

●	a material breach by the Named Executive Officer of any contract between such executive officer and the Company;

●
the willful and continued failure or refusal by such executive officer to perform any duties reasonably required by the Company, after notification by the Company of such failure or refusal, and failing to correct such behavior within 20 days of such notification;

●	commission by the executive officer of a criminal offence or other offence of moral turpitude;

●	perpetration by the executive officer of a dishonest act or common law fraud against the Company or a client thereof; or

●
the Named Executive Officer’s willful engagement in misconduct which is materially injurious to the Company, including without limitation the disclosure of any trade secrets, financial models, or computer software to persons outside the Company without the consent of the Company.

The employment agreement of Mr. Byrne provides for cash payment equal to one year’s annual salary and a bonus calculated by averaging the sum of the most recent three bonuses paid to the Named Executive Officer. In the event that Mr. Byrne has been employed with the Company for fewer than three years and is terminated without cause, the bonus will be calculated by averaging the sum of such lesser number of bonuses paid to Mr. Byrne. The amounts the Company would pay to Mr. Byrne under this provision for a termination as of December 31, 2008 would be $1,233,333.

David Brown’s employment agreement provides that, in the event Mr. Brown is terminated without cause, Mr. Brown generally shall be entitled to a lump sum cash payment of the greater of: (i) one year’s annual salary and a bonus calculated by averaging the sum of the three most recent bonuses (or such lesser number of bonuses if fewer than three bonuses have been paid since the commencement of his employment agreement) paid to him, or (ii) the cash value determined on a mark-to-market basis per the Company’s books and records for the most recently ended quarter, of the PSUs he lost due to termination, pro-rated for the portion of the performance period served under the PSUs. Under this provision, for a termination as of December 31, 2008, the Company would be obligated to pay $1,233,333 to Mr. Brown.

If the Company terminates Mr. Brown’s employment without cause following a change of control of the Company, the Company will be obligated immediately to pay Mr. Brown a lump sum cash payment equal to one year’s annual salary and a bonus calculated by averaging the sum of three most recent bonuses (or such lesser number of bonuses if fewer than three bonuses have been paid since the commencement of his employment agreement) paid to him. Under this provision, for a termination as of December 31, 2008, the Company would be obligated to pay $1,300,000 to Mr. Brown.

Prior to the commencement of our IPO process the level of severance payments was determined as follows: (i) all executive officer contracts were terminable by either party upon 90 days’ notice; (ii) there were no restrictions on the executive officer, following the termination of his employment with the Company, from soliciting employees of the Company; (iii) and there were no severance payments other than payment of salary during the notice period. It was determined by the Compensation Committee, in conjunction with our advisors in the public offering process, that these provisions were generally less protective of the Company’s interest than those provisions at comparable public firms. It was thus decided, in conjunction with Messrs. Byrne and Brown, to amend the employment agreements in two ways beneficial to the Company (longer notice and the addition of non-solicitation provisions) and two ways beneficial to the employee (severance arrangements and use of the Company’s aircraft at marginal cost). It was considered by the Compensation Committee that, given the lengthy notice period to which the executive officers are now committed, a decision to resign would effectively freeze such an executive officer’s career for at least a year. Thus the payment of one year’s pay, in the event the Company decided to terminate the executive officer without cause, was considered roughly proportionate.

Mr. Brown’s severance provisions are slightly more generous than those of the other Named Executive Officers and reflect the high opportunity costs he would bear if the Company decided to change its Chief Executive Officer.

Severance payments for each Named Executive Officer under his employment agreement are in addition to the Company’s obligation to pay such Named Executive Officer’s salary during the requisite notice period, and are in addition to the Company’s obligations under the PSU Plan.

Each employment agreement includes a covenant by the Named Executive Officer not to solicit employees of the Company during a period following notice of termination, and, except for a termination of Mr. Brown without cause following a change of control of the Company, provides for these severance payments in a lump sum only after the officer shall have complied with such non-solicitation requirement (in the reasonable judgment of the Company).  In the case of Messrs. Byrne and Brown, that period is 730 days.  In the case of the other Named Executive Officers, that period is 545 days.

PSU Plan

Within 24 months following a change of control, and prior to the end of the performance period, the PSU Plan provides for payment in the event of a termination without cause, constructive termination or adverse change in the plan. As used in the PSU Plan:

●
A “change of control” means any person or group, other than the initial subscribers of the Company, becomes the beneficial owner of 50% or more of the Company’s then outstanding shares, or the business of the Company for which the participant’s services are principally performed is disposed of by the Company pursuant to a sale or other disposition of all or substantially all of the business or business related assets of the Company (including shares of a subsidiary of the Company).

●	“Cause” has the meaning set forth above under “—Employment Agreements.”

●
 A participant who terminates employment at his own initiative may, by prior written notice to the Company, declare the termination to be a “constructive termination” if it follows (a) a material decrease in his salary or (b) a material diminution in the authority, duties or responsibilities of his position with the result that the participant makes a determination in good faith that he cannot continue to carry out his job in substantially the same manner as it was intended to be carried out immediately before such diminution. The Company has 30 days to cure the circumstances that would constitute a constructive termination.

●
 An “adverse change in the plan” principally includes a termination of the plan, an amendment that materially diminishes the value of PSU grants, or a material diminution of the rights of the holder of the PSU.

In these circumstances, if the Compensation Committee shall have determined, prior to the change in control and based on the most recent performance status reports, that the performance objectives for the particular grant were being met at the date of the determination, the participant shall receive the maximum award for those PSUs, which is a number of common shares equal to 1.5 times the number of his PSUs. If the Compensation Committee shall have determined that the performance objectives were not being met, the participant shall receive a portion of the maximum award to be determined by the Compensation Committee at its discretion, but not less than the pro-rated portion of the maximum award based on the number of full months which have elapsed since the date of the PSU grant plus half of the difference between that amount and the maximum award. For all PSU awards to date, the sole performance objective has been stated as a target diluted return on equity of the Company.

If the change of control is “hostile,” meaning that it was opposed by our Executive Chairman and our Chief Executive Officer, immediately upon any termination of the employment of the participant by the Company, each participant shall be entitled to receive common shares equal to two times the number of his unvested PSUs or, in the discretion of the Company, the cash value of those shares based on the market price per share at the date of termination.

The number of common shares issuable under these provisions for a termination event as of December 31, 2008 would be 821,381 shares to Mr. Brown, 134,603 shares to Mr. Boisvert, 254,327 shares to Mr. Flitman, 282,585 shares to Mr. Prestia, and 146,943 shares to Mr. O’Shaughnessy. Based on the price per common share of $9.77 at December 31, 2008, the value of those shares would be $8,024,887, $1,315,066, $2,484,770, $2,760,855, and $1,435,633 respectively.

Each of these provisions of the PSU Plan provides for payment only upon a change of control and another triggering event, such as a termination without cause. We believe this “double trigger” requirement maximizes shareholder value because this structure would prevent an unintended windfall to management in the event of a friendly (non-hostile) change in control, which could be a transaction maximizing shareholder value. Under this structure, shareholders would have the ability to sell their common shares since the unvested PSUs would continue to incentivize the Named Executive Officers to remain with the Company after the friendly change in control.

If, by contrast, the PSU plan had only a “single trigger,” and a friendly change of control occurred, management’s PSUs would all vest immediately creating a windfall, and the new owner would then likely find it necessary to replace the compensation with fresh unvested compensation, in order to retain management. This is why we believe a double trigger is more shareholder-friendly, and thus more appropriate, than a single trigger.

The PSU Plan also provides for payment in specified circumstances if the participant shall retire under an approved retirement program of the Company. The Company currently has no retirement program.

Director Compensation Table

The following table summarizes the fees or other compensation that our directors earned for services as members of the Board of Directors or any committee of the Board of Directors during 2008.

Name	Fees earned or paid in cash ($)	Stock awards (1) ($)	Total ($)
Gary Black	19,000	78,000	97,000
Stephen Coley	33,000	83,000	116,000
Thomas Dickson(2)	74,125	41,500	115,625
Stewart Gross(3)	108,000	15,000	123,000
E. Daniel James(4)	30,000	86,000	116,000
Dr. Anthony Knap	46,000	84,000	130,000
Anthony P. Latham	11,125	—	11,125
Marc Roston(5)	20,000	81,000	101,000
Jan Spiering	43,000	184,000	227,000
Wray T. Thorn(6)	50,000	87,000	137,000
Peter F. Watson	72,000	35,000	107,000

__________________

(1)
The amounts shown in this column are based on the dollar amount recognized for financial statement reporting purposes for the 2008 fiscal year in accordance with SFAS No. 123(R). The amounts shown in this column also represent the fair value at time of grant of the Restricted Share Units (“RSUs”) granted to each director during 2008. The aggregate number of RSUs issued to each director during 2008 (all of which remained outstanding as at December 31, 2008, with the exception of Mr. Roston whose RSUs were settled on December 19, 2008) was as follows: Mr. Black—5,611 RSUs; Mr. Coley—5,971 RSUs; Mr. Dickson—2,985 RSUs; Mr. Gross—1,079 RSUs; Mr. James—6,187 RSUs; Dr. Knap—6,043 RSUs; Mr. Latham—nil RSUs; Mr. Roston— 5,827 RSUs Mr. Spiering—13,237 RSUs; Mr. Thorn—6,258 RSUs; and Mr. Watson—2,517 RSUs.

(2)
As noted in “Our Directors” above, Thomas Dickson is Chief Executive Officer and Founder of Meetinghouse LLC.  The Company authorized the issuance of such RSUs in consideration of Mr. Dickson’s service as a director.  The RSUs were granted in favor of Meetinghouse, LLC.

(3)
As noted in “Our Directors” above, Stewart Gross is a Managing Director of Lightyear Capital. The Company authorized the issuance of such RSUs in consideration of Mr. Stewart’s service as a director. The RSUs were granted in favor of Lightyear Capital, LLC. Mr. Gross does not beneficially own these RSUs.

(4)
As noted in “Our Directors” above, E. Daniel James is a Managing Director of Lehman Brothers Inc. and a senior manager of Lehman Brothers Merchant Banking Group. As part of his compensation for serving as a director of the Company, Mr. James has received, and it is expected that he will in the future from time to time receive, common shares, RSUs or options to purchase our common shares. Under the terms of Mr. James’ employment with Lehman Brothers Inc., he is required to surrender to Lehman Brothers Inc. any compensation (including common shares, RSUs and options) received in his capacity as a director of the Company. Mr. James disclaims beneficial ownership of all RSUs granted to him and all common shares beneficially owned by the Lehman entities. See “Security Ownership of Certain Beneficial Owners, Management and Directors” below.

(5)	Mr. Roston resigned from the Board of Directors on September 29, 2008.

(6)
As noted in “Our Directors” above, Wray Thorn is  Senior Managing Director at Marathon Asset Management, LP (formerly known as Marathon Asset Management, LLC) (“Marathon”). Mr. Thorn does not individually or otherwise beneficially own any common shares of the Company. Mr. Thorn is an employee of Marathon, which serves as the investment manager (the “Manager”) of Marathon Special Opportunity Master Fund, Ltd. and Marathon Special Opportunity Liquidating Fund, Ltd. (together, the “Marathon Funds”). The Marathon Funds own certain common shares of the Company, all of which are subject to the sole voting and investment authority of the Manager. Thus, for purposes of Regulation 13d-3 of the Exchange Act, the Manager is deemed to beneficially own the securities of the Company held by the Marathon Funds, and Mr. Thorn disclaims beneficial ownership of the common shares of the Company held by the Marathon Funds. The Manager, in its capacity as the holder of sole voting and investment authority of more than 5% of the common shares of the Company pursuant to Regulation 13d-3 of the Exchange Act, separately files statements pursuant to Section 13 of the Exchange Act. Mr. Thorn’s interest in the securities noted herein is limited to the extent of his pecuniary interest in the Marathon Funds, if any.

Directors who are also employees are not paid any fees or other compensation for services as members of the Board of Directors or of any committee of the Board of Directors. Directors who are not employees of the Company are paid an annual fee of $75,000. The Company pays a minimum of $15,000 of the annual fee in RSUs under the RSU Plan. Each RSU will be valued at the market price of the common shares as at January 1 of each fiscal year. Directors receive the remaining portion of the annual fee in cash, or may, at their election, receive RSUs instead of cash for any amount of their annual fee. Some of our directors represent institutions that require them to assign over to the institution any compensation that they receive for serving as directors. The table above includes these amounts.

Each director receives cash in the amount of $2,000 for each Board of Director or committee meeting attended in person, and $1,000 for each meeting attended by telephone. Each director receives cash in the amount of $3,000 per year for each committee the director serves upon. In addition, committee chairs (other than the Audit Committee Chair) receive an annual fee of $2,000 for each committee chaired. The Audit Committee Chair receives an annual fee of $100,000. This fee is greater than that received by the other committee chairs due to the substantially greater time and responsibility demands made upon the Audit Committee Chair.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
MANAGEMENT AND DIRECTORS

The following table sets forth information as at March 23, 2009 regarding beneficial ownership of common shares and the applicable voting rights attached to such share ownership in accordance with our bye-laws by:

●	each person known by us to beneficially own 5% or more of our outstanding common shares;

●	each of our directors;

●	each of our named executive officers; and

●	all of our executive officers and directors as a group.

Name of beneficial owner	Number of Common Shares	Percentage of voting rights (1)

Lehman entities(2)	15,830,000	18.7%
Silver Creek entities(3)	11,208,946	13.2
Mark J. Byrne(4)	9,838,795	11.6
Lightyear entities(5)	6,000,000	7.1
QVT entities(6)	5,741,532	6.8
Marathon Special Opportunity Master Fund, Ltd. and Marathon Special Opportunity Liquidating Fund, Ltd. (7)	5,439,391	6.4
Gary Black	—	—
David A. Brown(8)	301,205	*
Stephen Coley	—	—
Thomas Dickson(9)	2,510,802	3.0
Stewart Gross(10)	—	—
E. Daniel James(11)	15,830,000	18.7
Dr. Anthony Knap(12)	1,300	*
Marc Roston(13)	—	—
Anthony P. Latham	—	—
Jan Spiering	10,000	*
Wray T. Thorn(14)	5,439,391	6.4
Peter F. Watson	—	—
Patrick Boisvert	3,500	*
Thomas Bolt	—	—
Khader Hemsi	—	—
William Fawcett	—	—
David Flitman	—	—
Venkateswara Rao Mandava	—	—
James O’Shaughnessy	8,000	*
Gary Prestia(15)	500	*
Brenton Slade	—	—
Guy Swayne(16)	10,000	*
Frédéric Traimond	—	—
All directors and executive officers as a group (24 persons) (see notes (7) through (16))	56,903,971	67.1%
__________________

*	Represents less than 0.1% of the outstanding common shares.

(1)
Our bye-laws reduce the total voting power of any shareholder who is a U.S. person controlling more than 9.9% of our common shares to less than 9.9% of the voting power of our common shares. Under this provision, the voting power of the Lehman entities and the Silver Creek entities, each of which is a U.S. person which controls more than 9.9% of our common shares, has been reduced to less than 9.9% of the voting power of our common shares. The voting power of the Lehman entities and the Silver Creek entities will, to the extent necessary, be adjusted so that such entities possess less than 9.9% of the voting power of our common shares.

(2)
Of the common shares beneficially owned by the Lehman entities, 5,117,509 are held by Lehman Brothers Merchant Banking Partners III L.P.; 1,127,932 are held by Lehman Brothers Merchant Banking Fund III L.P.; 1,359,223 are held by Lehman Brothers Merchant Banking Fund (B) III L.P.; 2,147,199 are held by LB I Group Inc; 172,182 are held by Lehman Brothers Co-Investment Capital Partners L.P.; 122,081 are held by Lehman Brothers Co-Investment Group L.P.; 4,705,737 are held by Lehman Brothers Co-Investment Partners L.P.; 430,000 are held by Lehman Brothers Fund of Funds XVIII—Co-Investment Holding, LP; 248,137 are held by Lehman Brothers Merchant Banking Capital Partners V L.P.; and 400,000 are held by Lehman Crossroads Series XVII Master Holding Fund 66, LP. The address of the Lehman entities is 399 Park Avenue, 9th Floor New York, NY 10022.

(3)
Of the common shares beneficially owned by the Silver Creek entities, 3,503,225 are held by Silver Creek Low Vol Strategies Holdings, LLC; 5,417,827 are held by Silver Creek Low Vol Fund A, LLC; and 2,287,894 are held by Silver Creek Special Opportunities Holdings I, LLC. Silver Creek Capital Management LLC serves as the managing member of the Silver Creek entities and as such exercises all management and control of the business affairs of the Silver Creek entities. The managing members of Silver Creek Capital Management LLC are Eric Dillon and Timothy Flaherty. The address of the Silver Creek entities is 1301 Fifth Avenue, 40th Floor, Seattle, WA 98101.

(4)
Mr. Byrne has provided capital to Haverford (Bermuda) Ltd., and he may be deemed to have investment or voting control and may be deemed to beneficially own 2,633,639 common shares of the Company held of record by Haverford (Bermuda) Ltd. These shares represent the indirect proportionate interest of Mr. Byrne in the 2,842,409 common shares of the Company held of record by Haverford (Bermuda) Ltd. These shares are held through a trust for the benefit of others and Mr. Byrne therefore disclaims beneficial ownership of these common shares. IAL FSR Limited owns 7,155,156 common shares of the Company, which it holds for the benefit of a company which is owned by a trust for which Mr. Byrne acts as the settlor. Mr. Byrne disclaims beneficial ownership of these shares. Rebecca Byrne, Mr. Byrne’s wife, is the record holder of 50,000 common shares of the Company which were purchased through the Directed Share Program in connection with the initial public offering of common shares of the Company. Mr. Byrne disclaims beneficial ownership of these shares.  The address of Mr. Byrne is Crawford House, 23 Church Street, Hamilton HM 11, Bermuda.

(5)
Of the common shares beneficially owned by the Lightyear entities, 5,982,000 are held by Lightyear Fund II (Cayman), L.P., and 18,000 are held by Lightyear Co-Invest Partnership II (Cayman), L.P. As the sole general partner of each of Lightyear Fund II (Cayman), L.P. and Lightyear Co-Invest Partnership II (Cayman), L.P., Lightyear Fund II (Cayman) GP, L.P. may be deemed to have voting and/or investment power over such securities. As the sole general partner of Lightyear Fund II (Cayman) GP, L.P., Lightyear Fund II (Cayman) GP, Ltd. may also be deemed to have voting and/or investment power over such securities.  As the sole Class A shareholder of Lightyear Fund II (Cayman) GP, Ltd., Marron & Associates, LLC (“Marron & Associates”) may also be deemed to have voting and/or investment power over such securities, although the Class A shareholder holds only a 7.69% vote with respect to the voting power over such securities.  As the sole member of Marron & Associates, Chestnut Venture Holdings, LLC may also be deemed to have voting and/or investment power over such securities.  As the managing member of Chestnut Venture Holdings, LLC, Donald B. Marron may also be deemed to have voting and/or investment power over such securities. Each of Lightyear Fund II (Cayman) GP, L.P., Lightyear Fund II (Cayman) GP, Ltd., Marron & Associates, Chestnut Venture Holdings, LLC, and Donald B. Marron disclaims beneficial ownership of the common shares held by Lightyear Fund II (Cayman), L.P. and Lightyear Co-Invest Partnership II (Cayman), L.P., except to the extent of its or his pecuniary interest in such common shares. The address of the Lightyear entities and Donald B. Marron is 375 Park Avenue, 11th Floor, New York, NY 10152.

(6)
Of the common shares beneficially owned by the QVT entities, 4,147,009 are held by QVT Fund LP; 1,229,325 are held by Quintessence Fund L.P.; 365,198 are held by Deutsche Bank which manages a separate discretionary account the investment manager of which is QVT Financial LP Management of QVT Fund LP is vested in its general partner, QVT Associates GP LLC. QVT Associates GP LLC is also the general partner of Quintessence Fund L.P. QVT Financial LP is the investment manager for QVT Fund LP and shares voting and investment control over the Company securities held by QVT Fund LP. QVT Financial GP LLC is the general partner of QVT Financial LP and as such has complete discretion in the management and control of the business affairs of QVT Financial LP. The managing members of QVT Financial GP LLC are Daniel Gold, Lars Bader, Tracy Fu and Nicholas Brumm. Each of QVT Financial LP, QVT Financial GP LLC, Daniel Gold, Lars Bader, Tracy Fu and Nicholas Brumm disclaims beneficial ownership of the Company’s securities held by QVT Fund LP. The address of QVT Fund L.P. is c/o QVT Financial LP, 1177 Avenue of the Americas, 9th Floor, New York, NY 10036.

(7)
Marathon Asset Management, LP (formerly known as Marathon Asset Management, LLC) (“Marathon”) serves as the investment manager of Marathon Special Opportunity Master Fund, Ltd. and Marathon Special Opportunity Liquidating Fund, Ltd. (together the “Funds”) pursuant to an Investment Management Agreement between Marathon and the Funds. Marathon, in its capacity as the investment manager of the Funds, has sole power to vote and direct the disposition of all common shares held by the Funds. Bruce Richards and Louis Hanover are the managing members of Marathon. As managing members of Marathon, Messrs. Richards and Hanover may also be deemed to have voting and/or investment power over the common shares held by the Funds. However, each of Mr. Richards and Mr. Hanover disclaims beneficial ownership of the common shares held by the Funds, except to the extent of his pecuniary interest in such common shares. The address of Marathon Special Opportunity Master Fund, Ltd. and Marathon Special Opportunity Liquidating Fund, Ltd. is 461 Fifth Avenue, 10th Floor, New York, NY 10017.

(8)
Mr. Brown has provided capital to Haverford (Bermuda) Ltd., and he may be deemed to have investment or voting control and may be deemed to beneficially own 208,770 common shares of the Company held of record by Haverford (Bermuda) Ltd. These common shares represent the indirect proportionate interest of Mr. Brown in the 2,842,409 common shares of the Company held of record by Haverford (Bermuda) Ltd. These common shares are held through a trust for the benefit of others and Mr. Brown therefore disclaims beneficial ownership of these common shares. In addition, Mr. Brown acts as the settlor of a trust that is the owner of Leyton Limited, and Leyton Limited is the record holder of 80,000 common shares of the Company which were purchased through the Directed Share Program in connection with the initial public offering of common shares of the Company, as well as 2,435 common shares of the Company which were paid to Leyton Limited from Haverford (Bermuda) Ltd on November 12, 2008 as a dividend in specie. Mr. Brown disclaims beneficial ownership of the shares held by Leyton Limited. 10,000 of these shares are owned directly by Mr. Brown.

(9)	Includes 2,500,000 shares held of record by HCP. Mr. Dickson disclaims beneficial ownership of the shares held by HCP.

(10)	Mr. Gross does not beneficially own the shares owned by certain Lightyear entities as described in note 4 above.

(11)	Represents shares held by certain Lehman entities as described in note 2 above. Mr. James disclaims beneficial ownership of all common shares owned by Lehman entities.

(12)
Represents shares purchased through the Directed Share Program in connection with the IPO of common shares of the Company by Philippa Knap, Dr. Knap’s wife. Dr. Knap disclaims beneficial ownership of shares held by his wife.

(13)	Mr. Roston does not beneficially own the shares held by certain funds managed by Silver Creek Capital Management LLC as described in note 3 above.

(14)
Represents shares held by Marathon Special Opportunity Master Fund, Ltd. and Marathon Special Opportunity Liquidating Fund, Ltd. as described in note 7 above.  Mr. Thorn does not individually or otherwise beneficially own any shares of the Company.

(15)
Represents shares purchased through the Directed Share Program in connection with the IPO of common shares of the Company by Donna Prestia, Mr. Prestia’s wife. Mr. Prestia disclaims beneficial ownership of shares held by his wife.

(16)
Represents shares purchased through the Directed Share Program in connection with the IPO of common shares of the Company by Larissa Swayne, Mr. Swayne’s wife. Mr. Swayne disclaims beneficial ownership of shares held by his wife.

CORPORATE GOVERNANCE

The Board of Directors and its Committees

Our bye-laws provide for a Board of Directors of no less than ten and no more than twelve directors. The Board of Directors met a total of eight (8) times in fiscal 2008 and all incumbent directors attended at least 81% of such meetings and of meetings held by the committees of the Board of Directors of which they were members.  The Company expects directors to attend the Annual General Meeting and all of the Company’s then-directors attended the 2008 Annual General Meeting.

Our Board of Directors is divided into three classes: four Class A directors whose initial term will expire at the 2009 Annual General Meeting of our shareholders, four Class C directors whose initial term will expire at the 2010 Annual General Meeting of our shareholders, and four Class B directors whose initial term will expire at the 2011 Annual General Meeting of our shareholders. Thereafter, directors will hold office until the next Annual General Meeting at which the term of that class of directors expires or until their successors are duly elected or appointed or their office is otherwise vacated.

Our Board of Directors has established corporate governance measures in compliance with the requirements of the New York Stock Exchange. These include a set of Corporate Governance Guidelines, Independence Guidelines, and charters for each of the Audit Committee, Compensation Committee and Governance Committee and a Code of Conduct and Ethics for directors, officers and employees. Our Board of Directors has also adopted a Code of Business Practices for the Company’s principal executive, financial and accounting officers. These documents have been published on the Company’s website, www.flagstonere.bm, and will be provided upon written request to the Company’s Corporate Secretary at its registered office address, Crawford House, 23 Church Street, Hamilton HM 11, Bermuda.

Our Board of Directors has reviewed the materiality of any relationship that each of the twelve directors of the Company has with the Company either directly or indirectly through another organization. The criteria applied included the director independence requirements set forth in the Company’s Independence Guidelines, the independence requirements of the New York Stock Exchange with respect to the Company’s Audit Committee, and the audit committee independence rules of the Securities and Exchange Commission (the “SEC”). In conducting this review of the directors’ independence, the Board of Directors considered any managerial, familial, professional, commercial or affiliated relationship between a director and the Company or another director. In particular, the Board of Directors considered the following arrangements of certain directors before determining that each is independent under the New York Stock Exchange independence requirements and the Company’s Independence Guidelines:

●
Mr. Black, a director of the Company since June 2006, formerly served as Chief Claims Executive and Senior Vice President of One Beacon Insurance Company, a part of the White Mountains Insurance Group.

●	Mr. Coley, a director of the Company since January 2006 is Director Emeritus of McKinsey & Company, a group which owns common stock of the Company.

●
Mr. Thomas Dickson, a director of the Company since December 2005, controls the investment manager of HCP.  Haverford has an investment in HCP. HCP pays a performance-based fee to its investment manager.  HCP owns approximately 3.0% of the common stock of the Company.

●	Mr. Gross, a director of the Company since January 2006, is the Managing Director of Lightyear Capital LLC, a group which accounts for approximately 7.1% of the common stock of the Company.

●
Mr. E. Daniel James, a director of the Company since December 2005, is a senior manager of the Merchant Banking Group and managing director of Lehman Brothers Inc.  On December 7, 2007, the Company entered into an interest rate swap agreement with Lehman Brothers Special Financing Inc. Under the terms of the agreement, the Company exchanged interest on a notional amount of $25.0 million, will receive interest at three month LIBOR and will pay 4.096% interest. The agreement will terminate on September 15, 2012. Also on December 7, 2007, the Company entered into an interest rate swap agreement with Lehman Brothers Special Financing Inc. Under the terms of the agreement, the Company exchanged interest on a notional amount of $120.0 million, will receive interest at three month LIBOR and will pay 3.962% interest. The fair value of the two swaps was $0.2 million as at December 31, 2007.  The agreement was terminated, as per the terms of the swap agreement, on September 15, 2008 due to the bankruptcy of Lehman Brothers Inc. Affiliates of Lehman Brothers Inc. are shareholders of the Company, and Mr. James is a managing director at Lehman Brothers Inc. Lehman Brothers Inc. acted as an underwriter and provided additional investment banking services to the Company in connection with its IPO, for which it received fees of $3.4 million.

●
LB I, an affiliate of Lehman Brothers Inc., has invested $50.0 million in Mont Fort in respect of Mont Fort ILW and owns 50.0 million, or 90.9%, of the Mont Fort ILW preferred shares. LB I invested $55.0 million in Mont Fort in respect of Mont Fort ILW2 and which owned 55.0 million, or 100.0%, of the Mont Fort ILW 2 preferred shares. In August 2007, LBI transferred 5,000,000 preferred shares in Mont Fort ILW2 to its affiliate, Lehman Brothers PEP. In March 2008, at the request of Lehman PEP, Mont Fort redeemed the 5,000,000 preferred shares held by Lehman PEP. We own all of the common shares of Mont Fort and have 100% control of its board of directors. E. Daniel James, who is a director of the Company, is also a senior manager of the Merchant Banking Group and a managing director of Lehman Brothers Inc. As discussed above, Lehman Brothers Inc. acted as an underwriter of the Company’s IPO. In addition, Lehman Brothers Inc. provided additional investment banking services to the Company. The total fee received by Lehman Brothers Inc. in connection with our IPO was $3.4 million.

●
Dr. Anthony Knap, Ph.D., a director of the Company since December 2005, is the President and Director and Senior Research Scientist of the Bermuda Institute of Ocean Sciences.  The Company has made charitable contributions to Bermuda Institute of Ocean Sciences, a tax-exempt organization.

●
Mr. Anthony P. Latham, a director of the Company since November 2008, is a former member of the Group Executive of RSA Group plc where he held a variety of senior executive roles ending December 31, 2007.  RSA Group plc is an international insurance group, listed on the London Stock Exchange.

●
Mr. Roston was formerly the Senior Portfolio Manager for Silver Creek Capital, a group which accounts for approximately 13.2% of the common stock of the Company.  Mr. Roston resigned from the Board of Directors on September 29, 2008.

●
Mr. Spiering, a director of the Company since December 2005, served as the Chairman and Managing Partner of Ernst & Young Bermuda until 2002.  The Company has engaged Ernst & Young Bermuda as a consultant and uses Ernst & Young for other projects for the Company.

●
Mr. Thorn, a director of the Company since October 2006, has served as a Managing Director of Private Equity at Marathon Asset Management, LLC since 2005 a group which accounts for approximately 6% of the common stock of the Company.

●	Mr. Watson, a director of the Company since September 2007, served as a consultant to Attorney’s Liability Assurance Society (Bermuda) Ltd. until 2008.

Based on this review, the Board of Directors has determined that Messrs. Black, Coley, Dickson, Gross, James, Knap, Latham, Roston (resigned from the Board of Directors on September 29, 2008), Spiering, Thorn and Watson are independent directors. Therefore, the Board of Directors has concluded that the Audit Committee, Compensation Committee and Governance Committee consist only of independent directors, and the Board of Directors consists of a majority of independent directors.

Committees of the Board of Directors

As of April 14, 2009, the standing committees of the Board of Directors and their members are:

Audit Committee	Compensation Committee	Governance Committee	Finance Committee	Underwriting Committee

Jan Spiering*	E. Daniel James*	Stephen Coley*	Mark Byrne*	Thomas Dickson*
Stephen Coley	Stewart Gross	E. Daniel James	David Brown	Gary Black
Thomas Dickson	Dr. Anthony Knap	Jan Spiering	E. Daniel James	David Brown
Stewart Gross	Wray T. Thorn	Wray T. Thorn	Jan Spiering	Mark Byrne
Dr. Anthony Knap			Wray T. Thorn	Stewart Gross
Wray T. Thorn				Dr. Anthony Knap
Peter F. Watson				Anthony P. Latham
Peter F. Watson

*Chairman

Audit Committee

The Audit Committee met a total of nine (9) times during fiscal 2008.  The Audit Committee has general responsibility for the oversight and surveillance of our accounting, reporting and financial control practices. Among its functions, the Audit Committee:

●
reviews and discusses the audited financial statements with management, reviews the audit plans and findings of the independent auditor, reviews the audit plans and findings of our internal audit and risk review staff, reviews the results of regulatory examinations and tracks management’s corrective actions plans where necessary;

●	reviews our accounting policies and controls, compliance programs, and significant tax and legal matters;

●	is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor;

●	receive and consider reports from internal auditors on risk assessment, work completed against annual audit plan and other areas proposed by the committee.

●	reviews our risk assessment and management processes; and

●	performs other tasks in accordance with the terms of its charter.

Mr. Spiering, who is an independent director, is the Chairman of the Audit Committee, and the Board of Directors has designated him as an “audit committee financial expert” as that term is defined in Item 401(k) of Regulation S-K under the Securities Act of 1933, as amended.

Compensation Committee

The Compensation Committee oversees our compensation and benefit plans, including administration of annual bonus awards and long-term incentive plans and reports their findings and opinions to the Board of Directors.  The Compensation Committee met four (4) times during fiscal 2008.

Governance Committee

The Governance Committee has responsibility for identifying individuals qualified to become members of the Board of Directors consistent with the criteria approved by the Board of Directors, recommending director nominees to the Board of Directors, recommending Corporate Governance Guidelines to the Board of Directors and overseeing an evaluation of the Board of Directors and management. The Governance Committee met four (4) times during fiscal 2008.

The Board of Directors has accorded to the Governance Committee the responsibility to consider the effectiveness and composition of the Board of Directors, to nominate candidates for election by our shareholders, and to fill vacancies on the Board of Directors that emerge from time to time. The Governance Committee will consider potential nominees to the Board of Directors recommended for election by shareholders. Any such recommendation must be sent to the Corporate Secretary of the Company not less than 120 days prior to the scheduled date of the annual meeting and must set forth for each nominee: (i) the name, age, business address and residence address of the nominee; (ii) the principal occupation or employment of the nominee; (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the nominee; and (iv) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act and the rules and regulations promulgated thereunder. The written notice must also include the following information with regard to the shareholders giving the notice: (1) the name and record address of such shareholders; (2) the number of common shares of the Company which are owned beneficially or of record by such shareholders; (3) a description of all arrangements or understandings between such shareholders and each proposed nominee and any other person (including his or her name and address) pursuant to which the nomination(s) are to be made by such shareholders; (4) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (5) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other required filing. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected. The Governance Committee may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

Assuming that the shareholder suggesting a nomination follows the procedure outlined above, the Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board of Directors or by other persons. In considering whether to recommend any candidate for inclusion in the Board of Director’s slate of recommended director nominees, including candidates recommended by shareholders, the Governance Committee would expect to apply the same criteria which it applies to its own nominations. These criteria typically include the candidate’s integrity, business acumen, leadership qualities, experience in the reinsurance, insurance and risk-bearing industries and other industries in which the Company may participate, independence, judgment, mindset, vision, record of accomplishment, ability to work with others and potential conflicts of interest. The Governance Committee does not assign specific weight to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Our Board of Directors believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

Underwriting Committee

The Underwriting Committee met a total of four (4) times during fiscal 2008.  The Underwriting Committee oversees the Company’s underwriting policies and approves any exceptions thereto. Among its functions, the Underwriting Committee:

●	reviews aggregate underwritten exposures;

●
reviews performance targets, including loss ratio targets, combined ratio targets, return on equity targets or other measurement devices employed by the Company to monitor its underwriting performance;

●	reviews projected potential aggregate losses in excess of amounts the Committee shall determine and revise from time to time; and

●	advises the Audit Committee and Board of Directors regarding loss reserves.

Finance Committee

The Finance Committee met a total of five (5) times during fiscal 2008.   Among its functions, the Finance Committee:

●	reviews matters relating to liabilities, hedging practices, and other aspects of the Company’s financial affairs beyond asset management;

●	formulates the Company’s investment policy; and

●	oversees all of the Company’s significant investing activities.

AUDIT COMMITTEE REPORT

The Audit Committee met a total of nine (9) times during fiscal 2008 and discussed amongst other things the Company’s quarterly results.  The Audit Committee also discussed with Deloitte & Touche the overall scope and plans for their audit and the results of such audits.  At the end of each meeting the auditor was given the opportunity to meet with the Audit Committee members without the presence of management.  The Audit Committee conducted an annual self-assessment in November 2008 in accordance with the terms of its charter.

The Audit Committee has reviewed and discussed the Company’s system of internal controls over financial reporting.  The Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the fiscal year ended December 31, 2008 be included in the Company’s Annual Report on Form 10-K for such fiscal year.  The recommendation was based on the Audit Committee’s (i) review of the audited financial statements, (ii) its discussion with management regarding the audited financial statements, (iii) its receipt of written disclosures and the letter from Deloitte & Touche required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche’s communications with the Audit Committee concerning independence, (iv) its discussions with Deloitte & Touche regarding its independence, the audited financial statements, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, Deloitte & Touche’s communications with respect to their audit and (v) other matters the Audit Committee deemed relevant and appropriate,

Audit Committee

Jan Spiering, Chairman

Stephen Coley

Thomas Dickson

Stewart Gross

Dr. Anthony Knap

Wray T. Thorn

Peter F. Watson

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management of the Company the Compensation Discussion and Analysis (“CD&A”).  Based on such review and discussions referred to below, the Compensation Committee recommended to the Board that the CD&A be included in this Proxy Statement.

In November 2008, the Compensation Committee conducted an annual self-assessment in accordance with the terms of its charter.

Compensation Committee

E. Daniel James, Chairman

Stewart Gross

Dr. Anthony Knap

Wray T. Thorn

Significant Board Practices

Executive Session

At the majority of physical meetings of the Board of Directors there is an executive session during which Mr. Byrne, our Executive Chairman, and Mr. Brown, our Chief Executive Officer, are excused.  In 2008 there were four (4) such sessions.  The non-management members of the Board of Directors are at liberty to raise such issues as they deem necessary.  The executive session is chaired by Mr. Stephen Coley.

Advance Materials

Information and related materials necessary to provide the directors with an understanding of the topics to be discussed at the Board of Director and committee meetings are, where practicable, circulated in advance of each meeting.  The directors are given sufficient time to allow careful review the Board of Director materials.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the Exchange Act, our directors and executive officers, and any persons holding more than 10% of the outstanding common shares, are required to report their initial ownership of common shares and any subsequent changes in that ownership to the SEC. Specific filing dates for these reports have been established by the SEC, and we are required to disclose in this Proxy Statement any failure by such persons to file these reports in a timely manner during the 2008 fiscal year. Based upon our review of copies of such reports furnished to us, we believe that during the 2008 fiscal year our executive officers and directors and the holders of more than 10% of the outstanding common shares complied with all reporting requirements of Section 16(a) of the Exchange Act except that Messrs. Byrne and Brown each inadvertently did not timely file one Form 4 for one transaction.

PROPOSAL 1 – ELECTION OF THE BOARD OF DIRECTORS

Our bye-laws provide for a classified Board of Directors, divided into three (3) classes of equal size.  Each director will serve a three-year term.  At the Annual General Meeting, our shareholders will elect the Class A directors, who will serve until 2012 Annual General Meeting.  Our incumbent Class B and Class C directors will serve until the 2011 and 2010 Annual General Meetings, respectively.

The Board of Directors will nominate Messrs. Byrne, Gross, James and Latham for re-election at the Annual General Meeting.  Each of these directors has indicated that he will offer himself for re-election to the Board of Directors.

If any nominee shall, prior to the Annual General Meeting, become unavailable for election as a director, the persons named in the accompanying proxy card will vote for such other nominee, if any, in their discretion as may be recommended to the Board of Directors.

NOMINEES

Mark Byrne
Stewart Gross
E. Daniel James
Anthony P. Latham

The respective ages, business experience, directorships and committee memberships for the nominees are set out in “Our Directors” above.  All of the nominees currently serve as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION
OF THE FOUR DIRECTORS NAMED ABOVE

PROPOSAL 2 – THE AUDITOR’S PROPOSAL

Upon recommendation of the Audit Committee, the Board of Directors propose that the shareholders approve the appointment of Deloitte & Touche to serve as our independent auditor for the 2009 fiscal year until the 2010 Annual General Meeting.  Deloitte & Touche have served as our independent auditor since October 2005.  A representative from Deloitte & Touche will attend the Annual General Meeting and will be available to respond to any questions and make a statement if he or she so desires.  Shareholders at the Annual General Meeting will also be asked to vote to defer the determination of the auditor’s remuneration to the Board of Directors.

The following sets forth the fees billed to us by Deloitte & Touche during the 2008 fiscal year:

Audit Fees

Aggregate audit fees billed to us by Deloitte & Touche for the fiscal years ended December 31, 2008 and 2007 were $3,612,671and $1,606,121, respectively.  Audit fees were for (a) the audit of our annual financial statements, (b) review of our quarterly financial statements, (c) statutory audits and (d) assistance with and review of documents filed with the SEC (including comfort letters and consents).

Audit-Related Fees

Audit-related fees billed to us by Deloitte & Touche for the fiscal years ended December 31, 2008 and 2007 were $98,640 and $73,491, respectively, for assurance and related services that are related to the audit and review of the financial statements which are not reported as audit fees above.

Tax Fees

Fees billed to us by Deloitte & Touche for all tax-related services for the fiscal years ended December 31, 2008 and 2007 were $18,890 and $44,520, respectively.  These fees were for professional services rendered for tax compliance.

All Other Fees

The aggregate fees billed by Deloitte & Touche for products and services rendered to the Company, other than the services described above under “Audit Fees”, “Audit-Related Fees” and “Tax Fees”, for the fiscal years ended December 31, 2008 and 2007 were $157,927 and $ nil, respectively, which relate to technical consultations and services provided in relation to securities offerings.  The Audit Committee has considered whether any information technology and non-audit consulting services provided by Deloitte & Touche could impair the independence of Deloitte & Touche. No such services were provided by Deloitte & Touche during 2008 and thus the Audit Committee concluded that such services did not impair the auditor’s independence.

The Audit Committee must pre-approve all audit services and permitted non-audit services performed for the Company by our auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. All engagements of Deloitte & Touche to provide audit, audit-related and tax services to the Company during 2008 and 2007 were pre-approved by the Audit Committee.

As noted above, the Audit Committee is responsible for managing our relationship with our independent auditor. The Audit Committee has the sole authority to hire and employ our auditor. The Audit Committee regularly reviews the auditor’s work plan, bills and work product. Accordingly, it is our policy that all proposed engagements by our current audit firm must be approved in advance by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE REAPPOINTMENT OF DELOITTE & TOUCHE
AS OUR INDEPENDENT AUDITOR FOR THE 2009 FISCAL YEAR UNTIL THE 2010 ANNUAL GENERAL MEETING.

PROPOSAL 3 – BYE-LAW AMENDMENTS

With a view to modernizing the Companies Act 1981 (as amended) (the “Companies Act”) to take into account various company law reform initiatives in various jurisdictions, the Companies Amendment Act 2006 (the “Amendment Act”), which came into force on December 29, 2006, made a number of important changes to Bermuda’s primary company legislation.

A.           Treasury Shares

The Amendment Act permits a company to acquire its own shares to be held as treasury shares provided this is permitted by the company's memorandum of association or its bye-laws. Treasury shares generally represent shares that were issued to shareholders but which have since been reacquired by the issuing company and are available for retirement or later reissuance. Prior to this amendment, such purchased shares would be cancelled.  Generally, the rights attaching to treasury shares such as voting and dividend rights are in abeyance while they are held as treasury shares.  It is a requirement under the Amendment Act that any company wishing to take advantage of the treasury shares facility will need to change its memorandum or bye-laws to permit this.

Our Bye-laws and Memorandum of Association do not currently authorize the Company to acquire its own shares and subsequently hold them as treasury shares.  We believe that having the ability to hold reacquired Common Shares in treasury affords us valuable corporate financial flexibility under various circumstances, and is in our best interest and in the best interests of our shareholders. The recommended amendments to the Bye-laws to accommodate the ability of the Company to acquire its own shares and either cancel such shares or hold them in treasury.

B.           Provision for electronic record delivery

The SEC’s “Internet availability of Proxy Materials” rule is known as Notice & Access. It provides the option for corporations to publish proxy materials on a publicly-available website and then mail shareholders a notice of where they can access these materials. Participation in Notice & Access is required by the Company.

Pursuant to the Amendment Act, a company may use electronic delivery to deliver documents required to be provided by the Companies Act or the bye-laws unless the bye-laws of the company preclude this.  An electronic record may be delivered by communicating it by electronic means (for example, by e-mail) to an address provided by the recipient for that purpose.  An electronic record is also deemed to have been delivered if it is published on a website and the person to whom the document is to be provided has agreed to that method and been given access to the necessary webpage.

We believe that it is in the best interest of the Company our shareholders to amend the Bye-laws to accommodate such changes as it may help to reduce expenses incurred by the Company in the production and mailing of our annual mailing material.

C.           Corporate Seals No Longer required by the Companies Act

Our Bye-laws currently require the use of the Company seal.  The Companies Act no longer requires that deeds or other documents be executed under seal to be effective as a matter of Bermuda law.  The requirements for issuing share certificates under seal have also been amended to provide enhanced flexibility. While the corporate seal still has a role, that role is now limited.  We believe it is in the best interest of the Company to amend our Bye-laws to take advantage of the enhanced flexibility of the Amended Act.

D.           Ability of a company to Indemnify Directors and Officers Clarified

For the avoidance of doubt, the Companies Act expressly clarifies that we may indemnify our Directors and Officers not only from an eventual award against them, but also against defense costs on the condition that, if fraud or dishonesty is proved, the particular Directors and Officers will be required to repay funds so provided for their defense.   The proposed amendment to our Bye-laws seeks only to incorporate such clarifying language in the corporate documents of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE AMENDMENTS TO THE BYE-LAWS OF THE COMPANY.

AS AMENDED 14TH MAY 2009 ~~20TH JULY, 2007~~

BYE-LAWS

OF

FLAGSTONE REINSURANCE HOLDINGS LIMITED

INTERPRETATION		32.	Power to Demand a Vote on a Poll	CORPORATE RECORDS
1.	Definitions	33.	Voting by Joint Holders of Shares	64.	Minutes
SHARES		34.	Instrument of Proxy	65.	Place Where Corporate Records Kept
2.	Power to Issue Shares	35.	Representation of Corporate Member	66.	Form and Use of Seal
3.	Power of the Company to Purchase its Shares	36.	Adjournment of General Meeting	ACCOUNTS
4.	Rights Attaching to Shares	37.	Written Resolutions	67.	Books of Account
5.	Calls on Shares	38.	Directors Attendance at General Meetings	68.	Financial Year End
6.	Prohibition on Financial Assistance	DIRECTORS AND OFFICERS		AUDITS
7.	Forfeiture of Shares	39.	Election of Directors	69.	Annual Audit
8.	Share Certificates	40.	Classification of Directors	70.	Appointment of Auditor
9.	Fractional Shares	41.	Term of Office of Directors	71.	Remuneration of Auditor
REGISTRATION OF SHARES		42.	Removal of Directors	72.	Duties of Auditor
10.	Register of Members	43.	Vacancy in the Office of Director and appointment	73.	Access to Records
11.	Registered Holder Absolute Owner		of alternate Directors	74.	Financial Statements
12.	Transfer of Registered Shares and the Warrant	44.	Remuneration of Directors	75.	Distribution of Auditor’s Report
	and restrictions on transfer	45.	Defect in Appointment of Director	76.	Vacancy in the Office of Auditor
13.	Transmission of Registered Shares	46.	Directors to Manage Business	VOLUNTARY WINDING-UP AND DISSOLUTION
ALTERATION OF SHARE CAPITAL		47.	Powers of the Board of Directors	77.	Winding-Up
14.	Power to Alter Capital	48.	Register of Directors and Officers	CHANGES TO CONSTITUTION
15.	Variation of Rights Attaching to Shares	49.	Officers	78.	Changes to Bye-laws
DIVIDENDS AND CAPITALISATION		50.	Appointment of Officers	79.	Changes to the Memorandum of Association
16.	Dividends	51.	Duties of Officers	80.	Discontinuance
17.	Power to Set Aside Profits	52.	Remuneration of Officers
18.	Method of Payment	53.	Conflicts of Interest
19.	Capitalisation	54.	Indemnification and Exculpation of Directors and Officers
MEETINGS OF MEMBERS		MEETINGS OF THE BOARD OF DIRECTORS
20.	Annual General Meetings	55.	Board Meetings
21.	Special General Meetings	56.	Notice of Board Meetings
22.	Requisitioned General Meetings	57.	Participation in Meetings by Telephone
23.	Notice	58.	Quorum at Board Meetings
24.	Giving Notice	59.	Special Business
25.	Postponement of General Meeting	60.	Board to Continue in the Event of Vacancy
26.	Attendance at Meetings	61.	Chairman to Preside
27.	Quorum at General Meetings	62.	Written Resolutions
28.	Chairman to Preside	63.	Validity of Prior Acts of the Board
29.	Voting on Resolutions
30.	Limitation on Voting Rights of Controlled Shares
30A	Requirement to provide Information and Notice
31.	Certain Subsidiaries

INTERPRETATION

1.	Definitions

1.1	In these Bye-laws, the following words and expressions shall, where not inconsistent with the context, have the following meanings, respectively:

Act	the Companies Act 1981 as amended from time to time;

Affiliate	means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with such Person;

Auditor	includes an individual or partnership appointed as the independent registered public accounting firm of the Company in accordance with Bye-Law 70;

Board
the board of Directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the directors present at a meeting of directors at which there is a quorum;

Book Value	the book value of the shares of the Company determined in accordance with GAAP as set forth in the Company’s most recent audited consolidated balance sheet;

Bye-laws	means the bye-laws of the Company as from time to time altered or amended;

Business Plan	means the business plan of Flagstone submitted to the Insurers’ Admission Committee on November 7, 2005;

Cause
shall be deemed to exist only if (i) the Director whose removal is proposed has been charged with or convicted of an indictable offence or a felony by a court of competent jurisdiction or has been adjudged by a court of competent jurisdiction to be liable for fraud or dishonesty in the performance of such Director’s duty to the Company or (ii) the Director whose removal is proposed suffers from any physical or mental disability that substantially impairs the ability of such Director to function in that capacity;

Code	means the United States Internal Revenue Code of 1986, as amended;

Company	means the company named Flagstone Reinsurance Holdings Limited, incorporated in Bermuda on October 4, 2005 for which these Bye-laws are approved and confirmed;

Confidential Information	has the meaning attributed thereto in Bye-law 30A(2);

Common Share	means the common shares of the Company of US$ 0.01 par value per share;

Control
“Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and “Controlling” and “Controlled” shall have meanings correlative to the foregoing;

Controlled Shares	in reference to any Person means all shares of the Company directly, indirectly or constructively owned by such Person within the meaning of Section 958 of the Code;

Designated Company	has the meaning attributed thereto in Bye-law 31.1;

Designated Company Director	means the person elected to the office of Designated Company Director in accordance with Bye-law 31;

Director	a director of the Company;

Equity Securities
means any shares of the share capital of the Company, any securities convertible into or exchangeable for shares of the share capital of the Company, and any options, warrants, and other rights to purchase or otherwise acquire from the Company shares of such share capital, or securities convertible into or exchangeable for shares of such share capital;

Exchange Act	means the US Securities Exchange Act of 1934, as amended;

Fair Market Value
means, with respect to a repurchase of any shares of the Company in accordance with these Bye-laws (a) if such shares are listed on a securities exchange (or quoted in a securities quotation system), the average closing sale price of such shares on such exchange (or in such quotation system), or, if such shares are listed on (or quoted in) more than one exchange (or quotation system),  the average closing sale price of the shares on the principal securities exchange (or quotation system) on which such shares are then traded, or, if such shares are not then listed on a securities exchange (or quotation system) but are traded in the over-the-counter market, the average of the latest bid and asked quotation for such shares in such market, in each case for the last five trading days immediately preceding the day on which notice of the repurchase of such shares is sent pursuant to these Bye-laws, or (b) (i) with respect to a repurchase, if no such closing sales or prices are available because such shares are not publicly traded, the value per Common Share as determined by an independent valuation and approved by the Board;

Flagstone	means Flagstone Reinsurance Limited, a Bermuda exempted company licensed as a Class 4 reinsurer under the Insurance Act 1978 as amended from time to time and its related regulations;

GAAP	means United States generally accepted accounting principles, as in effect from time to time, applied on a consistent basis;

Haverford	means Haverford (Bermuda) Ltd., a Bermuda exempted company;

Initial Public Offering	means the initial public offering of the shares pursuant to a registration statement filed pursuant to the Securities Act (Registration No. 333-138182);

Member
the person registered in the Register of Members as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons, as the context so requires;

Memorandum of Association	means the memorandum of association of the Company as from time to time altered or amended;

9.9% U.S. Shareholder
of the Company means a U.S. Person that owns shares (within the meaning of Section 958(a) of the Code) and is considered a “United States shareholder” of the Company (as defined in Section 951(b) of the Code); provided, that for these purposes, “more than 9.9 percent” shall be substituted for “10 percent” wherever such term appears in Section 951(b) of the Code;

Notice	written notice as further provided in these Bye-laws unless otherwise specifically stated;

Officer	any person appointed by the Board to hold an office in the Company;

Person	means an individual, company, corporation, limited liability company, firm, partnership, trust, estate, unincorporated association, other entity or body of Persons;

PSU Plan	means the Company’s performance share unit plan as from time to time altered or amended;

PSU Shares	means the common shares of the Company issuable pursuant to the PSU Plan;

RSU Plan	means the Company’s employee restricted share unit plan as from time to time altered or amended;

Register of Directors and Officers	the register of directors and officers referred to in these Bye-laws;

Register of Members	the register of Members referred to in these Bye-laws;

Removed Company Director	has the meaning attributed thereto at Bye-law 31.1;

Resident Representative	any person appointed to act as resident representative and includes any deputy or assistant resident representative;

Rule 144	means Rule 144 under the Securities Act, or any successor rule thereto;

Secretary
the person appointed to perform any or all of the duties of secretary of the Company and includes any deputy or assistant secretary and any person appointed by the Board to perform any of the duties of the Secretary;

Securities Act
means the U.S. Securities Act of 1933, as amended, or any U.S. federal statute then in effect which has replaced such statute, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such replacement U.S. federal statute;

Shareholders Agreement	means the agreement dated as of December 19, 2005 as amended from time to time by and among the Company and the Members listed therein;

share	means a share in the share capital of the Company and includes the Common Shares;

Subsidiary
means any entity of which a majority of the Voting Power (under ordinary circumstances) in electing the board of directors or equivalent body are, at the time as of which any determination is being made, owned by the Company, either directly or indirectly through Subsidiaries;

Treasury Share	means a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled;

U.S. Person
means (i) an individual who is a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for U.S. federal tax purposes that is created in, or organised under the laws of, the United States or any state thereof or the District of Columbia, (iii) an estate that is subject to U.S. federal income tax on its income regardless of its source, (iv) any trust if (A)(1) a court within the United States is able to exercise primary supervision over the administration of the trust and (2) one or more US Persons have the authority to control all substantial decisions of the trust or (B) such trust validly elects to be treated as a U.S. Person or (v) any entity treated as one of the foregoing under any provision of the Code (e.g., a Bermuda insurance company that elects under Section 953(d) of the Code to be treated as a domestic corporation);

United States or U.S.	means the United States of America including the states thereof, its territories and possessions and the District of Columbia;

Voting Power	of any Person means the total number of votes which may be cast by the Members or shareholders of the total number of issued and outstanding shares of such Person carrying the right to vote; and

Warrant	means the warrant dated as of December 19, 2005 to purchase Common Shares issued to Haverford, as amended from time to time.

1.2	In these Bye-laws, where not inconsistent with the context:

(a)	words denoting the plural number include the singular number and vice versa;

(b)	words denoting the masculine gender include the feminine and neuter genders;

(c)	words importing persons include companies, associations or bodies of persons whether corporate or not;

(d)	the words:

(i)	"may" shall be construed as permissive; and

(ii)	"shall" shall be construed as imperative; and

(e)	unless otherwise provided herein, words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

1.3
In these Bye-laws expressions referring to writing or written shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in visible form.

1.4	Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

1.5
The incorporation or application of provisions of the Shareholders Agreement in or to these Bye-laws shall terminate upon the termination of the Shareholders Agreement in accordance with its terms.  For this purpose, a certificate from the secretary and any director of the Company stating that the Shareholders Agreement has terminated shall be conclusive evidence of such termination.  Upon delivery of such certificate to the Company, a copy of such certificate shall be appended to these Bye-laws by the Secretary and included in every copy of these Bye-laws published by the Company and these Bye-laws shall thenceforth not include any provision of the Shareholders Agreement.

SHARES

2.	Power to Issue Shares

2.1
Subject to these Bye-laws and to any resolution of the Members to the contrary, and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have the power to issue any unissued shares of the Company on such terms and conditions as it may determine and any shares or class of shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital, or otherwise.

2.2
Subject to the provisions of the Act, any preference shares may be issued or converted into shares that (at a determinable date or at the option of the Company or the holder) are liable to be redeemed on such terms and in such manner as may be determined by the Board (before the issue or conversion).

3.	Power of the Company to Purchase its Shares

3.1
Subject to these Bye-laws, the Company may purchase its own shares for cancellation or to acquire them as Treasury Shares in accordance with the provisions of the Act on such terms as the Board shall think fit.  Subject to these Bye-laws, the Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares in accordance with the Act.

3.2
Without limiting Bye-law 3.1, subject to Section 42A of the Act and the approval of the Bermuda Monetary Authority or other applicable governmental or regulatory body (such approval restriction being applicable to all this Bye-law 3.2), if the Board reasonably determines in good faith based on an opinion of counsel that share ownership, directly, indirectly or constructively, by any Member is likely to result in adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any of its subsidiaries or any of its Members, the Company will have the option, but not the obligation, to purchase the minimum number of shares which is necessary to avoid or cure such adverse consequences or treatment (but only to the extent the Board reasonably determines in good faith that such action would avoid or cure such adverse consequences or treatment) with immediately available funds in an amount equal to the Fair Market Value of such shares on the date the Company repurchases such shares (the “Purchase Price”), subject to the provisions of this Bye-law 3.2.

The Board shall notify such Member promptly that it has determined that the provisions of this Bye-law 3.2 may apply to such Member, and shall provide such Member with seventy-five (75) days (subject to any extension reasonably necessary to obtain regulatory approvals necessary in connection with any proposed sale by the Member, if being diligently pursued, but in any event not more than an additional ninety (90) days), prior to and in lieu of such repurchase, to remedy the circumstances pursuant to which the ownership of shares by such Member may result in adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any of its subsidiaries or any of its Members (including by such Member selling such shares to a third party, subject to Bye-law 12 and any other relevant provisions of these Bye-laws); provided, that, for the avoidance of doubt, this Bye-law 3.2 does not release such Member from any contractual restriction on transfer to which such Member is subject and, if applicable, to select an investment bank to determine the Fair Market Value of such shares.

If a Member subject to application of this Bye-law 3 does not remedy the consequences or treatment described in the preceding two paragraphs within the period referred to above, the Company shall have the right, but not the obligation, to purchase such shares at the Fair Market Value thereof. If the Company shall determine not to purchase such shares at the Fair Market Value pursuant to this Bye-law 3, the Company shall notify each other Member thereof, and shall permit the other Members to purchase such shares at the Fair Market Value in its stead, pro rata, to the number of shares then held by each such Member, and then, to the extent that any Members shall fail to accept such offer, to the other Members who have elected to purchase their portion of such shares. After offering the shares to be repurchased to the other Members in accordance with the preceding sentence, the Company will also be entitled to assign its purchase right to a third party which may purchase such shares at the Fair Market Value. Each Member shall be bound by the determination by the Company to purchase or assign its right to purchase such Member’s shares and, if so required by the Company, shall sell the number of shares that the Company requires it to sell.

The Board will use all reasonable efforts to exercise this option equitably and, to the extent possible, equally among similarly situated Members (to the extent possible under the circumstances).

In the event that the Member(s) or the Company or its assignee(s) determine to purchase any such shares, the Company shall provide each Member concerned with written notice of such determination (a “Purchase Notice”) at least five (5) calendar days prior to such purchase or such shorter period as each such Member may authorise, specifying the date on which any such shares are to be purchased and the Purchase Price. The Company may revoke the Purchase Notice at any time before the Member(s), the Company or its assignee(s) pay for the shares. The Board may authorise any person to sign, on behalf of any Member who is the subject of a Purchase Notice, an instrument of transfer relating to any of such Member’s shares which the Company has an option to purchase. Payment of the Purchase Price by the Member(s), the Company or its assignee(s) shall be by wire transfer or certified check and made at a closing to be held no less than five (5) calendar days after receipt of the Purchase Notice by the selling Member.

4.	Rights Attaching to Shares

4.1
Subject to any resolution of the Members to the contrary (and without prejudice to any special rights conferred thereby on the holders of any other shares or class of shares), the share capital of the Company shall be divided into Common Shares the holders of which shall, subject to the provisions of these Bye-laws:

(a)	be generally entitled to one vote per share, (but the exercise of any voting right shall be subject to the provisions of Bye-law 30 hereof);

(b)	be entitled to such dividends as the Board may from time to time declare;

(c)
in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company; and

(d)	generally be entitled to enjoy all of the rights attaching to shares.

4.2
All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Shares and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital or shares of the Company.

5.	Calls on Shares

5.1
The Board may make such calls as it thinks fit upon the Members in respect of any monies (whether in respect of nominal value or premium) unpaid on the shares allotted to or held by such Members and, if a call is not paid on or before the day appointed for payment thereof, the Member may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment.  The Board may differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

5.2	The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

5.3	The Company may accept from any Member the whole or a part of the amount remaining unpaid on any shares held by him, although no part of that amount has been called up.

6.	Prohibition on Financial Assistance

The Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of the acquisition or proposed acquisition by any person of any shares in the Company, but nothing in this Bye-law shall prohibit transactions permitted under the Act.

7.	Forfeiture of Shares

7.1
If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward such Member a notice in writing in the form, or as near thereto as circumstances admit, of the following:

Notice of Liability to Forfeiture for Non-Payment of Call
Flagstone Reinsurance Holdings Limited (the "Company")

You have failed to pay the call of [amount of call] made on the [ ] day of [ ], 200[ ], in respect of the [number] share(s) [number in figures] standing in your name in the Register of Members of the Company, on the [ ] day of [ ], 200[ ], the day appointed for payment of such call.  You are hereby notified that unless you pay such call together with interest thereon at the rate of [ ] per annum computed from the said [ ]  day of [ ], 200[ ] at the registered office of the Company the share(s) will be liable to be forfeited.

Dated this [ ] day of [ ], 200[ ]

________________________________

[Signature of Secretary] By Order of the Board

7.2
If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine.  Without limiting the generality of the foregoing, the disposal may take place by sale, repurchase, redemption or any other method of disposal permitted by and consistent with these Bye-laws and the Act.

7.3
A Member whose share or shares have been forfeited as aforesaid shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture and all interest due thereon.

7.4
The Board may accept the surrender of any shares which it is in a position to forfeit on such terms and conditions as may be agreed.  Subject to those terms and conditions, a surrendered share shall be treated as if it had been forfeited.

8.	Share Certificates

8.1
Every Member shall be entitled to a certificate under the seal of the Company or bearing the signature (or a facsimile thereof) of a Director or the Secretary or a person expressly authorised to sign specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, specifying the amount paid on such shares.  The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

8.2	The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom the shares have been allotted.

8.3
If any share certificate shall be proved to the satisfaction of the Board to have been worn out, lost, mislaid, or destroyed the Board may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.

9.	Fractional Shares

The Company may issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding-up.

REGISTRATION OF SHARES

10.	Register of Members

10.1	The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

10.2
The Register of Members shall be open to inspection without charge at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection.  The Register of Members may, after notice has been given in accordance with the Act, be closed for any time or times not exceeding in the whole thirty days in each year.

11.	Registered Holder Absolute Owner

The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable claim or other claim to, or interest in, such share on the part of any other person.

12.	Transfer of Registered Shares and Warrants and Restrictions on Transfer

12.1
Subject to the Act and to such of the restrictions contained in these Bye-laws as may be applicable, any Member may transfer all or any part of his shares or warrants by an instrument of transfer as specified herein.

12.2	An instrument of transfer shall be in writing in the form of the following, or as near thereto as circumstances admit, or in such other form as the Board may accept:

Transfer of a Share or Shares

Flagstone Reinsurance Holdings Limited (the "Company")

FOR VALUE RECEIVED………………..[amount], I, [name of transferor] hereby sell, assign and transfer unto [transferee] of [address], [number] of shares of the Company.

DATED this [ ] day of [ ], 200[ ]
Signed by:	In the presence of:
Transferor	Witness
Transferee	Witness

12.3
Such instrument of transfer shall be signed by or on behalf of the transferor and transferee, provided that, in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone.  The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

12.4
The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

12.5
The restrictions on transfer authorised or imposed by these Bye-laws shall not be imposed in any circumstances in any way that would interfere with the settlement of trades or transactions entered into through the facilities of a stock exchange or automatic quotation system on which the shares are listed or traded from time to time; provided, that the Company may decline to register transfers in accordance with these Bye-laws and resolutions of the Board after a settlement has taken place.

12.6
The joint holders of any share may transfer such share to one or more of such joint holders, and the surviving holder or holders of any share previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

12.7
The Board may in its absolute discretion and without assigning any reason therefor refuse to register the transfer of a share.  The Board shall refuse to register a transfer unless all applicable consents, authorisations and permissions of any governmental or regulatory body or agency in Bermuda, the United States or any other applicable jurisdiction required to be obtained shall have been obtained.  For the avoidance of doubt, the Directors may decline to register the transfer of a share if the Board has determined in good faith that such transfer would result in adverse tax or regulatory treatment to the Company and its subsidiaries or any of its shareholders.

12.8
The Board may decline to register the transfer of any shares or warrants if the Board reasonably determines in good faith that, based on an opinion of counsel, (i) in the case of a transfer other than (a) pursuant to an effective registration statement under the Securities Act, (b) after an Initial Public Offering of shares pursuant to such a registration statement, in a sale by a Member in accordance with Rule 144 or (c) in connection with the settlement of trades or transactions entered into through the facilities of a stock exchange or automated quotation system on which the shares are listed or traded from time to time, such transfer is likely to expose the Company, any subsidiary thereof, any Member or any subsidiary of the Company, any Member or Person ceding insurance to the Company or any subsidiary of the Company to adverse tax consequences or materially adverse legal or regulatory treatment in any jurisdiction or (ii) registration of such transfer under the Securities Act or under any blue sky or other U.S.  state securities laws or under the laws of any jurisdiction is required and such registration has not been duly effected; provided, however, that in this case (ii) the Board shall be entitled to request and rely on an opinion of counsel (such counsel to be reasonably satisfactory to the Board) to the transferor or the transferee (and the Company shall not be obliged to pay any expenses of such counsel), in form and substance reasonably satisfactory to the Board, that no such registration is required, and the Board shall be obliged to register such transfer upon the receipt of such an opinion.  A proposed transferee will be permitted to dispose of any shares or warrants purchased that violate these restrictions and as to which registration of the transfer is refused.  The transferor of such shares or warrants shall be deemed to own such shares or warrants for dividend, voting and reporting purposes until a transfer of such shares has been registered on the Register of Members or such warrants have been registered in the applicable register of warrants.

12.9
Except in connection  with an effective registration statement, a sale in accordance with Rule 144 of the shares of the Company after an Initial Public Offering or in connection with the settlement of trades or transactions entered into through the facilities of a stock exchange or automated quotation system on which the shares are listed or traded from time to time, the Board may require any Member, or any Person proposing to acquire shares or warrants of the Company, to provide the information required by Bye-law 30A.  If any such Member or proposed acquiror does not provide such information, or if the Company has reason to believe that any certification or other information provided pursuant to any such request is inaccurate or incomplete, the Board may decline to register any transfer or to effect any issue or purchase of shares or warrants to which such request related.

12.10
If the Board refuses to register a transfer of any share the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

12.11
Any purported transfer (except by operation of law) of any shares in contravention of any of the restrictions on transfer contained in the Shareholders Agreement or these Bye-laws shall be void and of no effect.

13.	Transmission of Registered Shares

13.1
In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member's interest in the shares.  Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons.  Subject to the provisions of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may, in its absolute discretion, decide as being properly authorised to deal with the shares of a deceased Member.

13.2
Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer in writing in the form, or as near thereto as circumstances admit, of the following:

Transfer by a Person Becoming Entitled on Death/Bankruptcy of a Member
Flagstone Reinsurance Holdings Limited (the "Company")

I/We, having become entitled in consequence of the [death/bankruptcy] of [name and address of deceased/bankrupt Member] to [number] share(s) standing in the Register of Members of the Company in the name of the said [name of deceased/bankrupt Member] instead of being registered myself/ourselves, elect to have [name of transferee] (the "Transferee") registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee, his or her executors, administrators and assigns, subject to the conditions on which the same were held at the time of the execution hereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

DATED this [ ] day of [ ], 200[ ]
Signed by:	In the presence of:
Transferor	Witness
Transferee	Witness

13.3
On the presentation of the foregoing materials to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member.  Notwithstanding the foregoing, the Board shall, in any case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member's death or bankruptcy, as the case may be.

13.4
Where two or more persons are registered as joint holders of a share or shares, then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

ALTERATION OF SHARE CAPITAL

14.	Power to Alter Capital

14.1
The Company may, subject to these Bye-laws, increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its share capital in any manner permitted by the Act.

14.2	Where, on any alteration or reduction of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit.

15.	Variation of Rights Attaching to Shares

Subject to Bye-law 59, if, at any time, the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class at which meeting the necessary quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class.  The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

DIVIDENDS AND CAPITALISATION

16.	Dividends

16.1
The Board may, subject to these Bye-laws and in accordance with the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets.  No unpaid dividend shall bear interest as against the Company.

16.2	The Board may fix any date as the record date for determining the Members entitled to receive any dividend.

16.3	The Company may pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others.

16.4
The Board may declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company.  No unpaid distribution shall bear interest as against the Company.

17.	Power to Set Aside Profits

The Board may, before declaring a dividend, set aside out of the surplus or profits of the Company, such sum as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other purpose.

18.	Method of Payment

18.1
Any dividend, interest, or other monies payable in cash in respect of the shares may be paid by cheque or draft sent through the post directed to the Member at such Member's address in the Register of Members, or to such person and to such address as the holder may in writing direct.

18.2
In the case of joint holders of shares, any dividend, interest or other monies payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the address of the holder first named in the Register of Members, or to such person and to such address as the joint holders may in writing direct.  If two or more persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

18.3	The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

19.	Capitalisation

19.1
The Board may resolve to capitalise any sum for the time being standing to the credit of any of the Company's share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares pro rata to the Members.

19.2
The Board may resolve to capitalise any sum for the time being standing to the credit of a reserve account or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid or nil paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

MEETINGS OF MEMBERS

20.	Annual General Meetings

The annual general meeting of the Company shall be held in each year at such time and place as the Chairman or any two Directors or any Director and the Secretary or the Board shall appoint. No annual general meeting shall take place in the United States.

21.	Special General Meetings

The Chairman or any two Directors or the Board may convene a special general meeting of the Company whenever in their judgment such a meeting is necessary. No special general meeting shall take place in the United States.

22.	Requisitioned General Meetings

The Board shall, on the requisition of Members holding at the date of the deposit of the requisition not less than one-tenth of such of the paid-up share capital of the Company as at the date of the deposit carries the right to vote at general meetings of the Company, forthwith proceed to convene a special general meeting of the Company and the provisions of the Act shall apply.

23.	Notice

23.1
At least ten days' notice of an annual general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

23.2
At least ten days' notice of a special general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, time, place and the general nature of the business to be considered at the meeting.

23.3	The Board may fix any date as the record date for determining the Members entitled to receive notice of and to vote at any general meeting of the Company.

23.4
A general meeting of the Company shall, notwithstanding that it is called on shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than 95% in nominal value of the shares giving a right to attend and vote thereat in the case of a special general meeting.

23.5
The accidental omission to give notice of a general meeting to, or the non-receipt of a notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

24.	Giving Notice

24.1	A notice may be given by the Company to any Member:

(a)	~~either~~ by delivering it to such Member in person;

(b)
or by sending it by letter mail or courier to such Member's address in the Register of Members; or ~~to such other address given for the purpose of this Bye-law, a notice may be sent by letter mail, courier service, cable, telex, telecopier, facsimile, electronic mail or other mode of representing words in a legible form.~~

(c)
by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose; or

(d)	in accordance with bye-law 24.4.

24.2
Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

24.3
Any notice (save for one delivered in accordance with bye-law 24.4) shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier ~~or to the cable~~ company or transmitted by ~~telex, facsimile,~~ electronic ~~mail or such other method as the case may be~~ means.

24.4
Where a member indicates his consent (in a form and manner satisfactory to the Board) to receive information or documents by accessing them on a website rather than by other means, the Board may deliver such information or documents by notifying the Member of their availability and including therein the address of the website, the place on the website where the information or document may be found and instructions as to how the information or document may be accessed on the website.

24.5
In the case of information or documents delivered in accordance with bye-law 24.4, service shall be deemed to have occurred when (i) the Member is notified in accordance with the bye-law; and (ii) the information or document is published on the website.

25.	Postponement of General Meeting

The Secretary may postpone any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided that notice of postponement is given to each Member before the time for such meeting.  Fresh notice of the date, time and place for the postponed meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

26.	Attendance at Meetings

Members may participate in any general meeting solely by means of their physical attendance at the meeting, and participation by telephonic, electronic or other communication facilities shall not be permitted.

27.	Quorum at General Meetings

27.1
At any general meeting of the Company two or more persons present in person and representing in person or by proxy in excess of 50% of the total issued voting shares in the Company throughout the meeting shall form a quorum for the transaction of business.

27.2
If within half an hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine. If the meeting shall be adjourned to the same day one week later or the Secretary shall determine that the meeting is adjourned to a specific date, time and place, it is not necessary to give notice of the adjourned meeting other than by announcement at the meeting being adjourned.  If the Secretary shall determine that the meeting be adjourned to an unspecified date, time or place, fresh notice of the resumption of the meeting shall be given to each Member entitled to attend and vote thereat in accordance with the provisions of these Bye-laws.

28.	Chairman to Preside

Unless otherwise agreed by a majority of those attending and entitled to vote thereat, the Chairman shall act as chairman at all meetings of the Members at which such person is present.  In their absence, the Deputy Chairman, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

29.	Voting on Resolutions

29.1
Subject to the provisions of the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with the provisions of these Bye-laws and in the case of an equality of votes the resolution shall fail.

29.2	No Member shall be entitled to vote at a general meeting unless such Member has paid all the calls on all shares held by such Member.

29.3
At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to any rights or restrictions for the time being lawfully attached to any class of shares and subject to the provisions of these Bye-laws, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his or her hand.

29.4
At any general meeting if an amendment shall be proposed to any resolution under consideration and the chairman of the meeting shall rule on whether the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

29.5
At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.

30.	Limitation on Voting Rights of Controlled Shares

30.1
Each share shall entitle or limit the holder thereof to such voting rights attributable to that class (or series) of share, but the exercise of any voting right shall be subject to the provisions of Bye-laws 30.2 through 30.7 below.

30.2
If, as a result of giving effect to the provisions of Bye-law 30.1 or otherwise, the votes conferred by the Controlled Shares of any Person would otherwise cause such Person or any other Person to be treated as a 9.9% U.S. Shareholder (as defined in Section 951(b) of the Code), the votes conferred by the Controlled Shares of such U.S. Person are hereby reduced (and shall be automatically reduced in the future) by whatever amount is necessary so that after any such reduction the votes conferred by the Controlled Shares of such Person shall not result in such Person or any other Person being treated as a 9.9% Shareholder with respect to the vote on the matter in question.

30.3
In determining the reduction in votes conferred by Controlled Shares pursuant to Bye-law 30.2, the reduction in the vote conferred by the Controlled Shares of any Person shall be effected proportionately among all the Controlled Shares of such Person; provided, however, that if a Member owns, or is treated as owning by the application of Section 958 of the Code, interests in another Member, the reduction in votes conferred by Controlled Shares of such Member (determined solely on the basis of shares held directly by such Member and shares attributed from such other Member) shall first be effected by reducing the votes conferred on the shares held directly by the Member. The reduction in the votes of the shares held by such Member effected by the foregoing proviso shall be conferred on the shares held by such Member (and not otherwise reduced by the operation of this Bye-law 30) to the extent that so doing does not cause any Person to be treated as a 9.9% U.S. Shareholder and any remaining reduction in votes shall then be conferred proportionately among the shares held by the other Members; provided, however, that no shares shall be conferred votes to the extent that so doing shall cause any Person to be treated as a 9.9% U.S. Shareholder.

30.4
In the event that the aggregate reductions required by Bye-laws 30.2 and 30.3 result in less than 100 percent of the voting power of the shares being entitled to be cast, the excess of 100 percent of the voting power over the votes entitled to be cast shall be conferred on the shares held by the Members, proportionately, based on the number of shares held by each Member; provided, however, that the shares of a Member shall not be conferred votes to the extent that any U.S. Person would be considered a 9.9% U.S. Shareholder. The maximum votes that shall be conferred pursuant to this paragraph of Bye-law 30 on a corporation organised under the laws of the United Kingdom shall be 24.9%.

30.5
Upon written notification by a Member to the Board, the number of votes conferred by the total number of shares held by such Member shall be reduced to that percentage of the total voting power of the Company, as so designated by such Member (subject to acceptance of such reduction by the Board in its sole discretion) so that (and to the extent that) such Member may meet any applicable insurance or other regulatory requirement (other than tax regulatory) or voting threshold or limitation that may be applicable to such Member or to evidence that such Person’s voting power is no greater than such threshold.

30.6
Notwithstanding anything to the contrary in this Bye-law 30, the votes conferred by the Controlled Shares of any Person shall not exceed such amount as would result in any U.S. Person that owns shares of the Company (within the meaning of Section 958(a) of the Code) being treated as owning (within the meaning of Section 958 of the Code) more than 9.9% (or the lower percentage designated by a Member pursuant to Bye-law 30.5 hereof) of the aggregate voting power of the votes conferred by all the shares of the Company entitled to vote generally at any election of Directors.

30.7
The Board shall implement the foregoing in the manner set forth in this Bye-law. In addition to any other provision of this Bye-law 30, any shares shall not carry rights to vote or shall have reduced voting rights to the extent that the Board reasonably determines in good faith that it is necessary that such shares should not carry the right to vote or should have reduced voting rights in order to avoid adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any subsidiary of the Company or any Member or its affiliates; provided, however, that the Board will use reasonable efforts to exercise such discretion equally among similarly situated Members (to the extent possible under the circumstances).

30A.           Requirement to Provide Information and Notice

(1)      The Company shall have the authority to request from any holder of shares, and such holder of shares shall provide, (a) a statement setting forth that the holder is the direct beneficial owner as defined under Rule 13d-3 under the  Exchange Act of the shares or, if not, the identity of such direct beneficial owner (and, in the case of more than one beneficial owner, the shares owned by each such beneficial owner), the place of organisation of a direct beneficial owner that is other than a natural person and whether such direct beneficial owner has made an election to be treated as a U.S. Person for any purpose or whether such direct beneficial owner has elected to be treated as a Subchapter S corporation for U.S. federal income tax purposes, the citizenship and residency of any person who is a natural person and whether such Person can be treated as a U.S. resident for U.S. tax purposes, a statement regarding whether the spouse or minor children of any such beneficial owner are also acquiring shares, and the names of the great grandparents, grandparents, parents, siblings, and lineal descendants (if living) of any such beneficial owner, and a statement as to whether such direct beneficial owner holds the power to vote the shares held by such holder and, if not, the identity of the Person empowered to vote those shares, (b) a list setting out the name of every Person holding a direct interest in such beneficial owner, the percentage interest held by such Person therein (including, if applicable, the minimum and maximum percentage interest in the case of a direct beneficial owner the interests in which can vary), and whether such Person has a right to vote to determine the manner in which the direct beneficial owner is to vote the shares owned by such beneficial owner, (c) a list setting out the name of any Person having an option or other right to acquire an interest in any direct beneficial owner of shares and the percentage of interests in such beneficial owner subject  to such option or other right and (d) a list of any partnership or limited liability company in which the direct beneficial owner holds a direct interest and the percentage interest held therein (including, if applicable, the minimum and maximum percentage interest in the case of an interest in which can vary); provided, however, that for purposes of clause (b) of this Bye-law 30A(1), if the beneficial owner of the shares is a publicly traded company, such beneficial owner shall be required to provide information only with respect to a Person having a 5% or greater ownership interest in the “beneficial owner”. For the purposes of this Bye-law, a person shall be treated as a “beneficial owner” if such Person is so treated for U.S. federal income tax purposes (without giving effect to any attribution or constructive ownership rules).  In addition, the Company shall have the authority to request from any holder of shares, and such holder shall provide, to the extent that it is reasonably practicable for it to do so in such holder’s reasonable discretion, such additional information as the Company may reasonably request to determine the relationship of a holder with other holders.

(2)     Any information provided by each Member to the Company pursuant to this Bye-law or other information provided pursuant to this Bye-law or for purposes of making the analysis required by Bye-laws 3, 12 or 30, shall be deemed “confidential information” (the “Confidential Information”) and shall be used by the Company solely for the purposes contemplated by those Bye-laws (except as may be required otherwise by applicable law or regulation).  The Company shall hold such Confidential Information in strict confidence and shall not disclose any Confidential Information that it receives, except (i) to the Internal Revenue Service (the “Service”) if and to the extent the Confidential Information is required by the Service, (ii) to any outside legal counsel or accounting firm engaged by the Company to make determinations regarding the relevant Bye-laws, (iii) to officers and employees of the Company, as set forth in Bye-laws 30A(3) or (iv) as otherwise required by law or regulation.

(3)   The Company shall take all measures practicable to ensure the continued confidentiality of the Confidential Information and shall grant the Persons referred to in Bye-law 30A(2) (ii) above access to the Confidential Information only to the extent necessary to allow them to assist the Company in any analysis required by Bye-laws 3, 12 or 30, or to determine whether the Company would realise any income that would be included in the income of any Member (or any interest holder, whether direct or indirect, of any Member) by operation of Section 953 (c) of the Code.  Prior to granting access to the Confidential Information to such Persons or to any officer or employee as set out below, the Company shall inform them of its confidential nature and of the provisions of this Bye-law and shall require them to abide by all the provisions thereof.  The Company shall not disclose the Confidential Information to any Director (other than a Director that is also Chief Executive Officer, Chairman or Deputy Chairman, except as required  by law or regulation, upon request to the Company).  The Company shall be permitted to disclose the Confidential Information to an officer (who is not also a Director) of the Company or any of its subsidiaries, but only if such officer requires the Confidential Information to determine whether the Company would realise any income that would be included in the income of any Member by operation of section 953 (c) of the Code or to implement Bye-laws 3, 12 or 30.  For the avoidance of doubt, the Company shall be permitted to disclose to the Members and others the relative voting percentages of the Members after application of Bye-law 30.  At the written request of a Member, the Confidential Information of such Member shall be destroyed or returned to such Member after the later to occur of (i) such Member no longer being a Member or (ii) the expiration of the applicable statute of limitations with respect to any Confidential Information obtained for purposes of engaging in any tax-related analysis.

(4)   The Company shall (i) notify a Member as soon as reasonably practicable of the existence, terms and circumstances surrounding any request made to the Company to disclose any Confidential Information provided by or with respect to such Member and, prior to such disclosure, shall permit such Member a reasonable period of time to seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Bye-law, and (ii) if, in the absence of a protective order, such disclosure is required in the opinion of counsel to the Company, the Company shall make such disclosure without liability hereunder, provided that the Company shall furnish only that portion of the Confidential Information which is legally required, shall give such Member notice of the information to be disclosed as far in advance of its disclosure as practicable and, upon the request of such Member and at its expense, shall use best efforts to ensure that confidential treatment will be accorded to all such disclosed information.

(5)       If a Member fails to respond to a request for information from the Company pursuant to this Bye-law, or submits incomplete or inaccurate information in response to such a request, the Company may in its reasonable discretion determine that such Member’s shares shall carry no or reduced voting rights, as the case may be, until otherwise determined by the Company in its reasonable discretion.

(6)   The Board may rely exclusively on the analysis, deliberation, reports and other communications of those Persons specified in (i)-(iii) of Bye-law 30A(2) above with respect to the collection, disclosure or use of the Confidential Information, including, but not limited to, determining whether the Company would realise any income that would be included in the income of any Member (or any interest holder, whether direct or indirect) or implementing Bye-laws  3, 12 or 30.

31.	Certain Subsidiaries

31.1
With respect to any Subsidiary of the Company that is not a U.S. corporation and  that is not treated as a pass-through or disregarded entity for U.S. federal income tax purposes (together the “Designated Companies”), (i) the board of directors of each such Designated Company shall consist of the persons who have been elected by the Members of the Company by resolution in a general meeting as Designated Company Directors and (ii) the Members of the Company by resolution in a general meeting may designate the persons to be removed as directors of such Designated Company (the “Removed Company Directors”).

31.2
Notwithstanding the general authority set out in Bye-law 47, the Board shall vote all shares owned by the Company in each Designated Company (i) to elect the Designated Company Directors as the directors of such Designated Company and to remove the Removed Company Directors as directors of such Designated Company, and (ii) to ensure that the constitutional documents of such Designated Company require such Designated Company Directors to be elected and such Removed Company Directors to be removed as provided in this Bye-law. The Board and the Company shall ensure that the constitutional documents of each such Designated Company shall effectuate or implement this Bye-law. The Company shall also enter into agreements with each such Designated Company and take such other actions as are necessary to effectuate or implement this Bye-law.

32.	Power to Demand a Vote on a Poll

32.1	At any general or special meeting of the Members, a poll may be demanded by any of the following persons:

(a)	the chairman of such meeting; or

(b)	at least three Members present in person or represented by proxy; or

(c)
any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

(d)
any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all such shares conferring such right.

32.2
Where a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares, every person present at such meeting shall have one vote for each share of which such person is the holder or for which such person holds a proxy and such vote shall be counted by ballot as described herein, or in the case of a general meeting at which one or more Members are present by telephone, in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands.  A person entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

32.3
A poll demanded for the purpose of electing a chairman of the meeting or on a question of adjournment shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place at such meeting as the chairman (or acting chairman) of the meeting may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

32.4
Where a vote is taken by poll, each person present and entitled to vote shall be furnished with a ballot paper on which such person shall record his vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialed or otherwise marked so as to identify the voter and the registered holder in the case of a proxy.  At the conclusion of the poll, the ballot papers shall be examined and counted by a committee of not less than two Members or proxy holders appointed by the chairman for the purpose and the result of the poll shall be declared by the chairman.

33.	Voting by Joint Holders of Shares

In the case of joint holders, the vote of the senior who tenders a vote (whether in person or by proxy) shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

34.	Instrument of Proxy

34.1	An instrument appointing a proxy shall be in writing or transmitted by electronic mail in substantially the following form or such other form as the chairman of the meeting shall accept:

Proxy
Flagstone Reinsurance Holdings Limited (the "Company")

I/We, [insert names here], being a Member of the Company with [number] shares, HEREBY APPOINT [name] of [address] or failing him, [name] of [address] to be my/our proxy to vote for me/us at the meeting of the Members to be held on the [ ] day of [ ], 200[ ] and at any adjournment thereof.  (Any restrictions on voting to be inserted here.)

Signed this [ ] day of [ ], 200[ ]

Member(s)

34.2
The instrument of proxy shall be signed or, in the case of a transmission by electronic mail, electronically signed in a manner acceptable to the chairman, by the appointor or by the appointor's attorney duly authorised in writing, or if the appointor is a corporation, either under its seal or signed or, in the case of a transmission by electronic mail, electronically signed in a manner acceptable to the chairman, by a duly authorised officer or attorney.

34.3	A Member who is the holder of two or more shares may appoint more than one proxy to represent him and vote on his behalf.

34.4	The decision of the chairman of any general meeting as to the validity of any appointment of a proxy shall be final.

35.	Representation of Corporate Member

35.1
A corporation which is a Member may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any meeting of the Members and any person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Member, and that Member shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.

35.2
Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

36.	Adjournment of General Meeting

The chairman of a general meeting may, with the consent of the Members at any general meeting at which a quorum is present, and shall if so directed, adjourn the meeting. Unless the meeting is adjourned to a specific date, place and time announced at the meeting being adjourned, fresh notice of the date, place and time for the resumption of the adjourned meeting shall be given to each Member entitled to attend and vote thereat in accordance with the provisions of these Bye-laws.

37.	Written Resolutions

37.1
Subject to the following, anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members may, without a meeting and without any previous notice being required, be done by resolution in writing signed by, or in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members who at the date of the resolution would be entitled to attend the meeting and vote on the resolution.

37.2
A resolution in writing may be signed by, or in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members, or all the Members of the relevant class thereof, in as many counterparts as may be necessary.

37.3
A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

37.4	A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of the Act.

37.5	This Bye-law shall not apply to:

(a)	a resolution passed to remove an auditor from office before the expiration of his term of office; or

(b)	a resolution passed for the purpose of removing a Director before the expiration of his term of office.

37.6
For the purposes of this Bye-law, the date of the resolution is the date when the resolution is signed by, or in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member to sign and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date.

38.	Directors Attendance at General Meetings

The Directors of the Company shall be entitled to receive notice of, attend and be heard at any general meeting.

DIRECTORS AND OFFICERS

39.	Election of Directors

39.1
The Board shall consist of no less than ten (10) Directors or such number in excess thereof up to a maximum of twelve (12) Directors as the Board may from time to time determine, who shall be elected, except in a case of a vacancy, by the Members holding a plurality of the votes cast in person or by proxy for a resolution approving such Director, in accordance with and subject to the limitations in these Bye-Laws including but not limited to Bye-Law 30.  Except in the case of a casual vacancy, Directors shall be elected at the annual general meeting of the Members or at any special general meeting of the Members called for that purpose.

39.2	At any general meeting, the Members may authorise the Board to fill any vacancy in their number left unfilled at a general meeting.

39.3
The only persons who shall be eligible for appointment or election as a Director in accordance with Bye-law 39.1 at any meeting of the Company shall be persons for whom a written notice of nomination signed by Members holding in the aggregate not less than fifteen percent (15%) of the issued and outstanding paid up share capital of the Company eligible to vote at the meeting at that time has been delivered to the registered office of the Company for the attention of the Secretary not later than five days after notice or public disclosure of the date of such meeting is given or made available to Members.

40.	Classification of Directors

The Directors shall be divided into three (3) classes as nearly equal as possible (Class A, Class B and Class C).  The initial Class A Directors shall serve for a term expiring at the annual general meeting of Members to be held in 2009; the initial Class B directors shall serve for a term expiring at the annual general meeting of Members to be held in 2008 and the initial Class C Directors shall serve for a term expiring at the annual general meeting of Members to be held in 2007.

41.	Term of Office of Directors

              At each annual general meeting of Members held after the classification and election referred to at Bye-law 40 above, Directors shall be elected or appointed for a full three-year term, as the case may be, to succeed those whose terms expire at such meeting. Each Director shall hold office for the term for which he is elected or until his successor is elected or appointed or until his office is otherwise vacated.

42.	Removal of Directors

42.1
Subject to any provision to the contrary in these Bye-laws, the Members entitled to vote for the election of Directors may, at any special general meeting convened and held in accordance with these Bye-laws, remove any Director, but only for Cause, provided that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than 14 days before the meeting and at such meeting the Director shall be entitled to be heard on the motion for such Director's removal.

42.2	If a Director is removed from the Board under the provisions of this Bye-law the Members may fill the vacancy at the meeting at which such Director is removed.

43.	Vacancy in the Office of Director and appointment of alternate Directors

43.1	The office of Director shall be vacated if the Director:

(a)	is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

(b)	is or becomes bankrupt, or makes any arrangement or composition with his creditors generally;

(c)	is or becomes of unsound mind or dies; or

(d)	resigns his office by notice in writing to the Company.

43.2	The Board shall have the power to appoint any person as a Director to fill a vacancy on the Board occurring as a result of the death, disability, disqualification or resignation of any Director.

43.3
No Director shall appoint an alternate Director, and notwithstanding any provisions of the Companies Act, no director may appoint another Director to represent him or vote on his behalf at any meeting of the Board of Directors or at any Committee meeting.

44.	Remuneration of Directors

The remuneration (if any) of the Directors shall be determined by the Company in general meeting and shall be deemed to accrue from day to day.  The Directors may also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from the meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally.

45.	Defect in Appointment of Director

All acts done in good faith by the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

46.	Directors to Manage Business

The business of the Company shall be managed and conducted by the Board.  In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting subject, nevertheless, to these Bye-laws, the provisions of any statute and to such directions as may be prescribed by the Company in general meeting.

47.	Powers of the Board of Directors

47.1	Subject to any provision to the contrary in these Bye-laws, the Board may:

(a)	appoint, suspend, or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties;

(b)
exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party;

(c)
appoint one or more Directors to the office of managing director or chief executive officer of the Company, who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company;

(d)
appoint a person to act as manager of the Company's day-to-day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business;

(e)
by power of attorney, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney.  Such attorney may, if so authorised under the seal of the Company, execute any deed or instrument under such attorney's personal seal with the same effect as the affixation of the seal of the Company;

(f)	procure that the Company pays all expenses incurred in promoting and incorporating the Company;

(g)
delegate any of its powers (including the power to sub-delegate) to a committee of one or more persons appointed by the Board which may consist partly or entirely of non-Directors, provided that every such committee shall conform to such directions as the Board shall impose on them and provided further that the meetings and proceedings of any such committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superceded by directions imposed by the Board;

(h)	delegate any of its powers (including the power to sub-delegate) to any person on such terms and in such manner as the Board may see fit;

(i)	present any petition and make any application in connection with the liquidation or reorganisation of the Company;

(j)	in connection with the issue of any share, pay such commission and brokerage as may be permitted by law; and

(k)
authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any agreement, document or instrument on behalf of the Company.

47.2	The Board shall constitute, appoint and maintain:

(a)	an Audit Committee;

(b)	a Compensation Committee;

(c)	a Governance Committee; and

(d)	such other committee(s) as may be required from time to time by law or regulation.

47.3	The Board may in its absolute discretion constitute, appoint and maintain and disband such other committees as it deems to be in the best interests of the Company.

48.	Register of Directors and Officers

The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

49.	Officers

The Officers shall consist of a Chairman and a Deputy Chairman, a Secretary and such additional Officers as the Board may determine all of whom shall be deemed to be Officers for the purposes of these Bye-laws.

50.	Appointment of Officers

The Board shall, as soon as possible after the statutory meeting of Members and after each annual general meeting, appoint a Chairman and Deputy Chairman who shall be Directors.  The Secretary (and additional Officers, if any) shall be appointed by the Board from time to time.

51.	Duties of Officers

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

52.	Remuneration of Officers

The Officers shall receive such remuneration as the Board or a committee thereof may determine.

53.	Conflicts of Interest

53.1
Any Director, or any Director's firm, partner or any company with whom any Director is associated, may act in any capacity for, be employed by or render services to the Company and such Director or such Director's firm, partner or company shall be entitled to remuneration as if such Director were not a Director.  Nothing herein contained shall authorise a Director or Director's firm, partner or company to act as Auditor to the Company.

53.2	A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act.

53.3
Following a declaration being made pursuant to this Bye-law, and unless disqualified by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum for such meeting.

54.	Indemnification and Exculpation of Directors and Officers

54.1
The Directors, Secretary and other Officers (such term to include any person appointed to any committee by the Board) for the time being acting in relation to any of the affairs of the Company, any subsidiary thereof, and the liquidator or trustees (if any) for the time being acting in relation to any of the affairs of the Company or any subsidiary thereof and every one of them, and their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, PROVIDED THAT this indemnity shall not extend to any matter in respect of any fraud or dishonesty which may attach to any of the said persons.  Each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company or any subsidiary thereof, PROVIDED THAT such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer.

54.2
The Company may purchase and maintain insurance for the benefit of any Director or Officer of the Company against any liability incurred by him under the Act in his capacity as a Director or Officer of the Company or indemnifying such Director or Officer in respect of any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which the Director or Officer may be guilty in relation to the Company or any subsidiary thereof.

54.3
The Company may advance moneys to a Director or Officer for the costs, charges, and expenses incurred by the Director or Officer in defending any civil or criminal proceedings against him, on condition that the Director or Officer shall repay the advance if any allegations of fraud or dishonesty is proved against him.

MEETINGS OF THE BOARD OF DIRECTORS

55.	Board Meetings

The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.  A resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

56.	Notice of Board Meetings

(1)
The Chairman, Deputy Chairman or any two (2) Directors may, and the Secretary on the requisition of the Chairman, Deputy Chairman or any two (2) Directors shall at any time summon a meeting of the Board by at least three (3) days notice to each Director, unless such director consents to shorter notice.  Attendance at a meeting of the Board shall constitute consent to short notice.

(2)
Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by registered mail, electronic mail, courier service, facsimile or other mode of representing words in a legible and non-transitory form at such Director’s last known address or any other address given by such Director to the Company for this purpose. If such notice is sent by electronic mail, next-day courier or facsimile, it shall be deemed to have been given the day following the sending thereof and, if by registered mail, five (5) days following the sending thereof.

57.	Participation in Meetings by Telephone

Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

58.	Quorum at Board Meetings

The quorum necessary for the transaction of business at a meeting of the Board shall be a majority of the Directors then in office, present in person or represented by a duly authorized representative appointed in accordance with the Act, provided that at least two Directors are present in person.

59.	Special Business

59.1
In addition to any vote of the Members required by the Act or these Bye-laws, none of the actions listed below shall be taken by the Company without approval by the Board and the holders of a majority in interest of the affected classes of shares of the Company then in issue:

(a)	amending the voting rights of the Common Shares or of any other class of shares with such rights; or

(b)	amending the dividend rights of the Common Shares or of any other class of shares with such rights.

59.2
In addition to any vote of the Members required by the Act or these Bye-laws, none of the actions listed below shall be taken by the Company without the prior approval by at least seventy five percent (75%) of the Directors in office;

(a)	any amendment to the Bye-laws or alteration to the Memorandum of Association;

(b)	the consolidation, sub-division, conversion, reduction or cancellation of any share capital of the Company;

(c)
any merger, consolidation, amalgamation, continuation or similar transaction involving the Company, or any acquisition or disposition of a subsidiary greater then 10 percent (10%) of the Company’s Book Value;

(d)	except for the rights created under the PSU Plan or the RSU Plan, the creation of any option or right to subscribe or acquire, or convert any security into, any share capital of the Company;

(e)	any increase in the maximum number of PSU Shares which can be issued under the PSU Plan or any material amendment or modification of the PSU Plan, the RSU Plan or the Warrant;

(f)	any transaction or series of transactions with Haverford or its Affiliates in excess of US$10 Million in the aggregate, or any material modification or amendment of the terms thereof

(g)	any resolution to voluntarily wind up or liquidate the Company,

60.	Board to Continue in the Event of Vacancy

The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting of the Company; or (ii) preserving the assets of the Company.

61.	Chairman to Preside

Unless otherwise agreed by a majority of the Directors attending, the Chairman shall act as chairman at all meetings of the Board at which such person is present.  In their absence the Deputy Chairman, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by the Directors present at the meeting.

62.	Written Resolutions

A resolution signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution.

63.	Validity of Prior Acts of the Board

No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

CORPORATE RECORDS

64.	Minutes

The Board shall cause minutes to be duly entered in books provided for the purpose:

(a)	of all elections and appointments of Officers;

(b)	of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

(c)	of all resolutions and proceedings of general meetings of the Members, meetings of the Board, meetings of managers and meetings of committees appointed by the Board.

65.	Place Where Corporate Records Kept

Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

66.	Form and Use of Seal

66.1	The ~~seal of the~~ Company may adopt a seal ~~shall be~~ in such form as the Board may determine. The Board may adopt one or more duplicate seals for use in or outside Bermuda.

66.2
~~The~~ A seal ~~of the Company shall~~ may, but need not, ~~not~~ be affixed to any deed, instrument, share certificate or document, and if the seal is to be affixed thereto it shall be ~~except~~ attested by the signature of (i) any Director ~~and the Secretary~~; or (ii) any ~~two Directors~~ Officer; or (iii) the Secretary, or (iv) any person ~~appointed~~ authorised by the Board for that purpose. A Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents ~~provided that any Director, Officer or resident Representative, may affix the seal of the Company attested by such Director, Officer, or Resident Representative’s signature to any authenticated copies of these Bye-laws, the incorporating documents of the Company, the minutes of any meetings or any other documents to be authenticated by such Director, Officer or Resident Representative~~.

ACCOUNTS

67.	Books of Account

67.1	The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

(a)	all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

(b)	all sales and purchases of goods by the Company; and

(c)	all assets and liabilities of the Company.

67.2
Such records of account shall be kept at the registered office of the Company, or subject to the provisions of the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

68.	Financial Year End

The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.

AUDITS

69.	Annual Audit

Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to the Act, the accounts of the Company shall be audited at least once in every year.

70.	Appointment of Auditor

70.1
Subject to the provisions of the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor of the accounts of the Company.

70.2	Any Auditor appointed by the Members shall, prior to such appointment, have been nominated by the Audit Committee.

70.3	The Auditor may be a Member but no Director, Officer or employee of the Company shall, during his continuance in office, be eligible to act as an Auditor of the Company.

71.	Remuneration of Auditor

The remuneration of the Auditor shall be fixed by the Audit Committee.

72.	Duties of Auditor

72.1
The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards.  The Auditor shall make a written report thereon in accordance with generally accepted auditing standards.

72.2
The generally accepted auditing standards referred to in this Bye-law may be those of a country or jurisdiction other than Bermuda or such other generally accepted auditing standards as may be provided for in the Act.  If so, the financial statements and the report of the Auditor shall identify the generally accepted auditing standards used.

73.	Access to Records

The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

74.	Financial Statements

Subject to any rights to waive laying of accounts pursuant to the provisions of the Act, financial statements as required by the Act shall be laid before the Members in general meeting.

75.	Distribution of Auditor’s Report

The report of the Auditor shall be submitted to the Members in general meeting.

76.	Vacancy in the Office of Auditor

If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by the Auditor becoming incapable of acting by reason of illness or other disability at a time when the Auditor’s services are required, the Board shall, as soon as practicable, convene a special general meeting to fill the vacancy thereby created.

VOLUNTARY WINDING-UP AND DISSOLUTION

77.	Winding-Up

If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members.  The liquidator may, with the like sanction, vest the whole or any part of such assets in the trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

CHANGES TO CONSTITUTION

78.	Changes to Bye-laws

No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made save in accordance with the provisions of the Act and until the same has been approved in accordance with the provisions of Bye-law 59 hereof.

79.	Changes to the Memorandum of Association

No alteration or amendment to the Memorandum of Association shall be made save in accordance with the provisions of the Act and until same has been approved in accordance with the provisions of Bye-law 59 hereof.

80.	Discontinuance

The Board may exercise all the powers of the Company to discontinue the Company to a jurisdiction outside Bermuda pursuant to the Act.

PROPOSAL 4 – DESIGNATED COMPANY DIRECTORS FOR CERTAIN SUBSIDIARIES OF THE COMPANY

Our bye-laws provide voting and ownership limitations designed to reduce the risk that the Company will be considered a controlled foreign corporation.  Our bye-laws also provide a mechanism to apply these voting limitations to indirect holdings in certain subsidiaries of the Company (“Designated Companies”) that are not U.S. corporations and that are not treated as pass-through or disregarded entities for U.S. federal income tax purposes.

At the Annual General Meeting, our shareholders are being asked to approve a defined list of persons who will be considered for membership on the board of directors of each Designated Company (each, a “Designated Company Director”) at the discretion of the Chairman of the Board, to the extent permissible by applicable law.  The nominees for Designated Company Directors are as follows:

Les Allen	Clive Dawson	Khader Hemsi	John B. Mills	Adelle Ramos
Andreas Aloneftis	John Dewhurst	Ernest Horvath	Bryan Murphy	Melvin Rosario
Abdul Muttalib Al Jaidi	Jean-Paul Dyer	John Hyland	Edgar Nunes	Brenton Slade
Patrick Boisvert	William Fawcett	Christopher Jarvis	Conor O’Dea	Guy Swayne
Thomas Bolt	Richard Ferrett	Dominic Kirby	James O’Shaughnessy	Frédéric Traimond
David Brown	Ruth Gerena	Larry Lombardo	Rafael Padial	Hermanus R.W. Troskie
Mark Byrne	Karl Grieves	Garth MacDonald	Nicholas Pawson	David Young
Colin Campbell	Daniel Guinnard	Iain Macdowall	Charalambos Pittas	Peter Zumstein
Howard Cheetham	Bernice Guzman	Ian Mallery	Michalis Polydorides
Paul Chubb	Manolis Hadjimanolis	Venkateswara Rao Mandava	Gary Prestia
Jonathan Coleman	Robin Hargreaves	Cesar Matos	Ralph Rexach

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE
LIST OF DESIGNATED COMPANY DIRECTORS OF CERTAIN SUBSIDIARIES OF THE COMPANY.

PROPOSAL 5 – RESTRICTED SHARE UNIT PLAN AMENDMENTS

It is proposed, subject to shareholder approval, that the Amended and Restated Restricted Share Unit Plan (the “RSU Plan”) be amended so as to: (i) accurately incorporate the maximum number of common shares available under the RSU Plan; and (ii) set a 10 year term for the RSU Plan.  For more information on the RSU Plan, please see “Compensation Discussion and Analysis” above.  Assuming that the Compensation Committee approves the proposed amendments at its meeting on May 13, 2009, in order to accomplish this objective, Sections 3.01 and 13.01 of the RSU Plan must be amended, subject to shareholder approval.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE
AMENDMENTS TO THE AMENDED AND RESTATED RESTRICTED SHARE UNIT PLAN OF THE COMPANY.

Amended and Restated Flagstone Reinsurance Holdings Limited
Employee Restricted Share Unit Plan

Section  1 – Purpose of the Plan

1.01
Flagstone Reinsurance Holdings Limited (the “Company”) adopted this Amended and Restated Flagstone Reinsurance Holdings Limited Employee Restricted Share Unit Plan (the “Plan”), effective as of July 20th 2007 for the benefit of the Directors, officers, and Employees of the Company.  The purpose of the Plan is to promote a proprietary interest in the Company and its Subsidiaries among its Directors, officers, and employees; encourage the Directors, officers, and Employees of the Company to further the development of the Company; and to attract and retain the key employees necessary for the Company’s long-term success.  This Plan amends and restates in its entirety the Flagstone Reinsurance Holdings Limited Employee Restricted Share Unit Plan adopted on July 1, 2006 and amended in November, 2007.

Section 2 – Definitions

2.01
General – Whenever the following terms are used in the Plan with the first letter capitalized, they shall have the meanings specified below unless the context clearly indicates to the contrary or as provided under Section 7 of the Plan.

2.02	“Account” of a Participant means his or her individual account, if any, or the account of a Director’s employer, as established in accordance with Section 6.

2.03	“Beneficiary” means the person or persons designated by a Participant, on a form provided by the Plan Administrator, to receive payments under the Plan in the event of the Participant’s death.

2.04	“Board” means Board of Directors of the Company.

2.05
“Cause” shall mean (a) a material breach by a Participant of any contract between the Participant and the Company or a Subsidiary; (b) the willful and continued failure or refusal by the Participant to perform any duties reasonably required by the Company or a Subsidiary, after notification by the Company or the Subsidiary of such failure or refusal, and failure to correct such behaviour within 20 days of such notification; (c) commission by the Participant of a criminal offence or other offence of moral turpitude; (d) perpetration by the Participant of a dishonest act or common law fraud against the Company or a Subsidiary or a client of either; or (e) the Participant willfully engaging in misconduct which is materially injurious to the Company or a Subsidiary, including without limitation, the disclosure of any trade secrets, financial models, or computer software to persons outside the Company or a Subsidiary without the consent of the Company or a Subsidiary.

2.07	“Compensation Committee” means the Compensation Committee of the Board of Directors of the Company.

2.08	“Common Stock” means common shares of the Company.

2.09	“Company” means Flagstone Reinsurance Holdings Limited.

2.10	“Director” means a member of the board of directors of the Company or its Subsidiaries.

2.11
“Disability” means a condition by which the Compensation Committee has determined that the physical or mental condition of the Participant is such as would entitle him to receive payment of monthly benefits under any disability plan of the Company or a Subsidiary in which the individual participates.

2.12	“Employee” means an employee of the Company or its Subsidiaries.

2.13	“Grant Certificate” means a certificate evidencing the credit of or grant to a Participant of a Restricted Share Unit under the Plan (sample attached as Appendix 5).

2.14
“Inter Vivos Designee” means any person or body of persons corporate or unincorporate, association, trust, partnership or similar entity or arrangement designated by a Participant, on a form provided by the Plan Administrator, to hold such RSUs granted to the Participant under the Plan and receive payments under the Plan during the life of the Participant.

2.15
“Participant” means any Employee, officer, or Director, except for Management Directors, of the Company or its Subsidiaries who (1) are eligible for RSU credits or grants under the Plan and (2) the Compensation Committee decides pursuant to its authority under Section 3.01 of the Plan to grant or credit an RSU award.

2.16	“Plan” means the Flagstone Reinsurance Holdings Limited Employee Restricted Share Unit Plan, as it may be amended from time to time.

2.17	“Plan Administrator” means the Compensation Committee, or the person or persons appointed by the Compensation Committee to serve under Section 4 of the Plan.

2.18
“Restricted Share Unit” (or “RSU”) means a right to receive a payment, in cash or in actual Common Stock of the Company, of the value of Common Stock of the Company, subject to the terms of this Plan and the respective Grant Certificate.

2.19	“Subsidiary” means a subsidiary of the Company.

Section 3 – Awards Subject to the Plan

3.01
Under the Plan, the Compensation Committee, in its sole discretion, may grant RSUs to Participants or credit RSUs to Directors’ Accounts.  The total stock credits or grants under the Plan shall not exceed (a) that amount required to satisfy the Director requests for fees to be paid in shares, plus (b) 0.2 percent of the total issued and outstanding share capital of the Company per annum or as decided by the Compensation Committee.  To the extent that any RSU granted or credited under the Plan expires, terminates, or is cancelled, such unissued stock credits or grants shall again be available for grant or credit under the Plan.  The maximum number of RSUs that may be granted under the Plan shall not exceed 800,000 RSUs.  The aggregate maximum number of common shares that shall be issuable under the Plan shall not exceed 800,000 common shares.

3.02
The RSUs will normally be settled by delivery of Common Stock, but can be settled to the Participant on distribution in cash, by issuance of shares of Common Stock, or partly in cash and partly by issuance of shares of Common Stock as determined by the Compensation Committee; provided that Participants who are UK domiciled for tax purposes may only receive distributions by issuance of shares of Common Stock.

3.03
The amount of cash, if any, to be paid in lieu of issuance of shares of Common Stock under the Plan shall be determined based on the net book value per share of Common Stock (or market value, if the Company’s shares are freely tradable on an exchange) as of the date on which a Participant becomes entitled to payment, whether or not such payment is deferred.

Section 4 – Administration

4.01
The Plan shall be administered by the Compensation Committee, and the Compensation Committee shall have the sole authority to interpret the Plan, to establish and revise rules and regulations relating to the Plan (including this Plan document), and to make any other determinations that it believes necessary or advisable for the administration of the Plan.  All of the powers and responsibilities of the Compensation Committee under the Plan may be delegated by the Compensation Committee, in writing, to any Compensation Subcommittee or appropriate Company personnel thereof.  The Board of Directors or the Shareholders of the Company can overrule the Compensation Committee.

Section 5 – Participation

5.01
The Management Committee of the Company will recommend, and the Compensation Committee will approve, the Participants in the Plan.  Participation in the Plan will be limited to officers, Employees, and Directors (excluding Management Directors) of the Company or its Subsidiaries.  Participants in the Plan may also participate in the Flagstone Reinsurance Holdings Limited Performance Share Unit Plan (the “PSU Plan”) sponsored by the Company, however such persons shall not be eligible to receive grants of RSUs and Performance Share Units in the same calendar year.  In addition, participation in the Plan shall be limited only to those individuals who are approved by the Compensation Committee and whose participation in the Plan is evidenced by a Grant Certificate executed by the Company.

Section 6 – Terms of the Grant or Credit of RSUs

6.01
The Compensation Committee may grant RSUs to a Participant pursuant to the Plan.  In addition, a Director of the Company may elect to substitute all or a percentage of his/her compensation for services performed for the Company with RSUs issued under the Plan, such amount to be credited to his/her Account as RSUs. A Director who serves on the Board on behalf of his/her employer may stipulate that amounts be credited to such employer’s Account as RSUs.  Grants or credits of RSUs shall be evidenced by a Grant Certificate in such form as the Compensation Committee shall from time to time approve.

6.02
A Director who is a Participant in the Plan shall elect no later than December 31 of the year prior to the year with respect to which the compensation is earned (or for the first year of the Plan, no later than the last day of the month prior to the Plan’s effective date), the dollar amount or percentage of compensation for such year to be converted into RSUs and credited to his/her Account pursuant to the written terms of the Plan and the Grant Certificate.

6.03	Upon a grant or credit of an award of RSUs under the Plan, as applicable, a Participant’s Account shall be credited with the amount of such grant or credit.

6.04
Actual shares of Company Common Stock or cash (as determined by the Committee), equal in amount to the number of RSUs that have vested, will be distributed to the Participant upon the earlier of the following: (a) separation from service other than for cause, (b) satisfaction of the applicable vesting period(s), (c) a specific date, or (d) such other time as the Committee may in its sole discretion determine (collectively, the “Distribution Dates”).  The Company shall deliver the shares of Common Stock of the Company and/or cash to the Participant as soon as administratively feasible after the identified date of distribution.

6.05	Grants of RSUs under the Plan will normally fully vest on the date that is specified in the applicable Grant Certificate, subject to the following:

6.05.1	Upon a Participant’s death or Disability, he/she shall become fully vested in all RSUs that have been credited or granted under the Plan.

6.05.2
Except as otherwise provided herein, the unvested RSU’s of Participants who are Employees or Officers shall be canceled upon notice of termination from the Employer to the Employee or the notice of resignation of the Employee.

6.05.3
Notwithstanding 6.06.2, at the discretion of the Compensation Committee, vesting of RSUs that are granted under the Plan may continue for Employees who separate from service with the Company after at least five years’ service.

6.05.4 –	If an Employee is terminated for Cause all of his RSU’s will be automatically canceled.

6.05.5
The RSU’s of a Director shall normally vest on the date noted on the Grant Certificate, unless accelerated under 6.04.1, and regardless of whether that Director continues to serve. The Compensation Committee can cancel the RSU’s of a Director, whether vested or not, if that director engages in action deemed to be materially hostile to the interests of the Company, as judged by the Board of Directors.

6.05.6	The Compensation Committee may, in its sole discretion, accelerate the vesting of any RSUs credited or granted under the Plan at any time.

6.06
RSUs and the rights and privileges conferred therewith shall not be sold, transferred, encumbered, hypothecated, or otherwise anticipated by the Participant, except as provided for under the terms of the Plan.  This Award is not liable for or subject to, in whole or in part, the debts, contracts, liabilities, or torts of the Participant, nor shall it be subject to garnishment, attachment, execution, levy, or other legal or equitable process.

Section 7 – Special Provisions

7.01
The Plan has special provisions which apply variously to citizens, residents, domiciliaries, of certain countries, or employees of Company subsidiaries located in certain countries. These provisions form part of this Plan and are attached as Appendix 4.

7.02
The Company may extend or amend Appendix 4 from time to time in order to accommodate the development of the Company in new countries, to maintain the most tax-favorable status available in various countries under the applicable laws and further modifications/amendments carried out from time to time. Such technical amendments require the approval of the Management Compensation Committee of the Company, and the Chairman of the Compensation Committee.

Section 8 – Taxation

8.01
Participants shall be responsible for all individual tax consequences of the RSU grants under the Plan.  Where feasible, the Plan will be interpreted and administered to provide favorable tax treatment to the Participant, subject to the compliance with the applicable laws of their respective jurisdiction.

8.02
The Company reserves the right to withhold shares or deduct from the Participant payroll any taxes or social benefit costs to the Participant or the Company associated with the vesting or fulfillment of the RSUs.

Section 9 – Designation of Beneficiary

9.01
A Participant, by filing the prescribed form (the “Beneficiary Designation Form”, sample attached as Appendix 2) with the Plan Administrator, or such other person as the Plan Administrator may designate from time to time, may designate one or more Beneficiaries and successor Beneficiaries who shall be given the rights to the RSUs in accordance with the terms of the Plan in the event of the Participant’s death.  A Participant may change the designation of a Beneficiary at any time by completing a new Beneficiary Designation Form that shall revoke and supersede all earlier forms.  In the event a Participant does not file a Beneficiary Designation Form designating one or more Beneficiaries, or no designated Beneficiary survives the Participant, the RSUs shall be given to the individual to whom such right passes by will or the laws of descent and distribution and/or succession.

9.02
A Participant, by filing the prescribed form (the “Inter Vivos Designee Form”, sample attached as Appendix 1) with the Plan Administrator, or such other person as the Plan Administrator may designate from time to time, may designate one or more Inter Vivos Designees and successor Inter Vivos Designees who shall be given the rights to all past, present and future grants or series of RSUs, or to one or more specific grants or series of RSUs, designated within the Inter Vivos Designee Form during the life of the Participant and in accordance with the terms of the Plan.  A Participant may change the designation of any Inter Vivos Designee by completing a new Inter Vivos Designation Form that shall revoke and supersede all earlier forms. In the event a Participant does not file an Inter Vivos Designation Form designating one or more Inter Vivos Designees, or no Inter Vivos Designee survives the Participant, the RSUs and any payment of shares in place of cash shall be given to the Participant.

Section 10 – Expenses of the Plan

10.01	Costs of administration of the Plan will be paid by the Company.

Section 11 – Claims Procedure

11.01
In general, any claim for benefits under the Plan shall be filed by the Participant or beneficiary (“claimant”) on the form prescribed for such purpose with the Plan Administrator.  If a claim for benefits under the Plan is wholly or partially denied, notice of the decision shall be furnished to the claimant by the Plan Administrator within a reasonable period of time after receipt of the claim by the Plan Administrator.  A Participant who is denied a claim for benefits may appeal to the Compensation Committee for a review of the Plan Administrator’s decision.  The decision of the Compensation Committee shall be furnished to the Participant within a reasonable period of receipt of the request for review and the decision of the Compensation Committee shall be final and binding to the Participant.

Section 12 – Termination or Amendment of the Plan

12.01
The Plan may be amended in whole or in part from time to time~~, or may be terminated,~~ by the Board in accordance with the bye-laws of the Company, provided that in event of such amendment ~~or termination~~, the rights of the Participants related to an RSU that have been granted under the Plan shall be preserved and maintained and no amendment may confer additional benefits upon Participants without prior approval by the Board.  Notice of any amendment ~~or termination~~ of the Plan shall be given in writing to the Participant.

Section 13 –Term of the Plan

13.01	The Plan shall become effective on the date it is adopted by the Company and shall ~~continue in effect as amended from time to time until terminated pursuant to Section 12.~~
~~This Plan shall~~ terminate upon the earlier of the following dates or events to occur:

13.01.1	the adoption of a resolution of the Board terminating the Plan in accordance with the Bye-laws of the Company; or

13.01.2	ten years from the date the Plan is initially or subsequently approved and adopted by the shareholders of the Company ~~in accordance with Section 12 hereof~~.

No termination of the Plan shall alter or impair any of the rights or obligations of any person, without his consent, under any previous grant under the Plan.

Section 14 – Rights as a Stockholder

14.01
No Participant shall have any rights (including voting or dividend rights) as a shareholder of the Company with respect to any Common Stock covered by, or related to, any RSU granted or credited pursuant to the Plan until the date of the delivery of a stock certificate with respect to such Common Stock.

Section 15  – Anti-Dilution and Other Adjustments

15.01
In the event of any change in the issued and outstanding shares of Common Stock of the Company by reason of any share split, share dividend, recapitalization, merger, consolidation, reorganization, amalgamation, combination or exchange of shares of Common Stock or other similar event, and if the Compensation Committee shall determine, in its sole discretion, that such change equitably requires an adjustment in the number or kind of shares of Common Stock of the Company that may be issued pursuant to RSUs under the Plan pursuant to paragraph 6, then such adjustment shall be made by the Compensation Committee and shall be conclusive and binding for all purposes of the Plan.

15.02
Upon the declaration by the Board of Directors of the Company of a dividend in specie or in kind in favor of the holders of Common Shares in the Company, the Compensation Committee shall determine, in its sole discretion, if such dividend equitably requires an adjustment in the number or kind of RSUs that may be issued to a Participant under the Plan in lieu of a dividend payment.

Section 16 – Miscellaneous

16.01
If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

16.02
Except by will or the laws of descent and distribution and/or succession, a Participant’s rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of Participant’s  death), including but not limited to, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner and no such right or interest of any Participant in the Plan shall be subject to any obligation or liability or such Participant; provided that Directors shall be permitted to assign their rights under the Plan to their employer or an affiliate of their employer, as approved by the Compensation Committee.

16.03
Except to the extent specifically set forth in the Grant Certificate, the Participant’s rights under the Plan shall be governed in all aspects by the terms of the Plan, including the provisions that authorize the Plan Administrator to administer and interpret the Plan and that provide that the Plan Administrator’s decisions, determinations, and interpretations with respect to the Plan are final and conclusive on all persons affected hereby.  Additionally, This Plan shall be construed in accordance with, and governed by the laws of the Bermuda.

16.04
Nothing in this Plan, nor any action taken pursuant to this Plan, shall be deemed to give any Participant any right to remain in the employ of the Company or affect the right of the Company to terminate a Participant’s employment at any time, with or without Cause.

*           *           *           *           *

As evidence of its adoption of the Plan, Flagstone Reinsurance Holdings Limited has caused this instrument to be signed by its officer of representative duly authorized on this 14th day of May, 2009 ~~20th day of July, 2007~~.

Flagstone Reinsurance Holdings Limited

By:

Title:

--

APPENDIX 1

Inter Vivos Designee Form

To:  The Plan Administrator of the Flagstone Reinsurance Holdings Limited Employee Restricted Share Unit Plan

From:  __________________________________________

*           *           *           *           *

Pursuant to Section 9 of the Flagstone Reinsurance Holdings Limited Employee Restricted Share Unit Plan (the “Plan”), I hereby designate the following person(s) as inter vivos designee(ies) who during my life shall be entitled to receive amounts under the Plan and respective Grant Certificate:

Primary Inter Vivos Designee Name: __________________________________________

Secondary Inter Vivos Designee Name:  ________________________________________

Grant Certificates to which this designation applies:

(i)	Series/Year(s) _____________________
 or,
(ii)	All Grants after:	/	/		_______________
		Day	Month	Year

In making the above designation, I reserve the right to revoke this designation or change the inter vivos designee(ies) designated at any time or times and without the consent of any other person.

This designation cancels and supersedes any inter vivos designation previously made with respect to this Plan and respective Grant Certificate.

Signed:

______________________________
Participant

______________________________
Date

APPENDIX 2

Beneficiary Designation Form

To:  The Plan Administrator of the Flagstone Reinsurance Holdings Limited Employee Restricted Share Unit Plan

From:  __________________________________________

*           *           *           *           *

Pursuant to Section 9 of the Flagstone Reinsurance Holdings Limited Employee Restricted Share Unit Plan (the “Plan”), I hereby designate the following person(s) as beneficiar(ies) who on my death shall be entitled to receive amounts under the Plan and respective Grant Certificate:

Primary Beneficiary Name: __________________________________________

Secondary Beneficiary Name:  ________________________________________

In making the above designation, I reserve the right to revoke this beneficiary designation or change the beneficiar(ies) designated at any time or times and without the consent of any beneficiary.

This beneficiary designation cancels and supersedes any beneficiary designation previously made with respect to this Plan and respective Grant Certificate.

Signed:

______________________________
Participant

______________________________
Date

APPENDIX 3

Director Participant Election and Account Designation Form

To:  The Plan Administrator of the Flagstone Reinsurance Holdings Limited Employee Restricted Share Unit Plan

From:  __________________________________________

*           *           *           *           *

Amount of Compensation Deferred

I hereby elect to have the following amounts of compensation for services performed for the Company for the 20___ year converted into RSUs.

________%  or $________

Distribution Date(s)

_________	Separation from service

_________	A date certain (please specify date: __________________)

Employer Account Designation (for Directors providing services on behalf of their Employer)

Pursuant to Section 6.01 of the Flagstone Reinsurance Holdings Limited Employee Restricted Share Unit Plan (the “Plan”), I hereby designate the following as my employer on whose behalf I provide services to the Board of Directors, and to whose account RSUs shall be credited:

Employer Account Name: __________________________________________

Signed:

______________________________
Director Participant

______________________________
Date

APPENDIX 4

 Special Provisions for citizens or residents of certain countries

United States Provisions

Coverage: These provisions apply to Participants to whom Section 409A of the United States Internal Revenue Code of 1986 (as amended from time to time)(“the Code”) applies.

Provisions:
1.   Each grant and credit of RSUs shall comply with the minimum requirements of Code Section 409A,

2.  Any action that may be taken (and, to the extent possible, any action actually taken) by the Company or the Participant shall not be taken (or shall be void and without effect), if such action violates the requirements of Section 409A.

3.  The definitions contained within this Plan and the respective Grant Certificate shall be interpreted and construed to comply with the minimum requirements of Section 409A.

Canada Provisions

Coverage: These provisions apply to Participants who are tax resident in Canada.

Provisions: Distributions to Participants to whom this section applies shall be made only upon the respective Participant’s separation from service or retirement from the Company or its Subsidiary, and shall me made within one year of such separation or retirement.

India Provisions

Coverage: These provisions apply to Participants who are employees of West End Capital Management BPO Services (India) Pvt. Ltd., or any other Subsidiary of the Company incorporated and existing under the laws of India (“Indian Subsidiary) (collectively, “Indian Participants”)

Provisions: the following provisions shall apply with respect to any RSUs granted prior to a public offering of the capital stock of the Company/Indian Subsidiary, and only to the extent required by applicable law:

1.
The aggregate number of RSUs which may be granted to Indian Participants under this Plan shall not exceed 300,000 or as decided by the Compensation Committee, and subject to the provisions of Section 3.01 hereof. RSU credits or grants subject to increase in accordance with the terms of the plan pursuant to the approval received from the Board of Directors/Shareholders of the Company

2.	The RSUs will be actually paid to the Indian Participants in accordance with the Section 3.02 and 3.03 of the Plan.

3.
The approval of the Board of the Company to the Plan was accorded on 16 June 2006. The assent of the Board of the Company, approving the adoption of the Plan including this Appendix, for the Indian Subsidiary was accorded on 16 June 2006.  The assent of the board of directors of the Indian Subsidiary approving the adoption of the Plan including this Appendix, for the Indian Subsidiary was accorded on [___].

4.
Participation in the Plan and the grant of Awards shall be awarded to such Indian Participant providing bona fide services to or for, one or more Indian Subsidiary as may be selected by the Board or such Compensation Committee as designated by the Board, in consultation with the board of directors of the Indian Subsidiary, from time to time.  The Board may also grant RSUs to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for an Indian Subsidiary, provided that such RSUs shall not become vested or exercisable prior to the date the individual first commences performance of such services.  Provided, however, that an Employee who is a Promoter or belongs to the Promoter Group or a director who either by himself or through his relative or through any body corporate, directly or indirectly holds more than 10% of the outstanding shall not be eligible to participate in the Plan

5.	For purposes of the above paragraph (4)

a.	“Promoter” means –
i.	the person or persons who are in over-all control of the Indian Subsidiary;
ii.	the person or persons who are instrumental in the formation of the Indian Subsidiary or programme pursuant to which shares of the Indian Subsidiary may be offered to the public;
iii.
the person or persons who are named in the offer document (inviting subscription from the public to the shares of the Indian Subsidiary) as promoter(s), in the event the Indian Subsidiary decided to offer shares to the public.

Provided that a director or officer of the Indian Subsidiary, if he is acting as such only in his professional capacity, will not be deemed to be a Promoter, and that where a Promoter of the Indian Subsidiary is a body corporate, the promoter of that body corporate shall also be deemed to be a Promoter of the Indian Subsidiary.

b.	“Promoter Group” means:
i.	an immediate relative of the Promoter (i.e. spouse of that person, or any parent, brother, sister or child of the person or of the spouse); and,
ii.
persons whose shareholding is aggregated for the purpose of disclosing in the offer document (inviting subscription from the public to the shares of the Indian Subsidiary) "shareholding of the promoter group"

c.	“Relative” means immediate relative namely spouse, parent, brother, sister or child of the person or the spouse.

6.	All defined terms that are not otherwise defined under this Appendix shall have the meaning attributed to them under the provisions of the Plan.

7.	Except to the extent as set forth in this Appendix and where not contrary to the meaning or intention herein, the provisions of the Plan shall apply to the Indian Participants granted the RSU.

UK Provisions

Distributions to Participants who are UK ~~[~~resident domiciled for tax purposes~~]~~ shall be made only in shares~~, notwithstanding the provisions Section 3.02, above~~.

APPENDIX 5

Sample RSU Grant Certificate

This CERTIFICATE, effective as of the ____________ day of ____________, 20___ (the "Award Date"), certifies that Flagstone Reinsurance Holdings Limited (the “Company”) has awarded to ________________________ (the “Participant”) Restricted Share Units (“RSUs”) in the amounts and on the terms set forth below, subject to and in accordance with the Flagstone Reinsurance Holdings Limited Restricted Share Unit Plan, dated [●] (“the RSU Plan”).

The Company awards to the Participant on the Award Date an amount of RSUs as follows:

RSU Holder	«Column1»

Restricted Share Units	«Column2»

RSU Series	[●]

Grant Date	[●]

Vesting Date
[Normal Vesting: Grants of these RSUs under the Plan will fully vest on the date that is two years after the Grant Date immediately above, except as may be modified by section by the terms of the RSU Plan, and in particular section [6.05].

    -or-

[The Participant is a Director and is fully and immediately vested in RSUs that are credited to his/her Account under the Plan.]

Upon occurrence of a Distribution Date, the shares of Company Common Stock or cash (as determined solely by the Compensation Committee of the Board of Directors of the Company) shall be payable to the Participant and shall be delivered to the Participant as soon as administratively feasible.

This RSU grant is subject to the terms and conditions described in the RSU Plan, as such plan may be properly amended from time to time.  The terms of the RSU Plan are incorporated herein, and capitalized words, if not defined herein, shall be given the same meaning as under the terms of the Plan, unless the context requires a different meaning.

This RSU grant is not transferable, and will lapse upon the occasion of an assignment, charge, disposal or other dealing with the rights conveyed by it in any other circumstances.

____________________________________
Signed
Mark Byrne, Chairman

Document  Revision History

Amendment	Date	Summary of Changes	Section	Approved by
Amendment 1	1/7/06	Amended and Restated	Various	Board of Directors
Amendment 2	11/9/06	Section 5 clarified	5.01	Board of Directors
Amendment 3	16/11/06	Amended & Restated	Various	Shareholders
Amendment 4	20/7/07	Amended & Restated	Various	Board of Directors
Amendment 5	15/5/08	Language added regarding notification procedure of beneficiary or Designee and ability for such Designations to retroactively effect prior RSU grants	9	Board of Directors

PROPOSAL 6 – AMENDED AND RESTATED ISLAND HERITAGE LONG-TERM INCENTIVE PLAN

Island Heritage Holdings, Ltd. (“IHH”), a subsidiary of the Company, previously adopted an Amended and Restated Island Heritage Long-Term Incentive Plan (the “IHH Plan”).  The purpose of the IHH Plan is to advance the interests of IHH and its stockholders by providing long-term incentives to certain key executives of IHH and of its subsidiaries. The Compensation Committee of IHH shall determine who the participants of the IHH Plan are, having consideration to the terms of the IHH Plan itself.  The approval of the shareholders of Flagstone Reinsurance Holdings Limited is necessary.

PLAN BENEFITS Amended and Restated Island Heritage Long-Term Incentive Plan

Name and Position(1)	Dollar Value ($)	Number of Units

Mark Byrne, Executive Chairman	—	—
David Brown, Chief Executive Officer	—	—
Patrick Boisvert, Chief Financial Officer	—	—
David Flitman, Chief Actuary	—	—
Gary Prestia, Chief Underwriting Officer – Flagstone Réassurance Suisse SA – Bermuda Branch	—	—
James O’Shaughnessy – Chief Financial Officer (ex)	—	—
Executive Group	—	—
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	—	—

(1)	The named executive officers, executive officers, non-executive directors and non-executive officer employees of the Company do not participate in the IHH Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDED AND RESTATED ISLAND HERITAGE LONG-TERM INCENTIVE PLAN.

AMENDED AND RESTATED

ISLAND HERITAGE

LONG-TERM

INCENTIVE PLAN

May 21, 2008

Island Heritage
Long-Term
Incentive Plan

PURPOSE

The purpose of the Island Heritage Long-Term Incentive Plan (the “Plan”) is to advance the interests of Island Heritage Company Ltd. (the “Company”) and its stockholders by providing long-term incentives to certain key executives of the Company and of its subsidiaries.

1.	ADMINISTRATION

The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company.  No member of the Committee shall be an employee of the Company or a subsidiary of the Company or shall have been eligible within one year prior to his appointment to receive awards under the Plan (“Awards”) or to receive awards under any other plan of the Company or its subsidiaries under which participants are entitled to acquire stock, stock options or stock appreciation rights of the Company or any of its subsidiaries.

The Committee shall have exclusive authority to select the employees to be granted Awards, to determine the size and terms of the Awards and to prescribe the form of the instruments embodying Awards.  The Committee shall be authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan and to make any other determinations which it believes necessary or advisable for the administration of the Plan.  The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems desirable to carry it into effect.  Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive.  The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.  No member of the Company shall be liable for anything done or omitted to be done by him or by any other member of the Committee in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

2.	AWARDS

(a)
Type of Awards.  Awards shall be limited to “Performance Shares”. Maximum Number of Shares That May Be Issued.  A maximum of 25,000 Shares, subject to adjustment as provided in paragraph 11, may be issued under the Plan.

3.	RIGHTS WITH RESPECT TO SHARES

(i)
An employee to whom Performance Shares are granted (and any person succeeding to such employee’s rights pursuant to the Plan) shall have no rights as a shareholder with respect to any Shares issuable pursuant thereto until the date of the issuance of a stock certificate (whether or not delivered) therefor.  Except as provided in paragraph 12, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) the record date for which is prior to the date such stock certificate is issued.

4.	PERFORMANCE SHARES

The Award of Performance Shares to a participant will entitle him to receive, without payment to the Company, all or part of a specified amount (the “Actual Value”) determined by the Committee, if the terms and conditions specified herein and in the Award are satisfied.  Payment in respect of an Award shall be made as provided in subparagraph 5(e).  Each Award of Performance Shares shall be subject to the following terms and conditions:

(a)
The Committee shall determine the number of Performance Shares to be granted to each participant.  The “Maximum Value” of each Performance Share shall be the Value per Share on the date the award is paid or becomes payable to participants.  Performance Shares may be issued in different classes or series having different terms and conditions.

(b)
The award period (the “Award Period”) in respect of any Award of Performance Shares shall be such period as the Committee shall determine commencing as of the beginning of the fiscal year of the Company in which such Award is made.  An Award Period may contain a number of performance periods; each performance period shall commence on or after the first day of the Award Period and shall end no later than the last day of the Award Period; provided, however, that any such performance period must end on December 31 of the relevant fiscal year (“Performance Period”).  At the time each Award is made, the Committee shall establish performance objectives to be attained within the Performance Periods as the means of determining Actual Value.  The performance objectives shall be approved by the Committee (i) while the outcome for that Performance Period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance objective relates or, if less than 90 days, the number of days which is equal to 25 percent of the relevant Performance Period.  The performance objectives shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on stockholders’ equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) stock price; (xi) combined ratio; (xii) operating ratio; (xiii)profitability of an identifiable business unit or product; (xiv) maintenance or improvement of profit margins; (xv) market share; (xvi) revenues or sales; (xvii) costs; (xviii) cash flow; (xix) working capital; (xx) return on assets; (xxi) customer satisfaction; (xxii) employee satisfaction; and (xxiii) economic value per Share (computed based on book value per Share determined in accordance with generally accepted accounting principles ("GAAP") adjusted for changes in the intrinsic value of assets and liabilities whose value differs from their GAAP carrying value).  The foregoing criteria may relate to the Company, one or more of its subsidiaries or one or more of its divisions, units, partnerships, joint venturers or minority investments, product lines or products or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine.

(c)
The Actual Value of a Performance Share shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Actual Value of a Performance Share shall be a portion of such Maximum Value if the performance objectives are met in part.  In determining Actual Value, the Committee may either (i) multiply the total number of Shares available for payout at that time with respect to the participant by the Actual Value of each individual Share or (ii) multiply the Maximum Value of each individual Share by a number of Shares equal to or less than the total number of Shares available for payout, provided that the products obtained in (i) or (ii) are the same.

(d)
Performance Shares shall be cancelled if the participant’s continuous employment with the Company or any of its subsidiaries shall terminate for any reason prior to the end of the Award Period except solely by reason of a period of Related Employment as defined in paragraph 7, and except as otherwise specified in this subparagraph 5(d) or in subparagraph 5(e).  Notwithstanding the foregoing and without regard to subparagraph 5(b), if a participant shall,

(i)
while in such employment, die or become disabled as described in paragraph 6 prior to the end of the Award Period, the Performance Shares shall be cancelled at the end of the next ending Performance Period and he, or his legal representative, as the case may be, shall receive payment in respect of such Shares which he would have received had he been in continuous employment with the Company through the end of that period and had the individual performance objectives, if any, that were imposed been achieved; provided, however, that no such continuation shall be deemed to have occurred for purposes of applying subparagraph 5(d) in the event of an Adverse Change in the Plan in respect of the participant following a Change in Control; or

(ii)
retire under an approved retirement program of the Company or a subsidiary (or such other plan as may be approved by the Committee, in its sole discretion, for this purpose) prior to the end of the Award Period, then:

(A)
if at the time of his retirement, the participant is 65 years old or older, the Performance Shares shall be cancelled at the end of the next ending Performance Period, and he shall become entitled to receive a cash payment equal to the Maximum Value in respect to such Performance Shares he would have received had he been in continuous employment with the Company through the end of the Performance Period and had the performance objectives, if any, that were imposed having been met, or

(B)
if at the time of retirement the Employee is less than 65 years old and his retirement occurs before 24 months have elapsed since the grant of the Performance Shares, the Performance Shares shall be cancelled and the Employee shall become entitled to receive a cash payment in respect of one-ninth of the Performance Shares he would have received had he been in continuous employment with the Company through the end of the next ending Performance Period and based on the performance objectives, if any, that were imposed having been met, or

(C)
if at the time of retirement the Employee is less than 65 years old and his retirement occurs after 24 months have elapsed since the grant of the Performance Shares, the Performance Shares shall be cancelled and the Employee shall become entitled to receive a cash payment in respect of two-ninths of the Performance Shares he would have received had he been in continuous employment with the Company through the end of the next ending Performance Period  and based on the performance objectives, if any, that were imposed having been met.

(e)	If within 24 months after a Change in Control of the Company as defined in subparagraph 8(a) and prior to the end of an Award Period:

(i)	there is a Termination Without Cause, as defined in paragraph 9, of the employment of a participant;

(ii)	there is a Constructive Termination, as defined in paragraph 10, of the employment of a participant; or

(iii)	there occurs an Adverse Change in the Plan, as defined in paragraph 11, in respect of a participant, then:

(A)	the participant shall receive the Maximum Value of:

(1)	that number of Performance Shares which is in the same proportion to the total number of Performance Shares awarded to the participant under such Award as

●
the number of full months which have elapsed since the first day of the Award  Period to the end of the first month in which occurs one of the events described in clauses (i), (ii) or (iii) of subparagraph 7(d) is to

●	the total number of months in the Award Period, less

(2)	the number of Performance Shares awarded to the participant under the Award in respect of which payment has already been made to the participant, and

(B)
if the number of Performance Shares determined pursuant to subclause (1) of clause (A) is less than the number of Performance Shares subject to the particular Award, the participant shall receive the Actual Value of the remaining Performance Shares.  The Actual Value of the remaining Performance Shares shall be determined as follows:

(1)
if the Board shall have determined, prior to the Change in Control and based on the most recent performance status reports, that the performance objectives for the particular Award were being met at the date of the determination, the Actual Value of the remaining Performance Shares subject to the particular Award shall be equal to their Maximum Value, and

(2)
if the determination of the Board was that the performance objectives for the particular Award were not being met at the date of the determination, the Actual Value of the remaining Performance Shares subject to the particular Award shall be such amount as shall have been determined by the Board as provided above in this subparagraph 5(e), but in no event shall Actual Value be less than fifty percent (50%) of Maximum Value.  Payment of any amount in respect of Performance Shares as described above in this subparagraph 5(e) shall be made as promptly as possible after the occurrence of one of the events described in clauses 7(e)(i) through 5(e)(iii).  Notwithstanding anything herein to the contrary, if, following a Change in Control of the Company as defined in subparagraph 8(a), a participant’s employment remains continuous through the end of a performance period, then the participant shall be paid with respect to those Performance Shares for which he would have been paid had there not been a Change in Control and the Actual Value of those Shares shall be determined in accordance with subparagraph 5(f).

(f)
Except as otherwise provided in subparagraph 5(e), as soon as practicable after the end of the performance period or such earlier date as the Committee in its sole discretion may designate, the Committee shall determine whether the conditions of subparagraphs 5(b) and/or 5(d) hereof have been met and, if so, shall certify such fact to the Board of Directors and shall ascertain the Actual Value of the Performance Shares.  If the Performance Shares:

(i)	the Committee shall cause an amount equal to the Actual Value of the Performance Shares earned by the participant to be paid to him or his beneficiary; or

(g)
Payment of any amount in respect of the Performance Shares shall be made by the Company as promptly as practicable or shall be deferred to such other time or times as the Committee shall determine, and may be made in cash, in Shares, or partly in cash and partly in Shares as determined by the Committee.  Such deferred payments may be made by undertaking to pay cash in the future, together with such additional amounts as may accrue thereon until the date or dates of payment, as determined by the Committee in its discretion.

5.	DISABILITY

For the purposes of this Plan, a participant shall be deemed to be disabled if the Committee shall determine that the physical or mental condition of the participant is such as would entitle him to payment of monthly disability benefits under any disability plan of the Company or a subsidiary in which he is a participant.

6.	RELATED EMPLOYMENT

For the purposes of this Plan, Related Employment shall mean the employment of an individual by an employer which is neither the Company nor a subsidiary provided: (i) such employment is undertaken by the individual and continued at the request of the Company or a subsidiary; (ii) immediately prior to undertaking such employment, the individual was an officer or employee of the Company or a subsidiary, or was engaged in Related Employment as herein defined; and (iii) such employment is recognized by the Committee, in its sole discretion, as Related Employment for the purposes of this paragraph 7.  The death or disability of an individual during a period of Related Employment as herein defined shall be treated, for purposes of this Plan, as if the death or onset of disability had occurred while the individual was an officer or employee of the Company.

7.	CHANGE IN CONTROL

(a)	For purposes of this Plan, a “Change in Control of the Company” within the meaning of this subparagraph 8(a) shall occur if:

(i)
Any person or group (within the meaning of Section 13(d) and 14(d)(2) of the Exchange Act), other than Haverford (Bermuda) Limited, the Bank of Butterfield or one of its wholly owned subsidiaries or the Company, becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of fifty percent (50%) or more of the Company’s then outstanding Shares;

(ii)
the business of the Company for which the participant’s services are principally performed is disposed of by the Company pursuant to a sale or other disposition of all or substantially all of the business or business related assets of the Company (including stock of a subsidiary of the Company).  A Change in Control of the Company within the meaning of this subparagraph 8(a) also may constitute an Unfriendly Change in Control of the Company within the meaning of this subparagraph 8(b).

(b)	A Change in Control of the Company shall be deemed an “Unfriendly Change in Control of the Company” if:

(i)
any person or group (within the meaning of Section 13(d) and 14(d)(2) of the Exchange Act), other the Company, becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of fifty percent (50%) or more of the Company’s then outstanding Shares through a transaction that is opposed by the Company’s Chairman and the Company’s Chief Executive Officer, and

(ii)
a majority of the Company’s Continuing Directors, as defined in subparagraph 8(c), by resolution adopted within 30 days following the date the Company becomes aware that subparagraph 8(b)(i) has been satisfied, determines that a Change in Control has occurred.

(c)
For the purposes of this Plan, “Continuing Director” shall mean a member of the Board (A) who is not an employee of the Company or its subsidiaries or of a holder of, or an employee or an affiliate of an entity or group that holds, thirty-five percent (35%) or more of the Company’s Shares and (B) who either was a member of the Board on January 1, 2004, or who subsequently became a director of the Company and whose election, or nomination for election, by the Company’s shareholders was approved by a vote of a majority of the Continuing Directors then on the Board (which term, for purposes of this definition, shall mean the whole Board and not any committee thereof).  Any action, approval of which shall require the approval of a majority of the Continuing Directors, may be authorized by one Continuing Director, if he is the only Continuing Director on the Board, but no such action may be taken if there are not Continuing Directors on the Board.

8.	TERMINATION WITHOUT CAUSE

For purposes of this Plan, “Termination Without Cause” shall mean a termination of the participant’s employment with the Company or a subsidiary by the Company or the subsidiary other than (i) for disability as described in paragraph 6 or (ii) for Cause.”  “Cause” shall mean (a) an act or omission by the participant that constitutes a felony or any crime involving moral turpitude; or (b) willful gross negligence or willful gross misconduct by the participant in connection with his employment by the Company or by a subsidiary which causes, or is likely to cause, material loss or damage to the Company. Notwithstanding anything herein to the contrary, if the participant’s employment with the Company or one of its subsidiaries shall terminate due to a Change in Control of the Company as described in sub paragraph 8(a)(iii), where the purchaser, as described in such subsection, formally assumes the Company’s obligations under this Plan or places the participant in a similar or like plan with no diminution of the value of the awards, such termination shall not be deemed to be a “Termination Without Cause.”

9.	CONSTRUCTIVE TERMINATION

“Constructive Termination” shall mean a termination of employment with the Company or a subsidiary at the initiative of the participant that the participant declares by prior written notice delivered to the Secretary of the Company to be a Constructive Termination by the Company or a subsidiary and which follows (a) a material decrease in his salary or (b) a material diminution in the authority, duties or responsibilities of his position with the result that the participant makes a determination in good faith that he cannot continue to carry out his job in substantially the same manner as it was intended to be carried out immediately before such diminution.  Notwithstanding anything herein to the contrary, Constructive Termination shall not occur within the meaning of this paragraph 10 until and unless 30 days have elapsed from the date the Company receives such written notice without the Company curing or causing to be cured the circumstance or circumstances described in this paragraph 10 on the basis of which the declaration of Constructive Termination is given.

10.	ADVERSE CHANGE IN THE PLAN

An “Adverse Change in the Plan” shall mean

(a)	termination of the Plan pursuant to subparagraph 19(a);

(b)
amendment of the Plan pursuant to paragraph 18 that materially diminishes the value of Awards that may be granted under the Plan, either to individual participants or in the aggregate, unless there is substituted concurrently authority to grant long-term incentive awards of comparable value to individual participants in the Plan or in the aggregate, as the case may be; or,

(c)
in respect of any holder of an Award a material diminution in his rights held under such Award (except as may occur under the terms of the Award as originally granted) unless there is substituted concurrently a long-term incentive award with a value at least comparable to the loss in value attributable to such diminution in rights.

11.	DILUTION AND OTHER ADJUSTMENTS

In the event of any change in the Outstanding Shares of the Company by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of Shares or other similar event, and if the Committee shall determine, in its sole discretion, that such change equitably requires an adjustment in the number or kind of Shares that may be issued under the Plan pursuant to subparagraph 4(b), in the number or kind of Shares awarded subject to the number of Maximum Value or Actual Value of Performance Shares which have been awarded to any participant, or in any measure of performance, then such adjustment shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan.

12.	DESIGNATION OF BENEFICIARY BY PARTICIPANT

A participant may name a beneficiary to receive any payment to which he may be entitled in respect of Performance Shares under the Plan in the event of his death, in writing to the Committee.  A participant may change his beneficiary from time to time in the same manner.  If no designated beneficiary is living on the date on which any amount becomes payable to a participant’s executors or administrators, the term “beneficiary” as used in the Plan shall include such person or persons.

13.	MISCELLANEOUS PROVISIONS

(a)
No employee or other person shall have any claim or right to be granted an Award under the Plan.  Neither the Plan nor any action taken hereunder shall be construed as giving an employee any right to be retained in the employ of the Company or any subsidiary.

(b)
A participant’s rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of a participant’s death), including but not limited to, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner and no such right or interest of any participant in the Plan shall be subject to any obligation or liability or such participant.

(c)	No Shares shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable law.

(d)
The Company and its subsidiaries shall have the right to deduct from any payment made under the Plan any taxes required by law to be withheld with respect to such payment.  It shall be a condition to the obligation of the Company to issue Shares upon payment of a Performance Share that the participant pay to the Company, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold taxes.  If the amount requested is not paid, the Company may refuse to issue Shares.

(e)	The expenses of the Plan shall be borne by the Company. However, if an Award is made to an employee of a subsidiary:

(i)	if such Award results in payment of cash to the participant, such subsidiary shall pay to the Company an amount equal to such cash payment; and

(ii)
if the Award results in the issuance to the participant of Shares, such subsidiary shall pay to the Company an amount equal to fair market value thereof, as determined by the Committee, on the date such Shares are issued (or, in the case of issuance of Restricted Stock or of Shares subject to transfer and forfeiture conditions, equal to the fair market value thereof on the date on which such Shares are no longer subject to applicable restriction), minus the amount, if any received by the Company in exchange for such Shares.

(f)	The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan.

(g)
By accepting any Award or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

14.	AMENDMENT

The Plan may be amended at any time and from time to time by the Board, but no amendment which increases the aggregate number of Shares which may be issued pursuant to the Plan or the class of employees eligible to participate shall be effective unless and until the same is approved by the shareholders of the Company.  No amendment of the Plan shall adversely affect any right of any participant with respect to any Award previously granted without such participant’s written consent.

15.	TERMINATION

This Plan shall terminate upon the earlier of the following dates or events to occur:

(a)	the adoption of a resolution of the Board terminating the Plan; or

(b)	ten years from the date the Plan is initially or subsequently approved and adopted by the shareholders of the Company in accordance with paragraph 19 hereof.

No termination of the Plan shall alter or impair any of the rights or obligations of any person, without his consent, under any Award previously granted under the Plan.

16.	SHAREHOLDER ADOPTION

The Plan shall be submitted to the shareholders of the Company for their approval or adoption.  The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been so approved and adopted by the shareholders in the manner required by the laws of the Cayman Islands.

17.	AMENDMENT

The Plan may be amended at any time and from time to time by the Board, but no amendment which increases the aggregate number of Shares which may be issued pursuant to the Plan or the class of employees eligible to participate shall be effective unless and until the same is approved by the shareholders of the Company.  No amendment of the Plan shall adversely affect any right of any participant with respect to any Award previously granted without such participant’s written consent.

18.	TERMINATION

This Plan shall terminate upon the earlier of the following dates or events to occur:

(a)	the adoption of a resolution of the Board terminating the Plan; or

(b)	ten years from the date the Plan is initially or subsequently approved and adopted by the shareholders of the Company in accordance with paragraph 19 hereof.

No termination of the Plan shall alter or impair any of the rights or obligations of any person, without his consent, under any Award previously granted under the Plan.

PROPOSAL 7 – ISLAND HERITAGE STOCK APPRECIATION RIGHTS PLAN

Island Heritage Holdings, Ltd. (“IHH”), a subsidiary of the Company, proposes to adopt a Stock Appreciation Rights Plan (the “IHH SAR Plan”).  The purpose of the IHH SAR Plan is to advance the interests of the Island Heritage and its shareholders by providing stock appreciation rights as incentive compensation, based on the appreciation in value of the fully diluted book value per share of the IHH, to certain key Employees of the IHH and its subsidiaries, as well as, at the discretion of the Compensation Committee of IHH, employees of companies that provide operational support or other services to IHH. The maximum number of common shares of the Company under the IHH SAR Plan is 150,000.  The approval of the shareholders of Flagstone Reinsurance Holdings Limited is necessary.

NEW PLAN BENEFITS Island Heritage Stock Appreciation Rights Plan
Name and Position(1)	Dollar Value ($)	Number of Units
Mark Byrne, Executive Chairman	—	—
David Brown, Chief Executive Officer	—	—
Patrick Boisvert, Chief Financial Officer	—	—
David Flitman, Chief Actuary	—	—
Gary Prestia, Chief Underwriting Officer – Flagstone Réassurance Suisse SA – Bermuda Branch	—	—
James O’Shaughnessy – Chief Financial Officer (ex)	—	—
Executive Group	—	—
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	—	—

(1)	The named executive officers, executive officers, non-executive directors and non-executive officer employees of the Company do not participate in the IHH SAR Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE ISLAND HERITAGE HOLDINGS, LTD. STOCK APPRECIATION RIGHTS PLAN.

ISLAND HERITAGE HOLDINGS, LTD.

STOCK APPRECIATION RIGHTS PLAN

May 14, 2009

Island Heritage Holdings, Ltd.
Stock Appreciation Rights Plan

PURPOSE

The purpose of this Plan is to advance the interests of the Company and its shareholders by providing stock appreciation rights as incentive compensation, based on the appreciation in value of the fully diluted book value per share of the Company, to certain key Employees of the Company and its subsidiaries, as well as, at the discretion of the Compensation Committee, employees of companies that provide operational support or other services to the Company.

DEFINITIONS

2.1	“Adverse Change in the Plan” is defined in section 12.

2.2	“Award” means a Stock Appreciation Right, which may be granted under the Plan.

2.3	“Award Certificate” means the certificate evidencing the Award and which shall provide the terms and conditions in respect of such Award.
2.2	“Board” means the Board of Directors of the Company.
2.3	“Change in Control” is defined in section 9.
2.4	“Common Shares” shall mean common shares of Flagstone.
2.5	“Company” means Island Heritage Holdings, Ltd.
2.6	“Compensation Committee” means the Compensation Committee of the Board.
2.7	“Constructive Termination” is defined in section 11.
2.8
“Employee” means any person, including officers, employed by the Company or any Subsidiary of the Company. Such term shall also include directors of the Company or any Subsidiary of the Company.  Such term shall also include, at the discretion of the Compensation Committee, employees of companies that provide operational support or other services to the Company.  A person shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Subsidiary or any successor.  Notwithstanding anything else contained herein, Mark Byrne shall not be considered an Employee for purposes of the Plan.

2.9	“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
2.10	“Flagstone” means Flagstone Reinsurance Holdings Limited, a Bermuda exempted company listed on the New York Stock Exchange under trading symbol [FSR].
2.11	“Hostile Takeover Termination” is defined in section 13.
2.12
“Inter Vivos Designee” means any person or body of persons corporate or unincorporate, association, trust, partnership or similar entity or arrangement designated by an Employee to hold such Awards granted to the Employee under the Plan and receive payments under the Plan during the life of the Employee.

2.13
“Maximum Award” shall mean the maximum number Payment that an Employee would be entitled to receive if all of the performance goals set forth in a particular Award Certificate were satisfied over the Performance Period(s) set forth in such Award Certificate.

	2.14	“Payment” means the consideration received with respect to a vested Award (or portion thereof) in accordance with section 6.6 herein.
2.15
“Performance Period(s)” means the period(s) during which an employee must perform pursuant to the grant of an Award; provided, however, that any such period must end on December 31 of the relevant fiscal year.

	2.16	“Plan” means this Island Heritage Holdings, Ltd. Stock Appreciation Rights Plan.
	2.17	“SEC” means the US Securities and Exchange Commission.
	2.18	“Subsidiary”, as used herein, has the meaning assigned to the term “subsidiary company” in the Companies Act, 1981 of Bermuda.
	2.19	“Termination Without Cause” is defined in section 10.
3	ADMINISTRATION OF THE PLAN
3.1
Administration. The Plan shall be administered by the Compensation Committee.   No member of the Compensation Committee shall be an Employee of the Company eligible to receive Awards under the Plan or shall have been eligible within one year prior to his appointment to receive Awards under the Plan or to receive awards under any other plan of the Company or any of its subsidiaries under which participants are entitled to acquire shares, share options or stock appreciation rights of the Company or any of its subsidiaries.

3.2
Powers of the Administrator.  The Compensation Committee shall have exclusive authority to select the Employees to be granted Awards, to determine the number of Awards to be granted and the terms (including the performance goals and Performance Period(s)) of such Awards and to prescribe the form of the Award Certificates or other instruments embodying such Awards.  The Compensation Committee shall be authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan and to make any other determinations which it believes necessary or advisable for the administration of the Plan.  The Compensation Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Certificate in the manner and to the extent the Compensation Committee deems desirable to carry it into effect.  Any decision of the Compensation Committee in the administration of the Plan, as described herein, shall be final and conclusive.  The Compensation Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Compensation Committee.  No member of the Company shall be liable for anything done, or for any failure to act, by him or by any other member of the Compensation Committee in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

	3.3	Eligibility. Awards may be granted only to Employees, excluding Employees whose employment contracts specify that they are not entitled to receive Awards.
4	AWARDS
	4.1	Type of Grants Under the Plan. Grants under the Plan shall be limited to Awards.
	4.2	Maximum Number Awards and Maximum Amount of Cash or Common Shares that may be Issued Pursuant to Awards Under the Plan.

The maximum aggregate number of Awards that may be granted under the Plan shall not exceed 100,000Awards.  The maximum number of Awards that may be granted under the Plan to any one Employee shall be half the maximum number of Awards that may be granted under the Plan to all Employees.  The aggregate Maximum Awards that shall be issuable under the Plan shall not exceed the cash equivalent of 150,000 Common Shares unless and until the shareholders of Flagstone approve the Plan (pursuant to section 6.7) and the Plan is filed with the SEC, in which case, and in addition to the foregoing, upon such approval and filing, the Maximum Awards shall not exceed 150,000 Common Shares.  If an Award is forfeited or otherwise cancelled, or if an Employee does not achieve the Maximum Award pursuant to an Award, the Awards shall become available for future grant under the Plan (unless the Plan has terminated).

5	RIGHTS WITH RESPECT TO AWARDS

An Employee to whom Awards are granted (and any person succeeding to such employee’s rights pursuant to the Plan) shall have no rights as a shareholder by virtue of having been granted an Award or redeeming such Award.  Except as provided in section 14, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) the record date for which is prior to the date such share certificate is issued.

6	Awards

The grant of Awards to an Employee will entitle him to receive, without payment to the Company, all or a portion of the Maximum Award, as determined by the Compensation Committee, if the terms and conditions specified herein and in the Award Certificate are satisfied.  Payment in respect of an Award shall be made as provided in section 6.6.  Each grant of Awards shall be subject to the following terms and conditions:

	6.1	The Compensation Committee shall determine the number of Awards to be granted to each Employee. Awards may be issued in different classes or series having different terms and conditions.
6.2
Subject to section 6.6, at the end of the Performance Period(s) specified in the Award Certificate, an Employee shall be entitled to receive the Maximum Award if the performance objectives set forth in the grant of such Award Certificate are attained in full.  If the performance objectives specified in the Award Certificate are attained in part but not in full, the Compensation Committee, in its sole discretion, shall determine the percentage of the Maximum Award, if any, to which the Employee is entitled under Award Certificate.

6.3
Awards shall be cancelled if the Employee’s continuous employment with the Company or any of its subsidiaries or with any company that provides operational support or other services to the Company shall terminate for any reason prior to the end of the Performance Period(s), unless such termination results in Related Employment (as defined in section 8), and except as otherwise specified in this section 6.3 or in sections 6.4 or 6.5.  Notwithstanding the foregoing and without regard to section 6.2:

6.3.1
if an Employee shall, while employed by the Company or any of its subsidiaries or by any company that provides operational support or other services to the Company or while engaged in Related Employment, die or become disabled (within the meaning of section 7) prior to the end of the Performance Period(s), the Awards granted to such Employee shall be cancelled at the end of the next ending Performance Period and he, or his legal representative, as the case may be, shall, subject to section 6.7, become entitled to receive a cash payment (determined in accordance with subsection 6.6) in respect of the Common Shares he would have been entitled to receive had he been in continuous employment with the Company through the end of such Performance Period, had the performance objectives, if any, that were imposed been achieved and the conditions of section 6.7 had been satisfied; or

6.3.2
if an Employee shall retire under an approved retirement program of the Company or a Subsidiary (or such other plan as may be approved by the Compensation Committee, in its sole discretion, for this purpose) prior to the end of the Performance Period(s), then:

6.3.2.1
if at the time of his retirement the Employee is 65 years old or older, the Awards shall be cancelled at the end of the next ending Performance Period, and, subject to section 6.7, he shall become entitled to receive a cash payment (determined in accordance with section 6.6) in respect of the Common Shares he would have been entitled to receive had he been in continuous employment with the Company through the end of the Performance Period, had the performance objectives, if any, that were imposed been achieved and the conditions of section 6.7 had been satisfied,

6.3.2.2
if at the time of his retirement the Employee is less than 65 years old and his retirement occurs before 24 months have elapsed since the grant of the Awards, the Awards shall be cancelled and the Employee shall, subject to section 6.7, become entitled to receive a cash payment (determined in accordance with section 6.6) in respect one-ninth of the Common Shares he would have been entitled to receive had he been in continuous employment with the Company through the end of the next ending Performance Period, had the performance objectives, if any, that were imposed been achieved and the conditions of section 6.7 had been satisfied, or

6.3.2.3
if at the time of his retirement the Employee is less than 65 years old and his retirement occurs after 24 months or more have elapsed since the grant of the Awards, the Awards shall be cancelled and the Employee shall, subject to section 6.7, become entitled to receive a cash payment (determined in accordance with section 6.6) in respect two-ninths of the Common Shares he would have been entitled to receive had he been in continuous employment with the Company through the end of the next ending Performance Period, had the performance objectives, if any, that were imposed been achieved and the conditions of section 6.7 had been satisfied.

6.4	If within 24 months after a Change in Control of the Company as defined in section 9 and prior to the end of a Performance Period:
	6.4.1	there is a Termination Without Cause, as defined in section 10, of the employment of an Employee;
	6.4.2	there is a Constructive Termination, as defined in section 11, of the employment of an Employee; or
	6.4.3	there occurs an Adverse Change in the Plan, as defined in section 12, in respect of an Employee, then:
		6.4.3.1	the Employee shall become entitled to receive:
6.4.3.1.1
The Maximum Award multiplied by a fraction the numerator of which is the number of full months which have elapsed since the date of the Award Certificate to the end of the first month in which occurs one of the events described in sections 6.4.1, 6.4.2 or 6.4.3 and the denominator of which is the total number of months in the Performance Period(s), plus

6.4.3.1.2
If the number of Common Shares or, subject to section 6.7, the cash equivalent thereof, determined pursuant to 6.4.3.1.1 above is less than the Maximum Award (such difference being referred to herein as the “Deficiency”), the Employee shall receive Common Shares or, subject to section 6.7, the cash equivalent thereof, equal to all or a portion of such Deficiency as follows:

6.4.3.1.2.1
if the Compensation Committee shall have determined, prior to the Change in Control and based on the most recent performance status reports, that the performance objectives for the particular grant were being met at the date of the determination, the Employee shall receive Common Shares or, subject to section 6.7, the cash equivalent thereof, equal to the full Deficiency, and

6.4.3.1.2.2
if the determination of the Compensation Committee was that the performance objectives for the particular grant were not being met at the date of such determination, the Compensation Committee shall at the time of such determination have also made a determination as to the percentage of the Deficiency as to which the Employee is entitled to receive Common Shares or, subject to section 6.7, the cash equivalent thereof, but in no event shall such percentage be less than fifty percent (50%).

6.4.3.2
Payment of any amount in respect of Awards as described above in this section 6.4 shall be made as promptly as possible after the occurrence of one of the events described in sections 6.4.1 through 6.4.3.

6.5
Notwithstanding any other provision in the Plan, in the event of a Hostile Takeover Termination, the Employee shall immediately become entitled to the Maximum Award with respect to all Awards granted to such Employee.  Such Maximum Award shall be payable, in the sole discretion of the Compensation Committee, either in cash based on the market price per Common Share as of the close of trading on the date of a Hostile Takeover Termination or, subject to section 6.7, by issuance of Common Shares.

6.6
Payment of any amount due to an Employee in respect of the Awards shall be made by the Company as promptly as practicable or shall be deferred to such other time or times as the Compensation Committee shall determine, and, subject to section 6.7, may be made in cash, by issuance of Common Shares, or partly in cash and partly by issuance of Common Shares as determined by the Compensation Committee.  The Awards will normally be settled by delivery of Common Shares, however, until such time as the Plan is approved by the shareholders of Flagstone and subsequently filed with the United States Securities and Exchange Commission and New York Stock Exchange, the Awards will only be settled by delivery of cash.  The amount of cash, if any, to be paid in lieu of issuance of Common Shares shall be determined based on the market price per Common Share (or net book value, if no Common Shares are not freely tradable on an exchange) as of the close of trading on the date on which an Employee becomes entitled to payment, whether or not such payment is deferred.  The spot exchange rate will be used on the day, and the payment will be made US dollars (USD). Such deferred payments may be made by undertaking to pay cash in the future, together with such additional amounts as may accrue thereon until the date or dates of payment, as determined by the Compensation Committee in its sole discretion. In the case of issuance of Common Shares to an Employee, such Employee’s services rendered to the Company shall be deemed to constitute full payment to the Company of the par value of such Common Shares.

7	DISABILITY

For the purposes of this Plan, an Employee shall be deemed to be disabled if the Compensation Committee shall determine that the physical or mental condition of the Employee is such as would entitle him to payment of monthly disability benefits under any disability plan of the Company or a Subsidiary in which he is a participant.

8	RELATED EMPLOYMENT

For the purposes of this Plan, Related Employment shall mean the employment of an Employee by an employer which is neither the Company nor a Subsidiary provided: (i) such employment is undertaken by the individual and continued at the request of the Company or a Subsidiary; (ii) immediately prior to undertaking such employment, the individual was an officer or employee of the Company or a Subsidiary, or was engaged in Related Employment as herein defined; and (iii) such employment is recognized by the Compensation Committee, in its sole discretion, as Related Employment for the purposes of this section 8.  The death or disability of an individual during a period of Related Employment as herein defined shall be treated, for purposes of this Plan, as if the death or onset of disability had occurred while the individual was an officer or employee of the Company.

9	CHANGE IN CONTROL
For purposes of this Plan, a “Change in Control of the Company” shall occur if:
9.1
Any person or group (within the meaning of Section 13(d) and 14(d)(2) of the Exchange Act), excluding Flagstone, becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of fifty percent (50%) or more of the Company’s then outstanding shares; or

9.2
the business of the Company for which the participant’s services are principally performed is disposed of by the Company pursuant to a sale or other disposition of all or substantially all of the business or business related assets of the Company (including shares of a Subsidiary of the Company).

10	TERMINATION WITHOUT CAUSE

For purposes of this Plan, “Termination Without Cause” shall mean a termination of the Employee’s employment with the Company or a Subsidiary by the Company or the Subsidiary other than for (i) disability as described in section 7 or (ii) Cause.  “Cause” shall mean (a) a material breach by the Employee of any contract between the Employee and the Company or a Subsidiary; (b) the willful and continued failure or refusal by the Employee to perform any duties reasonably required by the Company or a Subsidiary, after notification by the Company or the Subsidiary of such failure or refusal, and failing to correct such behaviour within 20 days of such notification; (c) commission by the Employee of a criminal offence or other offence of moral turpitude; (d) perpetration by the Employee of a dishonest act or common law fraud against the Company or a Subsidiary or a client of either; or (e) the Employee willfully engaging in misconduct which is materially injurious to the Company or a Subsidiary, including without limitation, the disclosure of any trade secrets, financial models, or computer software to persons outside the Company or a Subsidiary without the consent of the Company or a Subsidiary.  Notwithstanding anything herein to the contrary, if the Employee’s employment with the Company or a Subsidiary shall terminate due to a Change in Control of the Company as described in section 9, where the purchaser, as described in such section, formally assumes the Company’s obligations under this Plan or places the Employee in a similar or like plan with no diminution of the value of the grants, such termination shall not be deemed to be a “Termination Without Cause.”

11	CONSTRUCTIVE TERMINATION

For purposes of this plan, a “Constructive Termination” shall mean a termination of employment with the Company or a Subsidiary at the initiative of the Employee that the Employee declares by prior written notice delivered to the Secretary of the Company to be a Constructive Termination by the Company or a Subsidiary and which follows (a) a material decrease in his salary or (b) a material diminution in the authority, duties or responsibilities of his position with the result that the Employee makes a determination in good faith that he cannot continue to carry out his job in substantially the same manner as it was intended to be carried out immediately before such diminution.  Notwithstanding anything herein to the contrary, Constructive Termination shall not occur within the meaning of this section 11 until and unless 30 days have elapsed from the date the Company receives such written notice without the Company curing or causing to be cured the circumstance or circumstances described in this section 11 on the basis of which the declaration of Constructive Termination is given.

12	ADVERSE CHANGE IN THE PLAN
For purposes of this plan, an “Adverse Change in the Plan” shall mean:
	12.1	termination of the Plan pursuant to section 18.1;
12.2
amendment of the Plan pursuant to section 17 that materially diminishes the value of Awards, either to individual Employees or in the aggregate, unless there is substituted concurrently authority to grant Awards of comparable value to individual Employees in the Plan or in the aggregate, as the case may be; or

12.3
in respect of any holder of an Award a material diminution in his rights held under such Award (except as may occur under the terms of the Award Certificate as originally granted) unless there is substituted concurrently an Award with a value at least comparable to the loss in value attributable to such diminution in rights.

13	HOSTILE TAKEOVER TERMINATION

For purposes of this plan, a “Hostile Takeover Termination” shall mean an Adverse Change in the Plan as described in section 12 or any termination (including, but not limited to, a Termination Without Cause as described in section 10 or a Constructive Termination as described in section 11) of an Employee’s employment with the Company or a Subsidiary of the Company at any time following a Change in Control of the Company, as described in section 9, that was opposed by the Board members nominated by Flagstone.

14	DILUTION AND OTHER ADJUSTMENTS
14.1
In the event of any change in the issued and outstanding Common Shares of Flagstone by reason of any share split, share dividend, recapitalization, merger, consolidation, reorganization, amalgamation, combination or exchange of Common Shares or other similar event, and if the Compensation Committee shall determine, in its sole discretion, that such change equitably requires an adjustment in the number or kind of Common Shares that may be issued pursuant to Awards under the Plan pursuant to section 6 or in any measure of performance, then such adjustment shall be made by the Compensation Committee and shall be conclusive and binding for all purposes of the Plan.

14.2
Upon the declaration by the Board of Directors of Flagstone of a dividend in specie or in kind in favor of the holders of Common Shares in the Company, the Compensation Committee shall determine, in its sole discretion, if such dividend equitably requires an adjustment in the number or kind of Awards that may be issued to an Employee under the Plan in lieu of a dividend payment.

DESIGNATION OF BENEFICIARY/INTER VIVOS DESIGNEE BY EMPLOYEE
15.1
An Employee may name in writing to the Compensation Committee, or such other person as the Compensation Committee may designate from time to time to receive such instructions, a beneficiary to receive any payment to which he may be entitled in respect of Awards under the Plan in the event of his death.  An Employee may change his beneficiary from time to time in the same manner.  If no designated beneficiary is living on the date on which any amount becomes payable to an Employee’s executors or administrators, the term “beneficiary” as used in the Plan shall include such person or persons.

15.2
An Employee may name in writing to the Compensation Committee, or such other person as the Compensation Committee may designate from time to time such instructions, one or more Inter Vivos Designees and successor Inter Vivos Designees who shall be given the rights to all past, present and future grants or series of Awards or to one or more specific grants or series of Awards.  An Employee may change the designation of any Inter Vivos Designee in the same manner and such designation shall revoke and supersede all earlier designations.  In the event an Employee does not notify the Compensation Committee designating one or more Inter Vivos Designees, or no Inter Vivos Designee survives the Employee, the Awards and any payment of shares in place of cash shall be given to the Employee.

16	MISCELLANEOUS PROVISIONS
16.1
No employee or other person shall have any claim or right to receive a grant of Awards under the Plan.  Neither the Plan nor any action taken hereunder shall be construed as giving an employee any right to be retained in the employ of the Company or any Subsidiary.

16.2
An Employee’s rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of an Employee’s death), including but not limited to, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner and no such right or interest of any Employee in the Plan shall be subject to any obligation or liability or such Employee.

	16.3	No Common Shares shall be issued hereunder unless counsel for Flagstone shall be satisfied that such issuance will be in compliance with applicable laws.
16.4
The Company and its subsidiaries shall have the right to deduct from any Payment made under the Plan any taxes required by law to be withheld with respect to such payment.  It shall be a condition to the obligation of Flagstone to issue Common Shares upon payment of an Award that the Employee pay to the Flagstone, upon its demand, such amount as may be required by Flagstone for the purpose of satisfying any liability to withhold taxes.  If the amount requested is not paid, Flagstone may refuse to issue Common Shares.

	16.5	The expenses of the Plan shall be borne by the Company. However, if a grant of Awards is made to an employee of a Subsidiary:
		16.5.1	if such grant results in payment of cash to the Employee, such Subsidiary shall pay to the Company an amount equal to such cash payment; and
16.5.2
if the grant results in the issuance to the Employee of Common Shares, such Subsidiary shall pay to the Company an amount equal to fair market value thereof, as determined by the Compensation Committee, on the date such Common Shares are issued.

	16.6	The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure any payment under the Plan.
16.7
By accepting any grant or other benefit under the Plan, each Employee and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Compensation Committee.

16.7
By accepting any grant or other benefit under the Plan, each Employee and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Compensation Committee.

17	AMENDMENT

The Plan may be amended at any time and from time to time by the Board in accordance with the bye-laws of the Company, but no amendment which requires an increase in the aggregate number of Common Shares which may be issued pursuant to the Plan or the class of employees eligible to participate shall be effective unless and until the same is approved by the shareholders of Flagstone.  For the avoidance of doubt, any action taken by the Compensation Committee pursuant to section 14 does not require approval of the shareholders of Flagstone.  No amendment of the Plan shall adversely affect any right of any Employee with respect to any previous grant without such Employee’s written consent.

18	TERMINATION
This Plan shall terminate upon the earlier of the following dates or events to occur:
	18.1	the adoption of a resolution of the Board terminating the Plan; or
	18.2	ten years from the date the Plan is initially or subsequently approved and adopted by the shareholders of the Company in accordance with section 18 hereof.
No termination of the Plan shall alter or impair any of the rights or obligations of any person, without his consent, under any previous grant under the Plan.
19	GOVERNING LAW
The Plan shall be governed by and construed and interpreted in accordance with the laws of Cayman Islands.

Schedule of Amendments

Section	Amendment	Approved

Document  Revision History

Version	Date	Summary of Changes	Section	Approved by

PROPOSAL 8 – FLAGSTONE REINSURANCE AFRICA LIMITED RESTRICTED STOCK APPRECIATION RIGHTS PLAN

Flagstone Reinsurance Africa Limited (“Flagstone Africa”), a wholly-owned subsidiary of the Company, has adopted a Restricted Stock Appreciation Rights Plan (the “RSA Plan”).  The purpose of the RSA Plan is to advance the interests of Flagstone Africa and its shareholders by providing stock appreciation rights incentive compensation, based on the appreciation in value of the Common Shares of Flagstone Reinsurance Holdings Limited.  The participants under the RSA Plan are any employee, officer, or director, of the Flagstone Africa or its subsidiaries who (1) are eligible for RSU grants under the RSA Plan and (2) to whom the Compensation Committee decides pursuant to its authority under Section 3.1 of the RSA Plan to grant an RSU award. The approval of the shareholders of Flagstone Reinsurance Holdings Limited is necessary.

PLAN BENEFITS Flagstone Reinsurance Africa Stock Appreciation Rights Plan
Name and Position(1)	Dollar Value ($)	Number of Units
Mark Byrne, Executive Chairman	—	—
David Brown, Chief Executive Officer	—	—
Patrick Boisvert, Chief Financial Officer	—	—
David Flitman, Chief Actuary	—	—
Gary Prestia, Chief Underwriting Officer – Flagstone Réassurance Suisse SA – Bermuda Branch	—	—
James O’Shaughnessy – Chief Financial Officer (ex)	—	—
Executive Group	—	—
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	—	—

(1)	The named executive officers, executive officers, non-executive directors and non-executive officer employees of the Company do not participate in the RSA Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO
APPROVE THE FLAGSTONE REINSURANCE AFRICA LIMITED RESTRICTED SHARE UNIT PLAN.

Flagstone Reinsurance Africa Limited
Restricted Stock Appreciation Plan

1.	Purpose of the Plan

Flagstone Reinsurance Africa Limited (the “Company”) adopted this Flagstone Reinsurance Africa Limited Restricted Stock Appreciation Plan (the “Plan”), effective as of August 12 2008 for the benefit of the Directors, Officers, and Employees of the Company.  The purpose of this Plan is to advance the interests of the Company and its shareholders by providing stock appreciation rights as incentive compensation, based on the appreciation in value of the Common Shares of Flagstone Reinsurance Holdings Limited, to certain key Directors, Officers, and Employees of the Company and its Subsidiaries.

2.	Definitions

General – Whenever the following terms are used in the Plan with the first letter capitalized, they shall have the meanings specified below unless the context clearly indicates to the contrary or as provided under Section 7 of the Plan.

“Account” of a Participant means his or her individual account, if any, or the account of a Director’s employer, as established in accordance with Section 6.

“Affiliate”  means a company that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Company or is a body into which the Company or any of the foregoing parties is merged or consolidated.

“Beneficiary” means the person or persons designated by a Participant, on a form provided by the Plan Administrator, to receive payments under the Plan in the event of the Participant’s death.

“Board” means Board of Directors of the Company.

“Cause” shall mean (a) a material breach by a Participant of any contract between the Participant and the Company or a Subsidiary; (b) the willful and continued failure or refusal by the Participant to perform any duties reasonably required by the Company, Affiliate or a Subsidiary, after notification by the Company, Affiliate or the Subsidiary of such failure or refusal, and failure to correct such behavior within 20 days of such notification; (c) commission by the Participant of a criminal offence or other offence of moral turpitude; (d) perpetration by the Participant of a dishonest act or common law fraud against the Company, Affiliate or a Subsidiary or a client of either; or (e) the Participant willfully engaging in misconduct which is materially injurious to the Company, Affiliate or a Subsidiary, including without limitation, the disclosure of any trade secrets, financial models, or computer software to persons outside the Company, Affiliate or a Subsidiary without the consent of the Company, Affiliate or a Subsidiary.

“Compensation Committee” means the Compensation Committee of the Board.
“Common Stock” means common shares of Flagstone.
“Company” means Flagstone Reinsurance Africa Limited.

“Director” means a member of the board of directors of the Company or its Subsidiaries but shall not include any Director, Officer, or Employee of any Flagstone Overseas Subsidiary.

“Disability” means a condition by which the Compensation Committee has determined that the physical or mental condition of the Participant is such as would entitle him to receive payment of monthly benefits under any disability plan of the Company or a Subsidiary in which the individual participates.

“Employee” means any person, including officers, employed by the Company or any Subsidiary of the Company. Such term shall also include Directors.  A person shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Company Subsidiary or Flagstone Overseas Subsidiary or any successor.  Notwithstanding anything else contained herein, an employee of any Flagstone Overseas Subsidiary shall not be considered an Employee for purposes of the Plan.

“Grant Certificate” means a certificate evidencing the credit of or grant to a Participant of a Restricted Stock Unit under the Plan (sample attached as Appendix).

“Flagstone” means Flagstone Reinsurance Holdings Limited, a Bermuda exempted company listed on the New York Stock Exchange under trading symbol FSR.

“Flagstone Overseas Subsidiary” means any Flagstone Subsidiary other than the Company and its Subsidiaries.

“Management” means management of the Company.

“Participant” means any Employee, Officer, or Director, of the Company or its Subsidiaries who (1) are eligible for RSU grants under the Plan and (2) to whom the Compensation Committee decides pursuant to its authority under Section 3.1 of the Plan to grant an RSU award.

“Plan” means this Flagstone Reinsurance Africa Limited Restricted Stock Appreciation Rights Plan, as it may be amended from time to time.

“Plan Administrator” means the Compensation Committee, or the person or persons appointed by the Compensation Committee to serve under Section 4 of the Plan.

“Restricted Stock Unit” (or “RSU”) means a right to receive a payment, in cash or in actual Common Stock of Flagstone, of the value of one share of Common Stock of Flagstone, subject to the terms of this Plan and the respective Grant Certificate.

“Subsidiary” means a subsidiary of the Company or Flagstone as the case may be.

3.	Awards Subject to the Plan

3.1.
Under the Plan, the Compensation Committee, in its sole discretion, may grant RSUs to Participants.  The total RSU grants under the Plan shall not exceed the value equivalent of 100,000 shares of Common Stock. To the extent that any RSU granted under the Plan expires, terminates, or is cancelled, such unissued stock grants shall again be available for future grant under the Plan (unless the Plan has terminated).

3.2.
The RSUs will normally be settled by delivery of Common Stock, but can be settled to the Participant on distribution in cash, by issuance of shares of Common Stock, or partly in cash and partly by issuance of shares of Common Stock as determined by the Compensation Committee in its sole discretion.  However, until such time as the Plan is approved by the shareholders of Flagstone and subsequently filed with the United States Securities and Exchange Commission and New York Stock Exchange, the RSU’s will only be settled by delivery of cash.

3.3.
The amount of cash, if any, to be paid in lieu of issuance of shares of Common Stock under the Plan shall be determined based on the market value per share of Common Stock (or net book value, if no shares of Common Stock are not freely tradable on an exchange) as of the date on which a Participant becomes entitled to payment, whether or not such payment is deferred. The spot exchange rate will be used on the day, and the payment will be made in South African Rand (R).

3.4.	The Company may at any time, in its sole discretion, purchase Common Stock of Flagstone in the marketplace in an amount equal to the number of RSU grants to be settled by delivery of Common Stock.

4.	Administration

4.1.
The Plan shall be administered by the Compensation Committee, and the Compensation Committee shall have the sole authority to interpret the Plan, to establish and revise rules and regulations relating to the Plan (including this Plan document), and to make any other determinations that it believes necessary or advisable for the administration of the Plan.  All of the powers and responsibilities of the Compensation Committee under the Plan may be delegated by the Compensation Committee, in writing, to any Compensation subcommittee or such other duly authorized Company personnel, but not to any Participant.

5.	Participation

5.1.
The Chief Executive of the Company will recommend, and the Compensation Committee will approve, the Participants in the Plan.  Participation in the Plan will be limited to Officers, Employees, and Directors (including Management Directors) of the Company or its Subsidiaries.  Participation in the Plan shall be limited only to those individuals who are approved by the Compensation Committee and whose participation in the Plan is evidenced by a Grant Certificate executed by the Company.

6.	Terms of the Grant or Credit of RSUs

6.1.
The Compensation Committee may grant RSUs to a Participant pursuant to the Plan.  Grants of RSUs shall be evidenced by a Grant Certificate in such form as the Compensation Committee shall from time to time approve.

6.2.	Upon a grant of an award of RSUs under the Plan, as applicable, a Participant’s Account shall be credited with the amount of such grant.

6.3.
Actual shares of Flagstone Common Stock or cash (as determined by the Committee), equal in amount to the number of RSUs that have vested, will be distributed to the Participant upon the earlier of the following: (a) separation from service other than for Cause, (b) satisfaction of the applicable vesting period(s), (c) a specific date, or (d) such other time as the Committee may in its sole discretion determine (collectively, the “Distribution Dates”).  The Company shall deliver the shares of Common Stock of Flagstone and/or cash to the Participant as soon as administratively feasible after the identified date of distribution.

6.4.	Grants of RSUs under the Plan will normally fully vest on the date that is specified in the applicable Grant Certificate, subject to the following:

6.4.1.	Upon a Participant’s death or Disability, he/she shall become fully vested in all RSUs that have been granted to him or her under the Plan.

6.4.2.
Except as otherwise provided herein, the unvested RSU’s of Participants who are Employees or Officers shall be canceled upon notice of termination from the Employer to the Employee or the notice of resignation of the Employee.

6.4.3.	If an Employee is terminated for Cause all of his RSU’s will be automatically canceled.

6.4.4.
The Compensation Committee may cancel the RSU’s of a Director, whether vested or not, if that director engages in action deemed to be materially hostile to the interests of the Company, as judged by the Board of Directors.

6.4.5.	The Compensation Committee may, in its sole discretion, accelerate the vesting of any RSUs granted under the Plan at any time.

6.5.
RSUs and the rights and privileges conferred therewith shall not be sold, transferred, encumbered, hypothecated, or otherwise anticipated by the Participant, except as provided for under the terms of the Plan.  Grants are not liable for or subject to, in whole or in part, the debts, contracts, liabilities, or torts of the Participant, nor shall they be subject to garnishment, attachment, execution, levy, or other legal or equitable process.

7.	Special Provisions

7.1.
The Plan has special provisions which apply to citizens, residents or domiciliaries of certain countries, or Employees located in certain countries, as applicable.  These provisions form part of this Plan and are attached as Appendix 4.

7.2.
The Company may extend or amend Appendix 4 from time to time in order to accommodate the development of the Company in new countries, to maintain the most tax-favorable status available in various countries under the applicable laws and further modifications/amendments carried out from time to time. Such technical amendments require the approval of the Management Compensation Committee of the Company, and the Chairman of the Compensation Committee.

8.	Taxation

8.1.
Participants shall be responsible for all individual tax consequences of the RSU grants and delivery of cash or shares under the Plan.  Where feasible, the Plan will be interpreted and administered to provide favorable tax treatment to the Participant, subject to the compliance with the applicable laws of their respective jurisdiction.

8.2.
The Company reserves the right to withhold shares or deduct from the Participant payroll any taxes or social benefit costs to the Participant or the Company associated with the vesting or fulfillment of the RSUs.

9.	Designation of Beneficiary

9.1.
A Participant, by filing the prescribed form (the “Beneficiary Designation Form”, sample attached as Appendix 2) with the Plan Administrator, or such other person as the Plan Administrator may designate from time to time, may designate one or more Beneficiaries and successor Beneficiaries who shall be given the rights to the RSUs in accordance with the terms of the Plan in the event of the Participant’s death.  A Participant may change the designation of a Beneficiary at any time by completing a new Beneficiary Designation Form that shall revoke and supersede all earlier forms.  In the event a Participant does not file a Beneficiary Designation Form designating one or more Beneficiaries, or no designated Beneficiary survives the Participant, the RSUs shall be given to the individual to whom such right passes by will or the laws of descent and distribution and/or succession.

10.	Expenses of the Plan

Costs of administration of the Plan will be paid by the Company.

11.	Claims Procedure

11.1.
  In general, any claim for benefits under the Plan shall be filed by the Participant or Beneficiary (“claimant”) on the form prescribed for such purpose with the Plan Administrator.  If a claim for benefits under the Plan is wholly or partially denied, notice of the decision shall be furnished to the claimant by the Plan Administrator within a reasonable period of time after receipt of the claim by the Plan Administrator.  A Participant who is denied a claim for benefits may appeal to the Compensation Committee for a review of the Plan Administrator’s decision.  The decision of the Compensation Committee shall be furnished to the Participant within a reasonable period of receipt of the request for review and the decision of the Compensation Committee shall be final and binding to the Participant.

12.	Termination or Amendment of the Plan

12.1.
The Plan may be amended in whole or in part from time to time, or may be terminated, by the Board in accordance with the bye-laws of the Company, provided that in the event of such an amendment or termination, the rights of the Participants related to an RSU that have been granted under the Plan shall be preserved and maintained and no amendment may confer additional benefits upon Participants without prior approval by the Board.  Notice of any amendment or termination of the Plan shall be given in writing to the Participant.

12.2.
No amendment which increases the aggregate number of shares of Common Stock which may be issued pursuant to the Plan or the class of Employees eligible to participate shall be effective unless and until the same is approved by the shareholders of Flagstone.  For the avoidance of doubt, any action taken by the Compensation Committee pursuant to section 15 does not require shareholder approval.  No amendment of the Plan shall adversely affect any right of any Participant with respect to any previous grant without such Participant’s written consent.

13.	Term of the Plan

13.1.
  The Plan shall become effective on the date it is initially adopted by the Company (the “Adoption Date”) and shall continue in effect as amended from time to time for a period not exceeding 10 years from the Adoption Date or until terminated pursuant to Section 12.

14.	Rights as a Stockholder

14.1.
  No Participant shall have any rights (including voting or dividend rights) as a shareholder of Flagstone with respect to any Common Stock covered by, or related to, any RSU granted or credited pursuant to the Plan until the date of the delivery of a stock certificate with respect to such Common Stock.

15.	Anti-Dilution and Other Adjustments

15.1.
In the event of any change in the issued and outstanding shares of Common Stock by reason of any share split, share dividend, recapitalization, merger, consolidation, reorganization, amalgamation, combination or exchange of shares of Common Stock or other similar event, and if the Compensation Committee shall determine, in its sole discretion (subject to section 3.02), that such change equitably requires an adjustment in the number or kind of shares of Common Stock that may be issued pursuant to RSUs under the Plan pursuant to paragraph 6, then such adjustment shall be made by the Compensation Committee and shall be conclusive and binding for all purposes of the Plan.

15.2.
Upon the declaration by the board of directors of Flagstone of a dividend in specie or in kind in favor of the holders of Common Stock, the Compensation Committee shall determine, in its sole discretion, whether to make a cash payment to Participants whose RSUs have vested, equivalent to the accrued cumulative dividends paid by the Company during the applicable vesting period(s), without interest thereon, and only in so far as the record date of any applicable dividend payment fell within a particular vesting period.

16.	Miscellaneous

16.1.
If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

16.2.
  Except by will or the laws of descent and distribution and/or succession, a Participant’s rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of Participant’s  death), including but not limited to, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner and no such right or interest of any Participant in the Plan shall be subject to any obligation or liability or such Participant; provided that Directors shall be permitted to assign their rights under the Plan to their employer or an affiliate of their employer, as approved by the Compensation Committee.

16.3.
  Except to the extent specifically set forth in the Grant Certificate, the Participant’s rights under the Plan shall be governed in all aspects by the terms of the Plan, including the provisions that authorize the Plan Administrator to administer and interpret the Plan and that provide that the Plan Administrator’s decisions, determinations, and interpretations with respect to the Plan are final and conclusive on all persons affected hereby.  Additionally, this Plan shall be construed in accordance with, and governed by the laws of the Bermuda.

16.4.
  Nothing in this Plan, nor any action taken pursuant to this Plan, shall be deemed to give any Participant any right to remain in the employ of the Company or affect the right of the Company to terminate a Participant’s employment at any time, with or without Cause.

*           *           *           *           *
As evidence of its adoption of the Plan, Flagstone Reinsurance Africa Limited has caused this instrument to be signed by its officer of representative duly authorized on this 12th day of August, 2008.

Flagstone Reinsurance Africa Limited

By:  _________________________

Title: ________________________

APPENDIX 1

Beneficiary Designation Form

To:   The Plan Administrator of the Flagstone Reinsurance Africa Limited Restricted Stock Appreciation Rights Plan

From:  __________________________________________

*           *           *           *           *

Pursuant to Section 9 of the Flagstone Reinsurance Africa Limited Restricted Stock Appreciation Rights Plan (the “Plan”), I hereby designate the following person(s) as beneficiary(ies) who on my death shall be entitled to receive amounts under the Plan and respective Grant Certificate:

Primary Beneficiary Name: __________________________________________

Secondary Beneficiary Name:  ________________________________________

In making the above designation, I reserve the right to revoke this beneficiary designation or change the beneficiary(ies) designated at any time or times and without the consent of any beneficiary.

This beneficiary designation cancels and supersedes any beneficiary designation previously made with respect to this Plan and respective Grant Certificate.

Signed:

Participant

Date

APPENDIX 4

Special Provisions for citizens or residents of certain countries

United States Provisions

Coverage: These provisions apply to Participants to whom Section 409A of the United States Internal Revenue Code of 1986 (as amended from time to time)(“the Code”) applies.

Provisions:

.   Each grant and credit of RSUs shall comply with the minimum requirements of Code Section 409A.

.  Any action that may be taken (and, to the extent possible, any action actually taken) by the Company or the Participant shall not be taken (or shall be void and without effect), if such action violates the requirements of Section 409A.

.  The definitions contained within this Plan and the respective Grant Certificate shall be interpreted and construed to comply with the minimum requirements of Section 409A.

India Provisions

Coverage: These provisions apply to Participants who are employees of any Subsidiary of the Company incorporated and existing under the laws of India (“Indian Subsidiary) (collectively, “Indian Participants”)

Provisions: the following provisions shall apply with respect to any RSUs granted prior to a public offering of the capital stock of the Indian Subsidiary, and only to the extent required by applicable law:

8.
The aggregate number of RSUs which may be granted to Indian Participants under this Plan shall not exceed the value equivalent of 15,000 shares of Common Stock or as decided by the Compensation Committee, subject to the provisions of Section 3.01 and 12.02 hereof. RSU grants subject to increase in accordance with the terms of the Plan pursuant to the approval received from the Board of Directors/Shareholders of the Company and, if necessary, the shareholders of Flagstone.

9.	The RSUs will be actually paid to the Indian Participants in accordance with the Section 3.02, 3.03 and 3.04 of the Plan.

10.
The approval of the Board of the Company to the Plan was accorded on [ ] August 2008. The assent of the Board of the Company, approving the adoption of the Plan including this Appendix, for the Indian Subsidiary was accorded on [ ] August 2008.  The assent of the board of directors of the Indian Subsidiary approving the adoption of the Plan including this Appendix, for the Indian Subsidiary was accorded on [___].

11
Participation in the Plan and the grant of Awards shall be awarded to such Indian Participant providing bona fide services to or for, one or more Indian Subsidiary as may be selected by the Board or such Compensation Committee as designated by the Board, in consultation with the board of directors of the Indian Subsidiary, from time to time.  The Board may also grant RSUs to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for an Indian Subsidiary, provided that such RSUs shall not become vested or exercisable prior to the date the individual first commences performance of such services.  Provided, however, that an Employee who is a Promoter or belongs to the Promoter Group or a director who either by himself or through his relative or through any body corporate, directly or indirectly holds more than 10% of the outstanding shall not be eligible to participate in the Plan.

12.	For purposes of the above paragraph (4)

a.	“Promoter” means:

i.	the person or persons who are in over-all control of the Indian Subsidiary;
ii.	the person or persons who are instrumental in the formation of the Indian Subsidiary or program pursuant to which shares of the Indian Subsidiary may be offered to the public;
iii.
the person or persons who are named in the offer document (inviting subscription from the public to the shares of the Indian Subsidiary) as promoter(s), in the event the Indian Subsidiary decided to offer shares to the public.

Provided that a director or officer of the Indian Subsidiary, if he is acting as such only in his professional capacity, will not be deemed to be a Promoter, and that where a Promoter of the Indian Subsidiary is a body corporate, the promoter of that body corporate shall also be deemed to be a Promoter of the Indian Subsidiary.

b.	“Promoter Group” means:
i.	an immediate relative of the Promoter (i.e. spouse of that person, or any parent, brother, sister or child of the person or of the spouse); and,
ii.
persons whose shareholding is aggregated for the purpose of disclosing in the offer document (inviting subscription from the public to the shares of the Indian Subsidiary) "shareholding of the promoter group"

c.	“Relative” means immediate relative namely spouse, parent, brother, sister or child of the person or the spouse.

13.	All defined terms that are not otherwise defined under this Appendix shall have the meaning attributed to them under the provisions of the Plan.

14.	Except to the extent as set forth in this Appendix and where not contrary to the meaning or intention herein, the provisions of the Plan shall apply to the Indian Participants granted the RSU.

APPENDIX 5

Sample RSU Grant Certificate

This CERTIFICATE, effective as of the ____________ day of ____________, 20___ (the "Award Date"), certifies that Flagstone Reinsurance Africa Limited (the “Company”) has awarded to ________________________ (the “Participant”) Restricted Stock Units (“RSUs”) in the amounts and on the terms set forth below, subject to and in accordance with the Flagstone Reinsurance Africa Limited Restricted Stock Unit Plan, dated [●] (“the RSU Plan”).

The Company awards to the Participant on the Award Date an amount of RSUs as follows:

RSU Holder	«Column1»

Restricted Stock Units	«Column2»

RSU Series	[●]

Grant Date	[●]

Vesting Date
[Normal Vesting: Grants of these RSUs under the RSU Plan will fully vest on the date that is two years after the Grant Date immediately above, except as may be modified by section by the terms of the RSU Plan, and in particular section [6.05].

    -or-

[The Participant is a Director and is fully and immediately vested in RSUs that are credited to his/her Account under the Plan.]

Upon occurrence of a Distribution Date, the shares of Company Common Stock or cash (as determined solely by the Compensation Committee of the Board of Directors of the Company, subject to section 3.02 of the RSU Plan) shall be payable to the Participant and shall be delivered to the Participant as soon as administratively feasible.

This RSU grant is subject to the terms and conditions described in the RSU Plan, as such plan may be properly amended from time to time.  The terms of the RSU Plan are incorporated herein, and capitalized words, if not defined herein, shall be given the same meaning as under the terms of the Plan, unless the context requires a different meaning.

This RSU grant is not transferable, and will lapse upon the occasion of an assignment, charge, disposal or other dealing with the rights conveyed by it in any other circumstances.

______________________________
Signed

Mark Byrne, Chairman

Document  Revision History

Amendment	Date	Summary of Changes	Section	Approved by
1.0	August 12, 2008	Initial Adoption		Board

PROPOSAL 9 – INCREASE AUTHORIZED SHARE CAPITAL

Currently, the Memorandum of Association of the Company provides for an authorized share capital of US$1,500,000.00 comprising 150,000,000 shares of par value US$0.01 per share. It is proposed that the authorized share capital be increased from US$1,500,000.00 to US$3,000,000 by the creation of an additional 150,000,000 shares of par value US$0.01 per share.

While the Company has no present intention to increase the issued share capital of the Company, it believes that the increase to the authorized share capital will enable the Company to be well positioned to take advantage of any opportunity which may arise in the future.

In accordance with the Company's Bye-laws, approval by the Company's shareholders is required to increase the authorized share capital of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE INCREASE IN THE AUTHORIZED SHARE CAPITAL OF THE COMPANY.

ADDITIONAL INFORMATION

A copy of our financial statements for the year ended December 31, 2008 and the independent auditor’s report thereon has been sent to all shareholders.  The financial statements will be formally presented at the Annual General Meeting, but no shareholder action is required to be taken.

As of the date of this Proxy Statement we have no knowledge of any business, other than described herein and customary procedural matters, which will be presented for consideration at the Annual General Meeting.  In the event that any other business is properly presented at the Annual General Meeting, it is intended that the persons named in the accompanying proxy will have authority to vote in accordance with their judgment on such business.

Shareholder Proposals for 2010 Annual General Meeting of Shareholders

Shareholder proposals must be received in writing by the Corporate Secretary of the Company no later than November 14, 2009, and must comply with the requirements of the SEC and our bye-laws in order to be considered for inclusion in our Proxy Statement and proxy card relating to the 2010 Annual General Meeting. Such proposals should be directed to the attention of the Corporate Secretary, Flagstone Reinsurance Holdings Limited, Crawford House, 23 Church Street, Hamilton HM 11, Bermuda.

If a shareholder proposal is not submitted to the Corporate Secretary in a timely manner or is otherwise introduced at the 2010 Annual General Meeting of shareholders without any discussion of the proposal in our Proxy Statement, and the shareholder does not notify us on or before November 14, 2009 as required by SEC Rule 14a-4(c)(1) of the intent to raise such proposal at the Annual General Meeting of shareholders, then proxies received by us for the 2010 Annual General Meeting will be voted by the persons named as such proxies in their discretion with respect to such proposal. Notice of such proposal is to be sent to the address specified in the paragraph above.

Shareholder Communications with the Board of Directors

Shareholders or any interested party desiring to contact the Board of Directors, any committee of the Board of Directors or the non-management directors as a group, should address such communication to Corporate Secretary, Flagstone Reinsurance Holdings Limited, Crawford House, 23 Church Street, Hamilton HM 11, Bermuda, with a request to forward the communication to the intended recipient.

Corporate Documentation

The Company will furnish, without charge, to any shareholder a copy of all documents that it files with the SEC as well as the charter of any of the Company’s committee of the Board of Directors. All such documents are available at www.flagstonere.bm or may be obtained upon written request to the Corporate Secretary, Flagstone Reinsurance Holdings Limited, Crawford House, 23 Church Street, Hamilton HM 11, Bermuda.

Inspector of Election

BNY Mellon Shareowner Services, 480 Washington Boulevard, 29th Floor, Jersey City, NY 07310, has been appointed as Inspector of Election for the 2009 Annual General Meeting. Representatives of BNY Mellon Shareowner Services will attend the 2009 Annual General Meeting to receive votes and ballots, supervise the counting and tabulating of all votes and determine the results of the vote.

1. ELECTION OF DIRECTORS Nominees: FOR ALL WITHHOLD FOR ALL *EXCEPTIONS 01 Mark J. Byrne 02 Stewart Gross 03 E. Daniel James 04 Anthony P. Latham (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.) *Exceptions 2. To approve the appointment of Deloitte & Touche, to serve as the Company’s independent auditor for the fiscal year 2009 until our 2010 Annual General meeting and to refer to the determination of the auditor’s remuneration to the Board of Directors FOR AGAINST ABSTAIN 3. To approve amendments to the Bye-Laws. 4. To approve the list of Designated Company Directors for certain subsidiaries of the Company. 5. To approve amendments to the Restricted Share Unit Plan. 6. To approve the Amended and Restated Long-Term Incentive Plan for Island Heritage Holdings, Ltd. FOR AGAINST ABSTAIN 7. To approve the form of Stock Appreciation Rights Plan for Island Heritage Holdings, Ltd. 8. To approve the form of Restricted Share Unit Plan for Flagstone Reinsurance Africa Limited. 9 To approve an increase to the authorized share capital of the Company. 10. To consider and take action with respect to such other matters as may properly come before the Annual General Meeting or any adjournment or adjournments thereof. Mark Here for Address Change or Comments SEE REVERSE Will Attend Meeting YES Signature Signature Date NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. FOLD AND DETACH HERE FLAGSTONE REINSURANCE HOLDINGS LIMITED

FLAGSTONE REINSURANCE HOLDINGS LIMITED PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS OF FLAGSTONE REINSURANCE HOLDINGS LIMITED The undersigned hereby revoking all proxies granted, appoints MARK J. BYRNE and DAVID A. BROWN, and each of them, with power of substitution, as proxy of the undersigned, to attend the Annual General Meeting of Shareholders of Flagstone Reinsurance Holdings Limited on May 14, 2009 and any adjournments thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as designated on the reverse. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4, FOR PROPOSAL 5, FOR PROPOSAL 6, FOR PROPOSAL 7, FOR PROPOSAL 8, FOR PROPOSAL 9, AND FOR PROPOSAL 10. WHETHER OR NOT DIRECTION IS MADE, THIS PROXY WILL BE VOTED AT THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS. BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 Address Change/Comments (Mark the corresponding box on the reverse side) (Continued and to be marked, dated and signed, on the other side) FOLD AND DETACH HERE Choose MLinkK for fast, each and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.